PRINCIPAL® LIFETIME INCOME SOLUTIONS II
VARIABLE ANNUITY

Prospectus dated May 1, 2021
This prospectus describes Principal® Lifetime Income Solutions II Variable Annuity, an individual, flexible premium, deferred variable annuity (the “Contract”), issued by Principal Life Insurance Company (“the Company”, “we”, “our” or “us”) through Principal Life Insurance Company Separate Account B (“Separate Account”).
This prospectus provides information about the Contract and the Separate Account that you, as owner, should know before investing. The prospectus should be read and retained for future reference. Additional information about the Contract and the Separate Account is included in the Statement of Additional Information (“SAI”), dated May 1, 2021, which has been filed with the Securities and Exchange Commission (the “SEC”) and is considered a part of this prospectus. You may obtain a free copy of the SAI and all additional information by writing or calling: Principal® Lifetime Income Solutions II Variable Annuity, Principal Financial Group, P.O. Box 9382, Des Moines, Iowa 50306-9382, Telephone: 1-800-852-4450. You can also visit the SEC’s website at www.sec.gov, which contains the SAI, material incorporated into this prospectus by reference, and other information about registrants that file electronically with the SEC.
These securities have not been approved or disapproved by the SEC or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Additional information about certain investment products, including variable annuities, has been prepared by the SEC's staff and is available at Investor.gov.
If you are a new investor in the Contract, you may cancel your Contract within 15 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract accumulated value. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
You generally may allocate your investment in the Contract among the following investment options: dollar cost averaging fixed accounts (“DCA Plus accounts”) and the Separate Account divisions. The DCA Plus accounts are a part of our General Account. Obligations of the General Account are subject to the rights of the Company’s other creditors and the Company's overall claims paying ability. Each division of the Separate Account invests in shares of a corresponding mutual fund (the “underlying mutual funds”). A list of the underlying mutual funds available under the Contract is shown in Appendix A to this prospectus.
Your accumulated value will vary according to the investment performance of the underlying mutual funds in which your selected division(s) are invested. We do not guarantee the investment performance of the underlying mutual funds.
For any administrative questions, you may contact us by writing or calling: Principal® Lifetime Income Solutions II Variable Annuity, Principal Financial Group, P.O. Box 9382, Des Moines, Iowa 50306-9382, Telephone: 1-800-852-4450.
Beginning on May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for underlying mutual funds available under your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Company electronically by following instructions provided by the Company. You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-852-4450. Your election to receive reports in paper will apply to all underlying mutual funds available as investment options under your Contract.
You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of the reports, you can inform the Company by calling 1-800-852-4450. Your election to receive reports in paper will apply to all underlying mutual funds available as investment options under your annuity contract.
This prospectus describes all material features of the Contract and any material differences due to state variations.
An investment in the Contract is not a deposit or obligation of any bank and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation or any other government agency.
No person is authorized to give any information or to make any representation in connection with this Contract other than those contained in this prospectus.

1.GLOSSARY
The terms defined below are used throughout this Prospectus.
accumulated value (Contract accumulated value) - the sum of the values in the DCA Plus Account(s) and the Separate Account divisions.
anniversary(ies) - the same date and month of each year following the contract date.
annuitant - the person, including any joint annuitant, on whose life the annuity benefit payment is based. This person may or may not be the owner.
annuitization - application of a portion or all of the accumulated value to an annuity benefit payment option to make income payments.
annuitization date - the date all of the owner’s accumulated value is applied to an annuity benefit payment option.
Automatic Portfolio Rebalancing (APR) - the transfer of money among your Separate Account divisions on a set schedule to maintain a specified percentage in each Separate Account division.
cash surrender value (surrender value) - the accumulated value minus any applicable surrender charges and fee(s) (contract fee and/or prorated share of the charge(s) for the rider(s)).
contract date - the date that the Contract is issued and which is used to determine contract years.
contract year - the one-year period beginning on the contract date and ending one day before the contract anniversary and any subsequent one-year period beginning on a contract anniversary (for example, if the contract date is June 5, 2016, the first contract year ends on June 4, 2017, and the first contract anniversary falls on June 5, 2017).
data page - that portion of the Contract which contains the following: owner and annuitant data (names, gender, annuitant age); the contract date; maximum annuitization date; Contract charges and limits; benefits; and a summary of the riders included.
division(s) - refer to the term “Separate Account division” in this Glossary.
Dollar Cost Averaging Plus (DCA Plus) account - an account which uses a guaranteed interest rate to calculate interest earned for a specific amount of time.
Dollar Cost Averaging Plus (DCA Plus) account value - the amount invested in the DCA Plus Account(s) (plus interest earned and less any surrenders and/or transfers).
Dollar Cost Averaging Plus (DCA Plus) program - a program through which your DCA Plus value is transferred from a DCA Plus Account to the investment options over a specified period of time.
good order - an instruction or request is in good order when it is received in our home office, or other place we may specify, and has such clarity and completeness that we do not have to exercise any discretion to carry out the instruction or request. We may require that the instruction or request be given in a certain form.
home office - Company’s corporate headquarters located at Principal Financial Group, Des Moines, Iowa 50392-1770.
investment options - the DCA Plus Accounts and Separate Account divisions.
joint annuitant - an annuitant whose life determines the annuity benefit under this Contract. Any reference to the death of the annuitant means the death of the first annuitant to die.
joint owner - an owner who has an undivided interest with the right of survivorship in this Contract with another owner. Any reference to the death of the owner means the death of the first owner to die.
non-qualified contract - a Contract which does not qualify for favorable tax treatment as a Qualified Plan, Individual Retirement Annuity, Roth IRA, SEP IRA, Simple-IRA or Tax Sheltered Annuity.

notice - communication received by us, at the home office, either in writing or in another form approved by us in advance.
Your notices may be mailed to us at:
Principal Life Insurance Company
P O Box 9382
Des Moines, Iowa 50306-9382
owner - the person, including joint owner, who owns all the rights and privileges of this Contract. For the Principal® Variable Annuity Exchange Offer and Investment Plus Variable Annuity GMWB Exchange Offer, owner refers to the original owner.
premium payments - the gross amount you contributed to the Contract.
qualified plan(s) - retirement plans which receive favorable tax treatment under Section 401 or 403(a) of the Internal Revenue Code.
Required Minimum Distribution (“RMD”) amount - the amount required to be distributed each calendar year for purposes of satisfying the RMD rules of Section 401(a)(9) of the Internal Revenue Code of 1986, as amended, and related Code provisions.
Separate Account division (division(s)) - a part of the Separate Account which invests in shares of an underlying mutual fund. (Referred to in the marketing materials as “sub-accounts.”)
Separate Account division value - the sum of all divisions’ values; each division’s value is determined by multiplying the number of units in that division by the unit value of that division.
surrender - the withdrawal of all or part of the accumulated value of your Contract.
surrender charge - the charge deducted upon certain partial surrenders or total surrender of the Contract before the annuitization date.
transfer - moving all or a portion of your accumulated value to or from one investment option or among several investment options. All transfers initiated during the same valuation period are considered to be one transfer for purposes of calculating the transaction fee, if any.
underlying mutual fund - a registered open-end investment company, or a series or portfolio thereof, in which a division invests.
unit - the accounting measure used to determine your proportionate interest in a division.
unit value - a measure used to determine the value of an investment in a division.
valuation date (valuation days) - each day the New York Stock Exchange (“NYSE”) is open for trading and trading is not restricted.
valuation period - the period of time from one determination of the value of a unit of a division to the next. Each valuation period begins at the close of normal trading on the NYSE, generally 4:00 p.m. Eastern Time, on each valuation date and ends at the close of normal trading of the NYSE on the next valuation date.
we, our, us - Principal Life Insurance Company. We are also referred to throughout this prospectus as the Company.
you, your - the owner of this Contract, including any joint owner.

2.     KEY INFORMATION

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Charges for Early Withdrawals	If you withdraw money from your Contract within 7 years following your last premium payment, you will be assessed a surrender charge. The maximum surrender charge is 6% of the amount withdrawn during the first three contract years, declining down to 0% over the 7-year time period. For example, if you make an early withdrawal within the first three contract years, you could pay a surrender charge of up to $6,000 on a $100,000 investment.			7. CHARGES – Deferred Sales Load (“Surrender Charge”)
Transaction Charges	In addition to surrender charges, you may also be charged for other transactions, such as when you exceed more than 12 unscheduled partial surrenders in a contract year or you make more than one unscheduled transfer in a contract year.			7. CHARGES – Transaction Fees
Ongoing Fees and Expenses (annual charges)
The following part of the table describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your data page for information about the specific fees you will pay each year based on the options you have selected.
	ANNUAL FEE	MINIMUM	MAXIMUM	LOCATION IN PROSPECTUS
	1. Base contract[1]	1.40%	3.50%	7. CHARGES – Base Contract Annual Expenses
	2. Investment options (underlying mutual fund fees and expenses)[2]	0.47%	0.60%	APPENDIX A - INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT
	3. Guaranteed Minimum Withdrawal Benefit (“GMWB”)[3]	0.95%	1.55%	7. CHARGES – GMWB Charges for Rider Benefits

[1]
This fee reflects the Mortality and Expense Risks Charge and Administration Charge. We assess each division with a daily charge. The annual rate of the charge is the percentage of the average daily net assets of the Separate Account divisions.

[2]	As a percentage of the average net underlying mutual fund assets.

[3]
As part of your purchase, you will need to select one of the available GMWB riders. The choice you make affects how much you will pay for your Contract. To help you understand the cost of owning your Contract, the table above shows the lowest and highest current charges you could pay each year. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

Lowest and Highest Annual Cost Table

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, this table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

LOWEST ANNUAL COST $2,389.84	HIGHEST ANNUAL COST $3,081.17
Assumes:	Assumes:

●  Investment of $100,000

●  5% annual appreciation

●  Least expensive Base Contract charge, underlying mutual fund fees and expenses, and GMWB charge

●  No optional benefits

●  No sales charges

●  No additional purchase payments, transfers or withdrawals

●  Investment of $100,000

●  5% annual appreciation

●  Most expensive Base Contract charge, underlying mutual fund fees and expenses, and GMWB charge

●  No sales charges

●  No additional purchase payments, transfers or withdrawals

	RISKS	LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this Contract.	5. PRINCIPAL RISKS OF INVESTING IN THE CONTRACT – Poor Investment Performance
Not a Short-Term Investment
This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.

Surrender charges apply for up to 7 years following your last premium payment. These charges will reduce the value of your Contract if you withdraw money during that time.
5. PRINCIPAL RISKS OF INVESTING IN THE CONTRACT – Liquidity Risk
Risks Associated with Investment Options
•  An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract.

•  Each investment option (including the DCA Plus accounts) has its own unique risks.

•  You should review the prospectuses for the available underlying mutual funds before making an investment decision.
5. PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Insurance Company Risks
An investment in the Contract is subject to the risks related to the Company. Any obligations (including under the DCA Plus accounts), guarantees, or benefits are subject to the claims-paying ability of the Company. More information about the Company, including its financial strength ratings, is available upon request by calling the following toll-free telephone number: 1-800-852-4450.
5. PRINCIPAL RISKS OF INVESTING IN THE CONTRACT – Insurance Company Risks
	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments
•Investment Limitations - In purchasing the Contract, you are required to select only one GMWB rider. Regardless of which GMWB rider you select, it will limit the underlying mutual funds available to you as investment options under the Contract.

•Limitations on Transfers – We reserve the right to charge you for each unscheduled transfer after the first unscheduled transfer in a contract year. We also reserve the right to limit transfers in circumstances where frequent transfers have been made.

•Removal or Substitution of Underlying Mutual Funds - We reserve the right to remove, close or substitute the underlying mutual funds that are available as investment options under the Contract.
10. BENEFITS AVAILABLE UNDER THE CONTRACT 8. GENERAL DESCRIPTION OF THE CONTRACT – Frequent Transfers among Divisions 8. GENERAL DESCRIPTION OF THE CONTRACT – Contract or Registrant Changes
Optional Benefits	No optional benefits are available with the Contract.

	TAXES	LOCATION IN PROSPECTUS
Tax Implications
•  You should consult with a tax professional to determine the tax implications of an investment in, withdrawals from and surrenders of this Contract.

•  If you purchase the Contract through a tax-qualified plan or individual retirement account (IRA), such plan or IRA already provides tax deferral under the Code and there are fees and charges in an annuity that may not be included in such other investments. The tax deferral of the annuity does not provide any additional tax benefits for such a plan or IRA.

•  Premiums that are made on a pre-tax basis and earnings on your Contract are taxed at ordinary income tax rates when you withdraw them. You also may have to pay a 10% penalty tax if you take a withdrawal before age 59 1/2.
13. TAXES
	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Financial Professional Compensation
Your financial professional may receive compensation in the form of commissions for selling this Contract to you. Your financial professional may have a financial incentive to offer or recommend this Contract over another investment.
11. PURCHASES AND CONTRACT VALUE – Distribution of the Contract
Exchanges
Your financial professional may have a financial incentive to offer you a new contract in place of the one you own. You should only consider exchanging your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is in your best interest to purchase the new contract rather than continuing to own your existing Contract.
8. GENERAL DESCRIPTION OF THE CONTRACT – Contract Provisions and Limitations – Exchange Offers

3.    OVERVIEW OF THE CONTRACT
Purpose
The purpose of this Contract is to help you accumulate assets through allocation to underlying mutual fund investments and assist you with your long-term retirement planning or other long-term financial needs. Through withdrawals under the GMWB rider or payments under the annuitization feature, the Contract can supplement your retirement income by providing a stream of periodic payments. The Contract also offers death benefits to protect your designated beneficiaries.
This Contract may be appropriate for you if you:
•Have a long term investment horizon or want to protect against the risk of you or your spouse outliving your income.
•Want to benefit from potential annual increases in your rider values that match the growth of your Contract accumulated value.

Phases of Contract
Your Contract has two periods - an accumulation period and an annuitization period.
Accumulation Period
To help you accumulate assets during the accumulation period, you can allocate your premium payments to:

•	a selection of investment options. Each investment option invests in an underlying mutual fund, each of which has its own investment strategies, investment adviser(s), expense ratios, and returns.

•	DCA Plus accounts. By doing so, amounts are transferred automatically to the underlying mutual funds you choose in up to six or twelve monthly increments and you earn interest on amounts remaining in the DCA Plus accounts.
Additional information about the underlying mutual funds in which the divisions invest is provided in APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.
Annuitization Period
You can elect to annuitize your Contract and convert your accumulated value into a fixed stream of income payments. You also have the right to partially annuitize a portion of your accumulated value. You may select when you want the payments to begin.
We offer fixed annuity benefit payments only. No surrender charge is imposed on any portion of your accumulated value that has been annuitized. All benefits under this Contract (including the death benefit feature and the GMWB rider) terminate when you annuitize your entire accumulated value.
See 9. ANNUITY PERIOD.
Contract Features
This annuity is designed to accumulate value and to provide retirement income that you cannot outlive or that continues for a specified period of time. The annuity’s primary features include: withdrawal benefits, including through the GMWB rider you select, which allows you to receive scheduled withdrawal payments during the life of the Contract; a death benefit (without surrender charges); the ability to annuitize the Contract, which provides a fixed stream of income payments; and a waiver of surrender charge rider.
Guaranteed Minimum Withdrawal Benefit
When your Contract is issued, it will include a Guaranteed Minimum Withdrawal Benefit (“GMWB”) you select. A GMWB rider is designed to help protect you against the risk of a decrease in the Contract’s accumulated value due to market declines. A GMWB rider allows you to take certain guaranteed annual withdrawals during the Contract accumulation phase, regardless of your Contract accumulated value. There are ongoing charges for the GMWB rider you select.
See 10. BENEFITS AVAILABLE UNDER THE CONTRACT.
Death Benefit
The GMWB Death Benefit is automatically included with your Contract and continues to be included while the GMWB rider is in effect. If the GMWB rider is terminated, the GMWB Death Benefit is terminated and is replaced by the Standard Death Benefit. The Standard Death Benefit is similar to the GMWB Death Benefit with the exception of how withdrawals reduce the applicable death benefit amount.
If the owner dies before the annuitization date, a death benefit is payable. The death benefit may be paid as either a single payment or under an annuity benefit payment option.
Withdrawals could significantly reduce the death benefit.
For additional details on death benefits under this Contract, See 10. BENEFITS AVAILABLE UNDER THE CONTRACT and 9. ANNUITY PERIOD.
Tax Treatment
Your premium payments accumulate on a tax-deferred basis. Your earnings are not taxed until money is taken out of the Contract, such as when: you make a withdrawal; you receive an income payment; or a death benefit is paid.

Waiver of Surrender Charge Rider
This rider is automatically added to the Contract at issue (subject to state approval and state variations may apply). There is no additional charge for this benefit.
This rider waives the surrender charge on surrenders made after the first Contract anniversary if the owner or annuitant has a critical need. A critical need is limited to confinement to a health care facility, terminal illness diagnosis, or total and permanent disability.
The benefits are available for a critical need if the following conditions are met:
•the owner or annuitant has a critical need; and
•the critical need did not exist before the contract date.
For the purposes of this rider, the following definitions apply:
•health care facility - a licensed hospital or inpatient nursing facility providing daily medical treatment and keeping daily medical records for each patient (not primarily providing just residency or retirement care). This does not include a facility owned or operated by the owner, annuitant or a member of their immediate family. If the critical need is confinement to a health care facility, the confinement must continue for at least 60 consecutive days after the contract date and the surrender must occur within 90 days of the confinement’s end. Notice must be provided within 90 days after confinement ends.
•terminal illness - sickness or injury that results in the owner’s or annuitant’s life expectancy being 12 months or less from the date notice to receive a distribution from the Contract is received by the Company.
•total and permanent disability - the owner or annuitant is unable to engage in any occupation for pay or profit due to sickness or injury.
Optional Benefits and Loans
This Contract does not include any optional benefits and loans are not available under the Contract.

4.    FEE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your data page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time you buy the Contract, surrender or make withdrawals from the Contract, or transfer accumulated value between underlying investment options.

Transaction Expenses

Contract owner transaction expenses(1)
	Maximum	Current
Deferred Sales Load (or Surrender Charge) - as a percentage of amount surrendered(2)	6%	6%
Transaction Fees
• for each unscheduled partial surrender	the lesser of $25 or 2% of each unscheduled partial surrender after the 12th unscheduled partial surrender in a contract year	$0
• for each unscheduled transfer(3)	the lesser of $25 or 2% of each unscheduled transfer after the first unscheduled transfer in a contract year	$0
State Premium Taxes (vary by state)(4)	3.50% of premium payments made	0%
(1) For additional information about the fees and expenses described in the table, see 7. CHARGES.
(2) Surrender charge (as a percentage of amounts surrendered):

Table of surrender charges
Number of completed contract years since each premium payment was made	Surrender charge applied to all premium payments received in that contract year
0 (year of premium payment)	6%
1	6%
2	6%
3	5%
4	4%
5	3%
6	2%
7 and later	0%
(3) Note that in addition to the fees shown, the Separate Account and/or sponsors of the underlying mutual funds may adopt requirements pursuant to rules and/or regulations adopted by federal and/or state regulators which require us to collect additional transaction fees and/or impose restrictions on transfers.
(4) We do not currently assess premium taxes for any Contract issued but reserve the right in the future to assess up to 3.50% of premium payments made for Contract owners in those states where a premium tax is assessed.

Annual Contract Expenses
The next table describes the fees and expenses you will pay each year during the time you own the Contract (not including underlying mutual fund fees and expenses).
You will pay additional charges for the GMWB rider that you select, as shown below.

Annual Contract Expenses
	Maximum Annual Charge	Current Annual Charge
Administrative Expenses (waived for Contracts with accumulated value of $30,000 or more)	The lesser of $30 or 2.00% of the accumulated value	The lesser of $30 or 2.00% of the accumulated value
Base Contract Expenses (as a percentage of average daily Separate Account value)	3.50%	1.40%

Guaranteed Minimum Withdrawal Benefit Riders(1)
	Maximum Annual Charge	Current Annual Charge
Target Income Protector rider (GMWB) (as a percentage of the average quarterly For Life withdrawal benefit base)	2.00%	See the applicable GMWB Charges and Percentages Supplement(2)
Flexible Income Protector rider (GMWB) (as a percentage of the average quarterly For Life withdrawal benefit base)	2.00%	See the applicable GMWB Charges and Percentages Supplement(2)
Flexible Income Protector Plus rider (GMWB) (as a percentage of the average quarterly For Life withdrawal benefit base)	2.00%	See the applicable GMWB Charges and Percentages Supplement(2)
(1) Some rider provisions may vary from state to state and may be subject to additional restrictions.
(2)    The For Life withdrawal benefit payment percentages and GMWB Bonus percentages (collectively, "GMWB Percentages") that apply to your Contract are determined as described in the applicable GMWB Charges and Percentages Supplement. This prospectus and the current GMWB Charges and Percentages Supplement, is available at www.principal.com/LifeIncomeIIVAReport. For applications signed before the date of this prospectus, see Appendix G.
For more information regarding the GMWB Bonus and the For Life withdrawal benefit payment percentages, see the GMWB Bonus and For Life Withdrawal Benefit Payment provisions in section 10. BENEFITS AVAILABLE UNDER THE CONTRACT.
Annual Underlying Mutual Fund Expenses
The next table shows the minimum and maximum total operating expenses charged by the underlying mutual funds that you may pay periodically during the time that you own the Contract (before any fee waiver or expense reimbursement). A complete list of the underlying mutual funds available under the Contract, including their annual expenses, may be found in APPENDIX A - INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.

Minimum and Maximum Annual Underlying Mutual Fund Operating Expenses as of December 31, 2020
	Minimum	Maximum
Total annual underlying mutual fund operating expenses (expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.47%	0.60%

Example

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and annual mutual fund expenses.

The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of annual mutual fund expenses and GMWB rider. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you surrender your Contract at the end of the applicable time period:	1 year $11,329	3 years $23,302	5 years $33,763	10 years $61,749
If you annuitize at the end of the applicable time period:	1 year $5,996	3 years $18,120	5 years $30,426	10 years $61,749
If you do not surrender your Contract:	1 year $5,996	3 years $18,120	5 years $30,426	10 years $61,749

5.    PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

This section is intended to summarize the principal risks of investing in the Contract. Additional risks and details regarding various risks and benefits of investing in the policy are described in the relevant sections of the Prospectus and SAI.
Poor Investment Performance
You can lose money by investing in this Contract, including loss of principal. An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options you choose. You bear the risk of any decline in your Contract’s accumulated value resulting from the performance of the investment options you have chosen. Each investment option has its own unique risks. For more information about the risks of investing in a particular underlying mutual fund see that fund’s prospectus, which you should review before making an investment decision. To see the funds' prospectus, go to the following website: www.principal.com/LifeIncomeIIVAReport.
Liquidity Risk
This Contract is not suitable as a short-term savings vehicle and is not appropriate if you need ready access to cash. The benefits of tax deferral and the GMWB rider are better for investors with long time horizons. Surrender charges apply for up to seven years after your last premium payment and these charges will reduce the value of your Contract if you withdraw money during that time. Taking excess withdrawals could substantially reduce or even terminate the benefits available under the Contract. There also may be adverse tax consequences if you take early withdrawals from the Contract.
Volatility Mitigation Risk
Your investment options include volatility-controlled underlying mutual funds. Volatility mitigation strategies may increase fund transaction costs, which could increase losses or reduce gains. These strategies may not protect the fund from market declines and may reduce the fund’s participation in market gains. To see the funds' prospectus, go to the following website: www.principal.com/LifeIncomeIIVAReport.
Fees and Charges
We reserve the right to increase the fees and charges under the Contract up to the maximum guaranteed fees and charges stated in the prospectus.

Alternatives to the Contract
Other contracts or investments may provide more favorable returns or benefits than the Contract.
Potentially Harmful Transfer Activity
This Contract is not designed as a vehicle for market timing. Accordingly, your ability to make transfers under the Contract is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other contract owners. We have limitations and restrictions on transfer activity, which we apply to all owners of the Contract without exception. (See 8. GENERAL DESCRIPTION OF THE CONTRACT - Frequent Transfers among Divisions).
Tax Law Changes
The tax risk associated with your Contract includes the possibility of a change in the federal income tax laws that apply to your Contract, or of the current interpretations of the laws by the IRS, which could have retroactive effects regardless of the date of enactment or publication.
Insurance Company Risks
An investment in the Contract is subject to the risks related to the Company, including that any obligations (including under the DCA Plus accounts), guarantees, or benefits are subject to the claims-paying ability of the Company. More information about the Company, including its financial strength ratings, can be found by visiting www.principal.com.
Risks Affecting Our Administration of Your Contract
Our operations and/or the activities and operations of our service providers and business partners are subject to certain risks that are beyond our control, including systems failures, cyber-attacks, and pandemics (and similar events). These risks are common to all insurers and financial service providers and could materially impact our ability to administer the Contract.

6. GENERAL DESCRIPTION OF INSURANCE COMPANY, SEPARATE ACCOUNT AND MUTUAL FUND COMPANIES
The Insurance Company
The obligations under the Contract (including death benefits, living benefits, or other benefits available under the Contract) are obligations of Principal Life Insurance Company and are subject to the Company’s claims-paying ability and financial strength. The Company’s business address is 711 High Street, Des Moines, IA 50392.

The Separate Account
Separate Account B is a separate account we established to receive and invest premium payments made by owners of our variable annuity products. Separate Account B is divided into divisions. The assets of each division invest in a corresponding underlying mutual fund. New divisions may be added and made available and divisions may also be eliminated. These changes will be made in a manner that is consistent with applicable laws and regulations.
We do not guarantee the investment results of the Separate Account. There is no assurance that the value of your Contract will equal or be greater than the total of the payments you make to us.
The Separate Account is not affected by the rate of return of our General Account or by the investment performance of any of our other assets. Any income, gain, or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains, or losses. Assets of the Separate Account attributed to the reserves and other liabilities under the Contract may not be charged with liabilities arising from any of our other businesses. The Company is obligated to pay all amounts promised to investors under the Contracts.
Any Contract obligations in excess of the Separate Account value (for example, annuity benefit payments, death benefit payment(s) and guaranteed minimum withdrawal benefit payments) become obligations of the General Account and will be subject to the rights of the Company’s other creditors and its overall claims paying ability.

The Underlying Mutual Funds
Information regarding each underlying mutual fund, including (i) its name, (ii) its type, (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance is available in Appendix A to this prospectus. Each underlying mutual fund has issued a prospectus that contains more detailed information about the underlying mutual fund. If you wish to receive paper copies of the prospectuses for the underlying mutual funds, you can inform the Company by calling 1-800-852-4450. You also can obtain a copy by visiting the following website: www.principal.com/LifeIncomeIIVAReport.
Voting Rights
We vote shares of the underlying mutual funds owned by the Separate Account according to the instructions of Contract owners.
We will notify you of shareholder meetings of the mutual funds underlying the divisions in which you hold units. We will send you proxy materials and instructions for you to provide voting instructions to us. We will arrange for the handling and tallying of proxies received from you and other owners. If you give no voting instructions, we will vote those shares in the same proportion as shares for which we received instructions. Because there is no required minimum number of votes, a small number of votes can have a disproportionate effect.
We determine the number of fund shares that you may instruct us to vote by allocating one vote for each $100 of accumulated value in the division. Fractional votes are allocated for amounts less than $100. We determine the number of underlying mutual fund shares you may instruct us to vote as of the record date established by the underlying mutual fund for its shareholder meeting. In the event that applicable law changes or we are required by regulators to disregard voting instructions, we may decide to vote the shares of the underlying mutual funds in our own right.
7. CHARGES
Certain charges are deducted under the Contract. If the charge is not sufficient to cover our costs, we bear the loss. If the expense is more than our costs, the excess is profit to the Company. We expect a profit from all the fees and charges listed below, except the Annual Administrative Expenses Fee, Transaction Fee and Premium Tax.
In addition to the charges under the Contract, there are also deductions from and expenses paid out of the assets of the underlying mutual funds which are described in the underlying mutual funds’ prospectuses.
Deferred Sales Load (“Surrender Charge”)
No sales charge is collected or deducted when premium payments are applied under the Contract. A surrender charge is assessed on certain total or partial surrenders. The surrender charge would be deducted from the accumulated value remaining in the investment option(s) from which the amount is surrendered.
If you specify surrender allocation percentages as part of a partial surrender request, the allocation percentages will also apply to the surrender charges. If you do not provide us with specific percentages, we will use your premium payment allocation percentages for the partial surrender, which will also apply to the surrender charges.
The amounts we receive from the surrender charge are used to cover some of the expenses of the sale of the Contract (primarily commissions, as well as other promotional or distribution expenses). If the surrender charge collected is not enough to cover the actual costs of distribution, the costs are paid from the Company’s General Account assets which include profit, if any, from the mortality and expense risks charge.
NOTE: If you plan to make multiple premium payments, you need to be aware that each premium payment has its own surrender charge period (shown below). The surrender charge for any total or partial surrender is a percentage of all premium payments surrendered which were received by us during the contract years prior to the surrender. The applicable percentage which is applied to the premium payments surrendered is determined by the following table.

Surrender charge (as a percentage of amounts surrendered):

Number of completed contract years since each premium payment was made	Surrender charge applied to all premium payments received in that contract year
0 (year of premium payment)	6%
1	6%
2	6%
3	5%
4	4%
5	3%
6	2%
7 and later	0

Each premium payment begins in year 0 for purposes of calculating the percentage applied to that premium payment. However, premium payments are added together by contract year for purposes of determining the applicable surrender charge. If your contract year begins April 1 and ends March 31 the following year, all premium payments received during that period are considered to have been made in that contract year.
For purpose of calculating surrender charges, we assume that surrenders and transfers are made in the following order:
•first from premium payments no longer subject to a surrender charge;
•then from the free surrender privilege (first from the earnings, then from the oldest premium payments (i.e., on a first-in, first-out basis)) described below; and
•then from premium payments subject to a surrender charge on a first-in, first-out basis.
NOTE: Partial surrenders may be subject to both a surrender charge and a transaction fee.
Free Surrender Amount
The free surrender amount may be surrendered without a surrender charge. This amount is the greater of:
•earnings in the Contract (earnings equal accumulated value less unsurrendered premium payments as of the date of the surrender); or
•10% of the premium payments, decreased by any partial surrenders and partial annuitizations since the last Contract anniversary.
Any amount not taken under the free surrender amount in a contract year is not added to the amount available under the free surrender amount for any following contract year(s).
Unscheduled partial surrenders of the free surrender amount may be subject to the transaction fee (see Transaction Fee in this section).
When Surrender Charges Do Not Apply
The surrender charge does not apply to:
•amounts applied under an annuity benefit payment option; or
•payment of any death benefit, however, the surrender charge does apply to premium payments made by a surviving spouse after an owner’s death; or
•amounts distributed to satisfy the minimum distribution requirement of Section 401(a)(9) of the Internal Revenue Code, provided that the amount surrendered does not exceed the minimum distribution amount which would have been calculated based on the value of this Contract alone; or
•an amount transferred from a Contract used to fund an IRA to another annuity contract issued by the Company to fund an IRA of the participant’s spouse when the distribution is made pursuant to a divorce decree.
Waiver of Surrender Charge Rider
This rider is automatically added to the Contract at issue (subject to state approval and state variations may apply). There is no charge for this benefit.
This rider waives the surrender charge on surrenders made after the first Contract anniversary if the owner or annuitant has a critical need. A critical need is limited to confinement to a health care facility, terminal illness diagnosis, or total and permanent disability.

The benefits are available for a critical need if the following conditions are met:
•the owner or annuitant has a critical need; and
•the critical need did not exist before the contract date.
For the purposes of this rider, the following definitions apply:
•health care facility - a licensed hospital or inpatient nursing facility providing daily medical treatment and keeping daily medical records for each patient (not primarily providing just residency or retirement care). This does not include a facility owned or operated by the owner, annuitant or a member of their immediate family. If the critical need is confinement to a health care facility, the confinement must continue for at least 60 consecutive days after the contract date and the surrender must occur within 90 days of the confinement’s end. Notice must be provided within 90 days after confinement ends.
•terminal illness - sickness or injury that results in the owner’s or annuitant’s life expectancy being 12 months or less from the date notice to receive a distribution from the Contract is received by the Company.
•total and permanent disability - the owner or annuitant is unable to engage in any occupation for pay or profit due to sickness or injury.
Transaction Fee
To assist in covering our administration costs, we reserve the right to charge a transaction fee of the lesser of $25 or 2% of each unscheduled partial surrender after the 12th unscheduled partial surrender in a contract year. The transaction fee would be deducted from the accumulated value remaining in the investment option(s) from which the amount is surrendered, on a pro rata basis.
To assist in covering our administration costs or to discourage market timing, we also reserve the right to charge a transaction fee of the lesser of $25 or 2% of each unscheduled transfer after the first unscheduled transfer in a contract year. The transaction fee would be deducted from the investment option(s) from which the amount is transferred, on a pro rata basis.
If we elect to begin charging for the transaction fees, we will provide you with advance written notice.
Premium Taxes
We reserve the right to deduct an amount to cover any premium taxes imposed by states or other jurisdictions. If we elect to begin deducting any premium taxes, we will provide you with advance written notice. Any deduction is made from either a premium payment when we receive it, or the accumulated value when you request a surrender (total or partial) or you request application of the accumulated value (full or partial) to an annuity benefit payment option. Premium taxes range from 0% in most states to as high as 3.50%.
Annual Administrative Expenses Fee
Contracts with an accumulated value of less than $30,000 are subject to an annual fee for administrative expenses of the lesser of $30 or 2% of the accumulated value. Currently, we do not charge the annual fee if your accumulated value is $30,000 or more. If we elect to begin charging the annual fee if your accumulated value is $30,000 or more, we will provide you with advance written notice. If you own more than one variable annuity contract with us, all the Contracts you own or jointly own are aggregated, on each Contract’s anniversary, to determine if the $30,000 minimum has been met and whether that Contract will be charged. The fee is deducted from the investment option that has the greatest value. The fee is deducted on each Contract anniversary and upon total surrender of the Contract. The fee assists in covering administration costs, primarily costs to establish and maintain the records which relate to the Contract.
Base Contract Annual Expenses
Mortality and Expense Risks Charge
We assess each division with a daily charge for mortality and expense risks. The annual rate of the charge is 1.25% of the average daily net assets of the Separate Account divisions. We reserve the right to increase this charge to an annual maximum of 3.00% of the average daily net assets of the Separate Account divisions. We will provide prior written notice in the event that we decide to exercise our right to increase the annual charge. This charge is assessed only prior to the annuitization date. This charge is assessed daily when the value of a unit is calculated.
This charge is intended to compensate us for the mortality risk on the Contract. We have a mortality risk in that we guarantee payment of a death benefit in a single payment or under an annuity benefit payment option. We do not impose a surrender charge on a death benefit payment, which is an additional mortality risk.

This charge is also intended to cover our expenses, primarily related to operation of the Contract, including
•furnishing periodic Contract statements, confirmations and other customer communications;
•preparation and filing of regulatory documents (such as this prospectus);
•preparing, distributing and tabulating proxy voting materials related to the underlying mutual funds; and
•providing computer, actuarial and accounting services.
If the mortality and expense risks charge is not enough to cover our costs, we bear the loss. If the mortality and expense risks charge is more than our costs, the excess is profit to the Company.
Administration Charge
We assess each division with a daily Separate Account administration charge. The annual rate of the charge is 0.15% of the average daily net assets of the Separate Account divisions. We reserve the right to increase this charge to an annual maximum of 0.50% of the average daily net assets of the Separate Account divisions. We will provide prior written notice in the event that we decide to exercise our right to increase the annual charge. This charge is assessed only prior to the annuitization date. This charge is assessed daily when the value of a unit is calculated. The administration charge is intended to cover our costs for administration of the Contract that are not covered in the mortality and expense risks charge.
If the administration charge is not enough to cover our costs, we bear the loss. If the administration charge is more than our costs, the excess is profit to the Company.
GMWB Charges for Rider Benefits
You must select a GMWB rider. Please contact your registered representative or call us at 1-800-852-4450 if you have any questions.
There is a cost for GMWB rider benefits that we deduct quarterly. The GMWB Rider Charge Percentage (“GMWB Charge Percentage”) that applies to your contract is determined as described in the applicable GMWB Charges and Percentages Supplement. For rules to determine which GMWB Charge Percentage will apply to your contract, see 10. BENEFITS AVAILABLE UNDER THE CONTRACT - Determining GMWB Charges and Percentages.
The rider charge is an amount equal to the GMWB Charge Percentage multiplied by the average quarterly For Life withdrawal benefit base. The rider charge is calculated and deducted from your accumulated value at the end of the calendar quarter at a quarterly rate. The average quarterly For Life withdrawal benefit base is equal to (1) the For Life withdrawal benefit base at the beginning of the quarter plus (2) the For Life withdrawal benefit base at the end of the calendar quarter, and this sum is divided by two. There may be times when the sum of the four quarterly charge amounts is different than the charge amount if we calculated it annually. For example, if your For Life withdrawal benefit base is changed on your Contract anniversary, the charge for that calendar quarter will vary from the other quarters.
For existing contracts, advance notice will be sent to you if the rider charge will increase. Before the effective date of the rider charge increase, you have the following options:
•Accept the increased rider charge and continue to be eligible to receive a GMWB Step-Up at each rider anniversary; or
•Decline the increased rider charge by sending us notice that you are opting out of the GMWB Step-Up and electing to remain at your current rider charge. Once you opt out of the GMWB Step-Up, you will no longer be eligible for any future GMWB Step-Ups and the feature cannot be added back to this rider.
At the end of each calendar quarter (or on the next valuation date, if the calendar quarter ends on a date that is not a valuation date), the rider charge is deducted through the redemption of units from your accumulated value in the same proportion as the surrender allocation percentages. If this rider is purchased after the beginning of a calendar quarter, the rider charge is prorated according to the number of days this rider is in effect during the calendar quarter. Upon termination of this rider, the rider charge will be based on the number of days this rider is in effect during the calendar quarter.
We reserve the right to increase the rider charge up to the maximum annual charge. The maximum annual charge is 2.00% (0.5000% quarterly) of the average quarterly For Life withdrawal benefit base, as applicable.
The rider charge is intended to reimburse us for the cost of the protection provided by this rider.

Special Provisions for Group or Sponsored Arrangements
Where permitted by state law, Contracts may be purchased under group or sponsored arrangements as well as on an individual basis.
Group Arrangement - program under which a trustee, employer or similar entity purchases Contracts covering a group of individuals on a group basis.
Sponsored Arrangement - program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of Contracts on an individual basis.
The charges and deductions described above may be reduced or eliminated for Contracts issued in connection with group or sponsored arrangements. The rules in effect at the time the application is approved will determine if reductions apply. Reductions may include but are not limited to sales of Contracts without, or with reduced, mortality and expense risks charges, annual administrative expense fees or surrender charges.
Eligibility for and the amount of these reductions are determined by a number of factors, including the number of individuals in the group, the amount of expected premium payments, total assets under management for the owner, the relationship among the group’s members, the purpose for which the Contract is being purchased, the expected persistency of the Contract, and any other circumstances which, in our opinion, are rationally related to the expected reduction in expenses. Reductions reflect the reduced sales efforts and administration costs resulting from these arrangements. We may modify the criteria for and the amount of the reduction in the future. Modifications will not unfairly discriminate against any person, including affected owners and other owners with contracts funded by the Separate Account.
Distribution of the Contract
The Company has appointed Principal Securities, Inc. ("PSI") (Des Moines, Iowa 50392-0200), a broker-dealer registered under the Securities Exchange Act of 1934, a member of the Financial Industry Regulatory Authority and affiliate of the Company, as the distributor and principal underwriter of the Contract. PSI is paid 6.50% of premium payments by the Company for the distribution of the Contract. PSI also receives 12b-1 fees in connection with purchases and sales of certain mutual funds underlying the Contracts. PSI currently receives 12b-1 fees for Principal Variable Contracts Funds.
Underlying Mutual Fund Charges
Charges are deducted from and expenses paid out of the assets of the underlying mutual funds that are described in the prospectuses for those underlying mutual funds.
8. GENERAL DESCRIPTION OF THE CONTRACT

The Principal® Lifetime Income Solutions II Variable Annuity is significantly different from a fixed annuity. As the owner of a variable annuity, you assume the risk of investment gain or loss (as to amounts in the Separate Account divisions) rather than the Company. The Separate Account division value under a variable annuity is not guaranteed and varies with the investment performance of the underlying mutual funds.
Based on your investment objectives, you direct the allocation of premium payments and accumulated values. There can be no assurance that your investment objectives will be achieved.
Contract Rights
During the accumulation period, you have all rights to the benefits under the Contract. The benefits include making additional premium payments, transferring between investment options, taking surrenders and annuitizing the Contract. The annuitant and any joint annuitant (if not the owner or joint owner, respectively) do not have any rights to the Contract. All of your rights of ownership cease upon your death. At that point the death benefit will become payable according to your benefit instructions.
During the annuity period you are still the only person with material rights to the contract. After the death of the owner the primary beneficiary(ies) have the rights to the death benefit, if any.
If your Contract is part of a qualified plan, IRA, SEP, or SIMPLE-IRA, you may not change either the owner or the annuitant.

You may change the owner and/or annuitant of your non-qualified Contract at any time. Your request must be in writing and approved by us. After approval, the change is effective as of the date you signed the request for change. If ownership is changed, the benefits under certain riders may be affected. We reserve the right to require that you send us the Contract so that we can record the change.
If an annuitant who is not an owner dies while the Contract is in force, a new annuitant may be named unless the owner is a corporation, trust or other entity.
If your Contract has a GMWB rider in force, any ownership change or beneficiary change before the annuitization date which would cause a change in the covered life will result in termination of this rider except in certain circumstances. See 10. BENEFITS AVAILABLE UNDER THE CONTRACT.
While this Contract is in force, you have the right to name or change a beneficiary. This may be done as part of the application process or by sending us a written request. Unless you have named an irrevocable beneficiary, you may change your beneficiary designation by sending us notice.
In California, for owners age 60 or older, we allocate initial premium payments to the Money Market division during the examination offer period unless you elect to immediately invest in the allocations you selected. If your premium payments were allocated to the Money Market division, after the free look period ends, your accumulated value will be converted into units of the division(s) according to your allocation instructions. The units allocated will be based on the unit value next determined for each division.
Contract Provisions and Limitations
Premium Payments
•The initial premium payment must be at least $5,000 for non-qualified contracts.
•The initial premium payment must be at least $2,000 for all other contracts.
•If you are making premium payments through a payroll deduction plan or through a bank (or similar financial institution) account under an automated investment program, your initial and subsequent premium payments must be at least $100.
•All premium payments are subject to a surrender charge period that begins in the contract year each premium payment is received.
•Subsequent premium payments must be at least $500 and can be made until the annuitization date.
•Premium payments are to be made by personal or financial institution check (for example, a cashier’s check). We reserve the right to refuse any premium payment that we feel presents a fraud or money laundering risk. Examples of the types of premium payments we will not accept are cash, money orders, starter checks, travelers checks, credit card checks, and foreign checks.
•If you are a member of a retirement plan covering three or more persons, the initial and subsequent premium payments for the Contract must average at least $100 and cannot be less than $50.
•The total sum of all premium payments for a Contract may not be greater than $2,000,000 (maximum premium limit) without our prior approval. For further information, please call 1-800-852-4450.
•The Company reserves the right to increase the minimum amount for each premium payment with thirty days advance notice.
•We reserve the right to treat all of your and/or your spouse’s Principal deferred variable annuity contracts, with a guaranteed minimum withdrawal benefit rider attached, as one contract for purposes of determining whether you have exceeded the maximum premium limit (without home office approval).
•Additional premium restrictions may apply to Contracts with a guaranteed minimum withdrawal benefit rider in force. See 10. BENEFITS AVAILABLE UNDER THE CONTRACT.
•Premium payments are credited on the basis of the unit value next determined after we receive a premium payment.
•If no premium payments are made during two consecutive calendar years and the accumulated value is less than $2,000, we reserve the right to terminate the Contract.

Allocating Premium Payments
•On your application, you direct how your premium payments will be allocated to the investment options.
•A complete list of the divisions may be found in Appendix A. Each division invests in shares of an underlying mutual fund. More detailed information about the underlying mutual funds can be found in the current prospectus for each underlying mutual fund, which can be found here: www.principal.com/LifeIncomeIIVAReport.
•Your investment options for premium payments and accumulated value will be restricted (for restrictions see 10. BENEFITS AVAILABLE UNDER THE CONTRACT - GMWB Investment Options).
•The investment options also include the DCA Plus accounts.
•Allocations must be in percentages.
•Percentages must be in whole numbers and total 100%.
•Subsequent premium payments are allocated according to your then current allocation instructions.
•Changes to the allocation instructions are made without charge.
•A change is effective on the next valuation period after we receive your new instructions in good order.
•You can change the current allocations and future allocation instructions by:
•mailing your instructions to us;
•calling us at 1-800-852-4450 (if telephone privileges apply);
•faxing your instructions to us at 1-866-894-2093; or
•visiting www.principal.com.
•Changes to premium payment allocations do not result in the transfer of any existing investment option accumulated values. You must provide specific instructions to transfer existing accumulated values. We currently do not charge a transaction fee for these transfers but reserve the right to charge such a fee in the future.
•Premium payments are credited on the basis of the unit value next determined after we receive a premium payment.
Division Transfers
•You may request an unscheduled transfer or set up a scheduled transfer by:
•mailing your instructions to us;
•calling us at 1-800-852-4450 (if telephone privileges apply);
•faxing your instructions to us at 1-866-894-2093; or
•visiting www.principal.com.
•You must specify the dollar amount or percentage to transfer from each division.
•The minimum transfer amount is the lesser of $100 or the value of your division.
•In states where allowed, we reserve the right to reject transfer instructions from someone providing them for multiple contracts for which he or she is not the owner.
Unscheduled Transfers
•You may make unscheduled division transfers from one division to another division.
•Transfers into DCA Plus accounts are not permitted.
•Transfer values are calculated using the price next determined after we receive your request in good order.
•We reserve the right to impose a fee of the lesser of $25 or 2% of the amount transferred on each unscheduled transfer after the first unscheduled transfer in a contract year. If we elect to begin charging for the transaction fee, we will provide you with written notice at least 30 days in advance.
Limitations on Unscheduled Transfers
We reserve the right to reject excessive exchanges or purchases if the trade(s) would disrupt the management of the Separate Account, any division of the Separate Account or any underlying mutual fund. In addition, we may suspend or modify transfer privileges in our sole discretion at any time to prevent market timing efforts that could disadvantage other owners. These modifications could include, but not be limited to:
•requiring a minimum time period between each transfer;
•imposing the transaction fee;
•limiting the dollar amount that an owner may transfer at any one time; or
•not accepting transfer requests from someone providing requests for multiple Contracts for which he or she is not the owner.

Scheduled Transfers (Dollar Cost Averaging)
•You may elect to have transfers made on a scheduled basis.
•There is no charge for scheduled transfers and no charge for participating in the scheduled transfer program.
•You must specify the dollar amount of the transfer.
•You select the transfer date (other than the 29th, 30th or 31st) and the transfer period (monthly, quarterly, semi-annually or annually).
•If the selected date is not a valuation date, the transfer is completed on the next valuation date.
•Transfers into DCA Plus accounts are not permitted.
•If you want to stop a scheduled transfer, you must provide us notice prior to the date of the scheduled transfer.
•Transfers continue until your value in the division is zero or we receive notice to stop the transfers.
•The number of divisions available for simultaneous transfers will never be less than two. When we have more than two divisions available, we reserve the right to limit the number of divisions from which simultaneous transfers are made.
Scheduled transfers are designed to reduce the risks that result from market fluctuations. They do this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. The results of this strategy depend on market trends and are not guaranteed.
Example:

Month	Amount Invested	Share Price	Shares Purchased
January	$100	$25.00	4
February	$100	$20.00	5
March	$100	$20.00	5
April	$100	$10.00	10
May	$100	$25.00	4
June	$100	$20.00	5
Total	$600	$120.00	33
In the example above, the average share price is $20.00 [total of share prices ($120.00) divided by number of purchases (6)]. The average share cost is $18.18 [amount invested ($600.00) divided by number of shares purchased (33)].
Automatic Portfolio Rebalancing (APR)
•APR allows you to maintain a specific percentage of your Separate Account division value in specified divisions over time.
•You may elect APR at any time after the examination offer period has expired.
•APR is not available for values in the DCA Plus accounts.
•APR is not available if you have arranged scheduled transfers from the same division.
•APR is required quarterly if your Contract has an active Target Income Protector, Flexible Income Protector or Flexible Income Protector Plus rider.
•There is no charge for APR transfers and no charge for participating in the APR program.
•APR will be done on the frequency you specify:
•quarterly (on a calendar year or contract year basis); or
•semiannually or annually (on a contract year basis).
•You may rebalance by
•mailing your instructions to us;
•calling us at 1-800-852-4450 (if telephone privileges apply);
•faxing your instructions to us at 1-866-894-2093; or
•visiting www.principal.com.
•Divisions are rebalanced at the end of the next valuation period following your request.
Example: You elect APR to maintain your Separate Account division value with 50% in the Diversified Income division and 50% in the Money Market division. At the end of the specified period, 60% of the accumulated value is in the Diversified Income division, with the remaining 40% in the Money Market division. By rebalancing, units from the Diversified Income division are redeemed and applied to the Money Market division so that 50% of the Separate Account division value is once again in each division.

DCA Plus Accounts
This prospectus is intended to serve as a disclosure document only for the Contract as it relates to the Separate Account and contains only selected information regarding the DCA Plus accounts. The DCA Plus accounts are a part of our General Account. Because of exemptions and exclusions contained in the Securities Act of 1933 and the Investment Company Act of 1940, the DCA Plus accounts, and any interest in them, are not subject to the provisions of these acts. However, disclosures relating to them are subject to generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.
Our obligations with respect to the DCA Plus accounts are supported by our General Account. The General Account is the assets of the Company other than those assets allocated to any of our Separate Accounts. Subject to applicable law, we have sole discretion over the assets in the General Account. Separate Account expenses are not assessed against any DCA Plus account values. You can obtain more information concerning the DCA Plus accounts, including current rates, from your financial professional or by calling us at 1-800-852-4450.
We reserve the right to refuse premium payment allocations to the DCA Plus accounts. We will send you a written notice at least 30 days prior to the date we exercise this right. We will also notify you if we lift such restrictions.
Dollar Cost Averaging Plus Program (DCA Plus Program)
Premium payments allocated to the DCA Plus accounts earn the interest rate in effect at the time each premium payment is received. A portion of your DCA Plus account value is periodically transferred (on the 28th of each month) to Separate Account divisions. If the 28th is not a valuation date, the transfer occurs on the next valuation date. The transfers are allocated according to your DCA Plus allocation instructions. Transfers into a DCA Plus account are not permitted. There is no charge for participating in the DCA Plus program.
DCA Plus Premium Payments
You may enroll in the DCA Plus program by allocating a minimum premium payment of $1,000 into a DCA Plus account and selecting investment options into which transfers will be made. Subsequent premium payments of at least $1,000 are permitted. You can change your DCA Plus allocation instructions during the transfer period. Automatic Portfolio Rebalancing does not apply to DCA Plus accounts.
DCA Plus premium payments receive the fixed interest rate in effect on the date each premium payment is received by us. The fixed interest rate remains in effect for the remainder of the 6-month or 12-month DCA Plus program.
Selecting a DCA Plus Account
DCA Plus accounts are available in either a 6-month transfer program or a 12-month transfer program. The 6-month transfer program and the 12-month transfer program generally will have different credited interest rates. You may enroll in both a 6-month and 12-month DCA Plus program. However, you may only participate in one 6-month and one 12-month DCA Plus program at a time. Under the 6-month transfer program, all premium payments and accrued interest must be transferred from the DCA Plus account to the selected investment options in no more than 6 months. Under the 12-month transfer program, all premium payments and accrued interest must be transferred to the selected investment options in no more than 12 months.
We will transfer an amount each month which is equal to your DCA Plus account value divided by the number of months remaining in your transfer program. For example, if four scheduled transfers remain in the six-month transfer program and the DCA Plus account value is $4,000, the transfer amount would be calculated as follows: $4,000 ÷ 4 = $1,000.
DCA Plus Transfers
Transfers are made from DCA Plus accounts to the investment options according to your allocation instructions. The transfers begin after we receive your premium payment and completed enrollment instructions. Transfers occur on the 28th of the month and continue until your entire DCA Plus account value is transferred.
Unscheduled DCA Plus Transfers
You may make unscheduled transfers from DCA Plus accounts to the investment options. A transfer is made, and values determined, as of the end of the valuation period in which we receive your request.
DCA Plus Surrenders
You may take scheduled or unscheduled surrenders from DCA Plus accounts. Premium payments earn interest according to the corresponding rate until the surrender date. Surrenders are subject to any applicable surrender charge.

Exchange Offers
Principal® Variable Annuity Exchange Offer (“exchange offer”)
Original owners of an eligible Principal® Variable Annuity (Flexible Variable Annuity) contract may elect to exchange their Principal® Variable Annuity (Flexible Variable Annuity) contract (“old contract”) for a new Principal® Lifetime Income Solutions II Variable Annuity contract ("new contract") subject to the exchange offer terms and conditions. To determine if it is in your best interest to participate in the exchange offer, we recommend that you consult with your tax advisor and financial professional before electing to participate in the exchange offer.
You are eligible to participate in the exchange offer when:
•The old contract is not subject to any surrender charges; and
•The exchange offer is available in your state.
One of the requirements of the exchange offer is that the old contract not be subject to surrender charges. Because of that requirement, the accumulated value for the new contract at the time of the exchange will be the same as the cash surrender value from your old contract.
Currently, there is no closing date for the exchange offer. We reserve the right, however, to modify or terminate the exchange offer upon reasonable written notice to you. The insurance company that issued the old contract was Company.
See APPENDIX B1 for further details about the exchange offer.
Investment Plus Variable Annuity GMWB Exchange Offer (“GMWB exchange offer")
Original owners of an eligible Principal® Investment Plus Variable Annuity contract (“old contract”) may elect to exchange their old contract for a new Principal® Lifetime Income Solutions II Variable Annuity contract ("new contract") subject to the GMWB exchange offer terms and conditions below. To determine if it is in your best interest to participate in the GMWB exchange offer, we recommend that you consult with your tax advisor and financial professional before electing to participate in the GMWB exchange offer.
You are eligible to participate in the GMWB exchange offer when:
•The old contract doesn't have a GMWB rider; or
•The old contract has a GMWB 1 rider; and
•The old contract is not subject to any surrender charges; and
•The exchange offer is available in your state.
One of the requirements of the exchange offer is that the old contract not be subject to surrender charges. Because of that requirement, the accumulated value for the new contract at the time of the exchange will be the same as the cash surrender value from your old contract.
Currently, there is no closing date for the GMWB exchange offer. We reserve the right, however, to modify or terminate the GMWB exchange offer upon reasonable written notice to you. The insurance company that issued the old contract was Company.
See APPENDIX B2 for further details about the GMWB exchange offer.
General Account
Any Contract obligations in excess of the Separate Account value (for example, annuity benefit payments, death benefit payment(s) and guaranteed minimum withdrawal benefit payments) become obligations of the General Account. These amounts are subject to Company’s claims-paying ability and financial strength. They also are subject to the rights of the Company’s other creditors.
Contract or Registrant Changes
Any changes we make pursuant to this provision will be made in a manner that is consistent with applicable laws and regulations.

Deletion or Substitution of Separate Account Divisions
The Separate Account is divided into divisions. The assets of each division invest in a corresponding underlying mutual fund. New divisions may be added and made available. We reserve the right, within the law, to make additions, deletions and substitutions for the divisions. We will make no such substitution or deletion without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by 1940 Act).
If the shares of a division are no longer available for investment or if, in the judgment of our management, investment in a division becomes inappropriate for the purposes of our contract, we may eliminate the shares of a division and substitute shares of another division of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future premium payments.
If we eliminate divisions, you may change allocation percentages and transfer any value in an affected division to another division(s) without charge. You may exercise this exchange privilege until the later of 60 days after a) the effective date of the additions, deletions and/or substitutions of the change, or b) the date you receive notice of the options available. You may only exercise this right if you have any value in the affected division(s).
Required Minimum Distribution (RMD) Program for GMWB Riders
We reserve the right to modify or eliminate the RMD Program for GMWB Riders; for example, if there is a change to the Internal Revenue Code or Internal Revenue Service rules or interpretations relating to RMD, including the issuance of relevant IRS guidance. We will send you at least 30 days advance notice of any change in or elimination of the RMD Program for GMWB Riders. Any modifications or elimination of the RMD Program for GMWB Riders will take effect after notice. If we exercise our right to modify or eliminate the RMD Program for GMWB Riders, then any scheduled or unscheduled withdrawal in excess of a For Life withdrawal benefit payment after the effective date of the program’s modification or elimination will be deemed an excess withdrawal.
For additional information on the RMD Program, See 10. BENEFITS AVAILABLE UNDER THE CONTRACT – Required Minimum Distribution (RMD) Program for GMWB Riders.
Class of Purchasers
This Contract is only offered to people between the ages of 45 and 80.
Frequent Transfers among Divisions
This Contract is not designed for frequent trading or market timing activity of the investment options. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase this Contract. The Company does not accommodate market timing.
We consider frequent trading and market timing activities to be abusive trading practices because they:
•Disrupt the management of the underlying mutual funds by:
•forcing the fund to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the fund; and
•causing unplanned portfolio turnover;
•Hurt the portfolio performance of the underlying mutual funds; and
•Increase expenses of the underlying mutual fund and separate account due to:
•increased broker-dealer commissions; and
•increased record keeping and related costs.
If we are not able to identify such abusive trading practices, the abuses described above will negatively impact the Contract and cause investors to suffer the harms described.
We have adopted policies and procedures to help us identify and prevent abusive trading practices. In addition, the underlying mutual funds monitor trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner.

If we, or an underlying mutual fund that is an investment option with the Contract, deem abusive trading practices to be occurring, we will take action that may include, but is not limited to:
•Rejecting transfer instructions from a Contract owner or other person authorized by the owner to direct transfers;
•Restricting submission of transfer requests by, for example, allowing transfer requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier or by telephone;
•Limiting the number of unscheduled transfers during a contract year to no more than 12;
•Prohibiting you from requesting a transfer among the divisions for a minimum of thirty days where there is evidence of at least one round-trip transaction (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption) by you; and
•Taking such other action as directed by the underlying mutual fund.
We support the underlying mutual funds right to accept, reject or restrict, without prior written notice, any transfer requests into a fund.
In some instances, a transfer may be completed prior to a determination of abusive trading. In those instances, we will reverse the transfer (within two business days of the transfer) and return the Contract to the investment option holdings it had prior to the transfer. We will give you notice in writing in this instance.
9. ANNUITY PERIOD
Annuitization Date
You may specify an annuitization date in your application. You may change the annuitization date with our prior approval. The request must be in writing. You may not select an annuitization date prior to the first Contract anniversary or after the maximum annuitization date (age 95; state variations may apply) found on the data page. If you do not specify an annuitization date, the annuitization date is the maximum annuitization date shown on the data page.
Full Annuitization
Any time after the first contract year, you may annuitize your Contract by electing to receive payments under an annuity benefit payment option. If the accumulated value on the annuitization date is less than $2,000 or if the amount applied under an annuity benefit payment option is less than the minimum requirement, we may pay out the entire amount in a single payment. The Contract would then be canceled. You may select when you want the payments to begin (within the period that begins the business day following our receipt of your instruction and ends one year after our receipt of your instructions).
Once payments begin under the annuity benefit payment option you choose, the option may not be changed. In addition, once payments begin, you may not surrender, withdraw or otherwise liquidate or commute any of the portion of your accumulated value that has been annuitized.
Depending on the type of annuity benefit payment option selected, payments that are initiated either before or after the annuitization date may be subject to penalty taxes (see 13. TAXES). You should consider this carefully when you select or change the annuity benefit payment commencement date.
Partial Annuitization
You have the right to annuitize a portion of your accumulated value. After the first contract year and prior to the annuitization date, you may annuitize a portion of your accumulated value by sending us a notice.
The minimum partial annuitization amount is $2,000. Any partial annuitization request that reduces the accumulated value to less than $5,000 will be treated as a request for full annuitization.
You may select one of the annuity benefit payment options listed below. Once payments begin under the option you selected, the option may not be changed. In addition, once payments begin you may not surrender or otherwise liquidate or commute any portion of your accumulated value that has been annuitized.
Annuity Benefit Payment Options
We offer fixed annuity benefit payments only. No surrender charge is imposed on any portion of your accumulated value that has been annuitized.

You may choose from several fixed annuity benefit payment options. Payments will be made on the frequency you choose. You may elect to have your annuity benefit payments made on a monthly, quarterly, semiannual or annual basis. The dollar amount of the payments is specified for the entire payment period according to the option selected. There is no right to take any total or partial surrenders after the annuitization date. The fixed annuity benefit payment must begin within one year of the annuity benefit election.
The amount of the fixed annuity benefit payment depends on the:
•amount of accumulated value applied to the annuity benefit payment option;
•annuity benefit payment option selected;
•age and gender of the annuitant (unless fixed period income option is selected);
•frequency of the annuity benefit payments; and
•duration of the annuity benefit payments.
The amount of the initial payment is determined by applying all or a portion of the accumulated value, less any applicable premium tax and other expenses, as of the date of the application to the annuity table for the annuitant’s annuity benefit payment option, gender, and age. Minimum annuity benefit payment amounts will be based on the Annuity 2012 Individual Annuity Mortality Period Life Table as stated in the Contract. This basis is guaranteed for the life of the Contract for the following fixed annuity benefit payment options: Life Income, Life Income with Period Certain, Joint and Survivor Life Income, and Joint and Survivor Life Income Period Certain. With our written approval, other annuity benefit payment options may be available without this guaranteed basis.
Annuity benefit payments generally are higher for male annuitants than for female annuitants with an otherwise identical Contract. This is because statistically females have longer life expectancies than males. In certain states, this difference may not be taken into consideration in determining the payment amount. Additionally, Contracts with no gender distinctions are made available for certain employer-sponsored plans because, under most such plans, gender discrimination is prohibited by law.
The frequency and duration of the annuity benefit payments affect the income amount received. The annuity benefit payments generally are lower if you receive payments more frequently. For example, monthly payments generally will be lower than quarterly payments. Generally, all other factors being equal, the longer the duration of annuity benefit payments, the lower the annuity benefit payments amounts and the shorter the duration, the higher the annuity benefit payment amounts.
You may select an annuity benefit payment option by written request only. Your selection of an annuity benefit payment option for a partial annuitization must be in writing and may not be changed after payments begin. Your selection of an annuity benefit payment option for any portion not previously annuitized may be changed by written request prior to the annuitization date.
If an annuity benefit payment option is not selected, we will automatically apply:
•for Contracts with one annuitant - Life Income with payments guaranteed for a period of 10 years.
•for Contracts with joint annuitants - Joint and Full Survivor Life Income with payments guaranteed for a period of 10 years.
The available annuity benefit payment options for both full and partial annuitizations include:
•Life Income - Level payments continue for the annuitant’s lifetime. If you defer the first payment date, it is possible that you would receive no payments if the annuitant dies before the first payment date. NOTE: There is no death benefit value remaining and there are no further payments when the annuitant dies.
•Life Income with Period Certain - Level payments continue during the annuitant’s lifetime with a guaranteed payment period of 5 to 30 years. If the annuitant dies before all of the guaranteed payments have been made, the guaranteed payments continue to you or the person(s) you designate until the end of the guaranteed payment period. If a shorter period is required by law, we will pay a commuted value at the end of that shorter period.
•Joint and Survivor - Payments continue as long as either the annuitant or the joint annuitant is alive. You may also choose an option that lowers the amount of income after the death of a joint annuitant. It is possible that you would only receive one payment under this option if both annuitants die before the second payment is due. If you defer the first payment date, it is possible that you would receive no payments if both the annuitants die before the first payment date. NOTE: There is no death benefit value remaining and there are no further payments after both annuitants die.

•Joint and Survivor with Period Certain - Payments continue as long as either the annuitant or the joint annuitant is alive with a guaranteed payment period of 5 to 30 years. You may choose an option that lowers the amount of income after the death of a joint annuitant. If both annuitants die before all guaranteed payments have been made, the guaranteed payments continue to you or the person(s) you designate until the end of the guaranteed payment period. If a shorter period is required by law, we will pay a commuted value at the end of that shorter period.
With our written approval, other annuity benefit payment options may be available without the minimum annuity benefit payment amount guarantees described in the Contract. The annuity benefit payment amount will not be less than the annuity benefit payment amount that would be provided by using the accumulated value to purchase any Principal Life Insurance Company single premium immediate annuity contract offered to the same class of annuitants. These options may include:
•Fixed Period Income - Level payments continue for a fixed period. You may select a range from 5 to 30 years (state variations may apply). If the annuitant dies before the selected period expires, payments continue to you or the person(s) you designate until the end of the fixed period. Payments stop after all guaranteed payments are received. If a shorter period is required by law, we will pay a commuted value at the end of that shorter period.
•Life with Cash Refund - Level payments continue for the annuitant’s lifetime. If the annuitant dies and the total of all payments received is less than the amount of the accumulated value applied, the balance is paid to you or the person(s) you designate.
•Life with Installment Refund - Level payments continue for the annuitant’s lifetime. If the annuitant dies and the total of all payments received is less than the amount of the accumulated value applied, payments continue to you or the person(s) you designate until they equal the amount of the accumulated value applied. If the period required to make these payments is longer than allowed by law, we will pay a commuted value at the end of that shorter period.
Tax Considerations Regarding Annuity Benefit Payment Options
If you own one or more tax qualified annuity contracts, you may avoid tax penalties if payments from at least one of your tax qualified contracts begin no later than April 1 following the calendar year in which you turn age 72. The required minimum distribution payment must be in equal (or substantially equal) amounts over your life or over the joint lives of you and your designated beneficiary. These required minimum distribution payments must be made at least once a year. Tax penalties may apply at your death on certain excess accumulations. You should confer with your tax advisor about any potential tax penalties before you select an annuity benefit payment option or take other distributions from the Contract. Additional rules apply to distributions under non-qualified contracts (see 13. TAXES).
Death of Annuitant (During the Annuitization Period)
If the annuitant dies during the annuity benefit payment period, remaining payments are made to the owner throughout the guaranteed payment period, if any, or for the life of any joint annuitant, if any. If the owner is the annuitant, remaining payments are made to the joint owner, if any, or the named beneficiaries. In all cases the person entitled to receive payments also receives any rights and privileges under the annuity benefit payment option.

10. BENEFITS AVAILABLE UNDER THE CONTRACT
The following tables summarize information about the benefits available under the Contract.

Standard Benefits Under this Contract	Purpose	Maximum/Current Fee	Brief Description of Restrictions/Limitations
Guaranteed Minimum Withdrawal Benefit (GMWB)	Allows you to take certain guaranteed annual withdrawals during the Contract accumulation phase, regardless of your Contract accumulated value.	Maximum Fee (1): •2.00% Annually Current Fee (2): See the applicable GMWB Charges and Percentages Supplement.
•Must select from three GMWB riders.
•GMWB rider you select determines the investment options available to you.
•Excess withdrawals could reduce or even terminate the benefits available.
•Cannot terminate rider until five years after Contract issue.

Death Benefit	Beneficiaries receive a death benefit upon the death of the owner.	No Additional Fee	Withdrawals could significantly reduce the benefit.
Automatic Portfolio Rebalancing	Allows you to maintain a specific percentage of your Separate Account division value in specified divisions over time.	No Additional Fee	•Automatically occurs quarterly with an active GMWB rider. •Can be elected quarterly, semi-annually or annually if you terminate your GMWB rider.
DCA Plus Program	DCA Plus accounts, which transfer amounts automatically to the underlying mutual funds you choose in up to six or twelve monthly increments and pays you interest on amounts remaining in the DCA Plus accounts.	No Additional Fee
•Only premium payments may be allocated to the DCA Plus accounts.
•Transfers from the underlying mutual funds into the DCA Plus accounts are not permitted.
•Transfers occur automatically on the 28th of each month.

Dollar Cost Averaging	Allows for automatic scheduled transfers (at your direction) of specific amounts from any underlying mutual fund to any combination of underlying mutual funds at regular intervals.	No Additional Fee	•Transfer date cannot be on the 29th, 30th or 31st. •Transfers must be monthly, quarterly, semi-annually or annually. •You must provide us notice when you want to stop the scheduled transfers.
Waiver of Surrender Charge Rider	Waives surrender charges in the event of a critical need.	No Additional Fee	Following conditions must be met: •Owner or Annuitant has “critical need” as defined in the prospectus; and •Critical need did not exist before contract date.
(1)    At the end of each calendar quarter, one-fourth of the annual charge is multiplied by the average quarterly For Life withdrawal benefit base. The maximum quarterly charge is 0.5000%. For additional information on this charge, See 10. BENEFITS AVAILABLE UNDER THE CONTRACT – Determining GMWB Charges and Percentages.
(2)    The For Life withdrawal benefit payment percentages and GMWB Bonus percentages (collectively, "GMWB Percentages") that apply to your Contract are determined as described in the applicable GMWB Charges and Percentages Supplement. This prospectus and the current GMWB Charges and Percentages Supplement, is available at www.principal.com/LifeIncomeIIVAReport. For applications signed before the date of this prospectus, see Appendix G.

Guaranteed Minimum Withdrawal Benefit ("GMWB") Riders
One of the primary benefits provided under your Contract is the guaranteed minimum withdrawal benefit and this provision covers the GMWB Riders’ benefits and limitations. For more detailed information about these riders, see 10. BENEFITS AVAILABLE UNDER THE CONTRACT.
You must elect one of the following GMWB riders: Target Income Protector; Flexible Income Protector; or Flexible Income Protector Plus. These riders provide For Life withdrawals that help protect you against the risk of outliving your money. Some rider provisions may vary from state to state and may be subject to additional restrictions. All material state variations have been described in this prospectus.
Some of the features of these GMWB riders include:
•Target Income Protector - This rider allows you to take certain guaranteed annual withdrawals during the Contract accumulation phase, regardless of your Contract accumulated value. This rider includes an annual bonus for not taking withdrawals for a specific number of years immediately following the purchase of a Contract. Selection of this rider results in restriction of your Contract investment options to more limited GMWB investment options. There is a charge for the rider that is deducted quarterly.
•Flexible Income Protector - This rider allows you to take certain guaranteed annual withdrawals during the Contract accumulation phase, regardless of your Contract accumulated value. This rider does not include an annual bonus. Selection of this rider results in restriction of your Contract investment options to a different set of limited GMWB investment options. There is a charge for the rider that is deducted quarterly.
•Flexible Income Protector Plus - This rider allows you to take certain guaranteed annual withdrawals during the Contract accumulation phase, regardless of your Contract accumulated value. This rider includes an annual bonus for not taking withdrawals for a specific number of years immediately following the purchase of a Contract. Selection of this rider results in restriction of your Contract investment options to a different set of limited GMWB investment options. There is a charge for the rider that is deducted quarterly.
For Life withdrawal benefit payment percentages
These riders permit an election of “Joint Life” For Life withdrawal benefit payments or “Single Life” For Life withdrawal benefit payments. The election of "Joint Life" will result in a lower withdrawal benefit payment than the "Single Life" election.
Bonus feature
The Target Income Protector and Flexible Income Protector Plus riders have a bonus feature that rewards you annually for not taking withdrawals for a period of time immediately following purchase of a Contract. The GMWB Bonus increases the For Life withdrawal benefit base, which increases your available For Life withdrawal benefit payment amount. The GMWB Bonus does not increase your Contract accumulated value. This feature is not available with the Flexible Income Protector rider.
Step-Up feature
These riders have an annual step-up feature that can increase your rider For Life withdrawal benefit payments if your Contract accumulated value increases. The Contract accumulated value increases whenever additional premium payments are made or the division values rise with market growth. You may choose to opt out of the GMWB step-up feature if the charge for your rider will increase.
Maximum annual rider charge
The Target Income Protector rider has a maximum annual rider charge of 2.00% of the For Life withdrawal benefit base. The Flexible Income Protector rider has a maximum annual rider charge of 2.00% of the For Life withdrawal benefit base. The Flexible Income Protector Plus rider has a maximum annual rider charge of 2.00% of the For Life withdrawal benefit base.
Spousal continuation
These riders provide that the For Life withdrawal benefit payments may be available to an eligible spouse who continues the Contract with the rider, if certain conditions are met.

Additional Premium Payments
Before your Contract accumulated value is reduced to zero, you may make additional premium payments, subject to the limitations described in this section. We will not accept additional premium payments once the Contract accumulated value becomes zero. The additional premium payments will increase the For Life withdrawal benefit base on the next Contract anniversary.
Excess Withdrawals
Any portion of a withdrawal that exceeds the available For Life withdrawal benefit payment is an excess withdrawal. Excess withdrawals decrease the For Life withdrawal benefit base, which will reduce future For Life withdrawal benefit payments. The reductions can be greater than dollar-for-dollar when the Contract accumulated value is less than the For Life withdrawal benefit base at the time of the excess withdrawal.
Termination
You may not terminate your GMWB rider prior to the 5th Contract anniversary following the rider effective date.
The rider will be terminated upon the earliest of the following to occur:
•The date you send us notice to terminate the rider.
•The date you fully annuitize, fully surrender or otherwise terminate the Contract.
•The For Life withdrawal benefit base is zero.
•The date the Contract owner is changed (annuitant is changed if the owner is not a natural person), except as otherwise provided in this prospectus.
•The date your surviving spouse elects to continue the Contract without the rider.
•The date you make an impermissible change in a covered life.
See 10. BENEFITS AVAILABLE UNDER THE CONTRACT for additional information.
Example:
Owner is 66 and has $300,000 in his withdrawal benefit base. If the single life withdrawal percentage at age 66 is 5.25%, the annual withdrawal benefit payment would be $15,750, or $1,312.50 per month. If the owner is eligible for the step-up feature, the withdrawal benefit base could increase if the annuity shows market gains for the year. If an excess withdrawal is taken, the annual withdrawal benefit payment available will decrease.
For additional, more detailed examples, see Appendices C, D and E.
Factors to Consider Before You Buy A Contract With A GMWB Rider
GMWB riders are designed to provide withdrawals for the rest of your life that help protect you from the risk of outliving your money. A GMWB rider allows you to take certain guaranteed annual withdrawals during the Contract accumulation phase, regardless of your Contract accumulated value.
A Contract with a GMWB rider may be appropriate if you:
•Want to benefit from potential annual increases in your rider values that match the growth of your Contract accumulated value.
•Want to protect against the risk of you or your spouse outliving your income.
A Contract with a GMWB rider generally will not be appropriate if you:
•Do not intend to take any withdrawals from your Contract.
•Have an aggressive growth investment objective.
•Plan on taking withdrawals that exceed the GMWB withdrawal limits.
Before you purchase a Contract with a GMWB rider, you should carefully consider the following:
•The features of a GMWB rider may not be purchased separately. As a result, you may pay for rider features that you never use.
•If you take withdrawals that exceed a GMWB rider’s withdrawal limits (excess withdrawals), you will shorten the life of the rider, lower the For Life withdrawal benefit payment(s) and/or cause the rider to terminate for lack of value.
•A GMWB rider does not guarantee that the For Life withdrawal benefit payment(s) will be sufficient to meet your future income needs.
•A GMWB rider is not a guarantee that you will receive any earnings on your premium payments.
•A GMWB rider is not a guarantee that your investment is protected against loss of purchasing power due to inflation.

•The fee for the GMWB rider may increase over time due to GMWB Step-Ups, but will not exceed the maximum fee.
•A GMWB rider restricts your investment options to investment options that reflect a generally balanced investment objective.
•You may not terminate the GMWB rider until the 5th Contract anniversary following the rider effective date.
You should review the terms of each GMWB rider carefully and work with your financial professional to decide which GMWB rider is appropriate for you based on a thorough analysis of your particular needs, financial objectives, investment goals, time horizons and risk tolerance.
Which GMWB Rider May Be Appropriate for You
The Target Income Protector rider may be appropriate if you:
•Want to protect against the risk of you or your spouse outliving your income.
•Want to benefit from the potential growth in your Contract accumulated value with the GMWB Step-Up.
•Want to defer taking withdrawals and receive the GMWB Bonus.
The Flexible Income Protector rider may be appropriate if you:
•Want to protect against the risk of you or your spouse outliving your income.
•Want to benefit from the potential growth in your Contract accumulated value with the GMWB Step-Up.
•Want our lowest-cost GMWB rider.
•Want the ability to invest in a broader range of investment options than is available with the Target Income Protector rider.
The Flexible Income Protector Plus rider may be appropriate if you:
•Want to protect against the risk of you or your spouse outliving your income.
•Want to benefit from the potential growth in your Contract accumulated value with the GMWB Step-Up.
•Want to defer taking withdrawals and receive the GMWB Bonus.
•Want the ability to invest in a broader range of investment options than is available with the Target Income Protector rider.
GMWB Rider Restrictions/Limitations
The GMWB rider may not be terminated for 5 contract years following the rider effective date.
The GMWB rider does not restrict or change your right to take - or not take - withdrawals under the Contract. All withdrawals reduce the Contract accumulated value by the amount withdrawn and are subject to the same conditions, limitations, fees, charges and deductions as withdrawals otherwise taken under the provisions of the Contract; for example, withdrawals will be subject to surrender charges if they exceed the free surrender amount (see 4. FEE TABLE). However, any withdrawals may have an impact on the value of your rider’s benefits.
If you take withdrawals in an amount that exceeds an available For Life withdrawal benefit payment (excess withdrawal), you will shorten the life of the rider, lower the For Life withdrawal benefit payment(s) and/or cause the rider to terminate for lack of value unless you make additional premium payments or a GMWB Step-Up is applied.
There is a charge for the GMWB rider which can increase up to the guaranteed maximum charge for the rider (see 4. FEE TABLE).
The GMWB rider results in restriction of your Contract investment options to more limited GMWB investment options (see GMWB Investment Options in this section).
Any ownership change, change of beneficiary or other change before the annuitization date which would cause a change in a covered life may result in termination of the rider (see Covered Life Change in this section).
GMWB Investment Options
While the GMWB rider is in effect, the investment options you may select are restricted. The limited investment options available under each GMWB rider (the GMWB investment options) reflect a balanced investment objective and if your investment goal is aggressive growth, a GMWB rider may not support your investment objective. With GMWB investment options that reflect a balanced investment objective, there is potentially a reduced likelihood that the Contract value goes to zero.

When the GMWB rider is in effect, you must allocate 100% of your Separate Account division value to one or more of the available Separate Account GMWB investment options. Any future premium payments are allocated to the GMWB investment option(s) your Separate Account division value is/are invested in at the time of the new premium payments.
The available GMWB investment options with each GMWB rider are:
Target Income Protector
•Diversified Balanced Volatility Control Account;
•Diversified Growth Volatility Control Account;
•Diversified Income Account; and
•Fidelity VIP Government Money Market Portfolio.
Flexible Income Protector
•Diversified Balanced Account;
•Diversified Balanced Managed Volatility Account;
•Diversified Growth Account;
•Diversified Growth Managed Volatility Account;
•Diversified Income Account; and
•Fidelity VIP Government Money Market Portfolio.
Flexible Income Protector Plus
•Diversified Balanced Account;
•Diversified Balanced Managed Volatility Account;
•Diversified Growth Account;
•Diversified Growth Managed Volatility Account;
•Diversified Income Account; and
•Fidelity VIP Government Money Market Portfolio.
For more information about each of these investment options, see the underlying mutual fund’s prospectus, which can be found at the following website: www.principal.com/LifeIncomeIIVAReport.
You may allocate new premium payments to the DCA Plus accounts. Such allocations are subject to the provisions of your Contract. See 8. GENERAL DESCRIPTION OF THE CONTRACT – Contract Provisions and Limitations.
DCA Plus Accounts
We reserve the right to modify the list of available Separate Account divisions in a GMWB Model or modify the list of available GMWB investment options, subject to compliance with applicable regulations. We may make available other GMWB Models. We also may make changes to or restrict the availability of GMWB Models or other GMWB investment options. Changes or restrictions will apply only to new purchasers of the Contract or to you if you transfer out of a GMWB Model or investment option and wish to transfer back to that GMWB Model or investment option.
You must stay invested in the GMWB investment options as long as the GMWB rider is in effect. NOTE: The rider may not be terminated for 5 contract years following the rider effective date.
Transfers Between GMWB Investment Options
You may transfer 100% of your Separate Account division value from your current GMWB investment option(s) to one or more of the GMWB investment options available at the time of the transfer. If you transfer from a discontinued GMWB investment option, you will not be able to transfer back to that GMWB investment option. You may make a transfer by providing us notice (we will effect the transfer at the price next determined after we receive your notice in good order).
If your Separate Account division value is invested in a GMWB investment option that is no longer available with the rider but is still available under the Contract, you may continue to maintain that investment and allocate new premium payments to it. If the discontinued GMWB investment option involves more than one Separate Account division, we will rebalance your Separate Account division value each calendar quarter. You may not transfer your Separate Account division value to any other discontinued GMWB investment option. You may transfer your Separate Account division value to another GMWB investment option that is available at the time of transfer, in which case the discontinued GMWB investment option will no longer be available to you.

GMWB Investment Options Underlying Mutual Funds
You should note that all or most of the GMWB investment options are series of Principal Variable Contracts Funds, Inc., which is managed by Principal Global Investors, LLC ("PGI"), an affiliate of ours. If you wish to invest your Contract accumulated value predominantly in underlying mutual funds that are not managed by an affiliate of ours, this Contract may not be appropriate for you.
To the extent that an underlying mutual fund managed by PGI may be included as a GMWB investment option, PGI will receive compensation from the management fee of the underlying mutual fund.
GMWB Rider Terms
We use the following definitions to describe the features of the GMWB riders:
•Excess Withdrawal - the portion of a withdrawal that exceeds the available For Life withdrawal benefit payment.
•For Life withdrawal benefit base - the basis for determining the For Life withdrawal benefit payment available each year.
•For Life withdrawal benefit payment - the amount that we guarantee you may withdraw each contract year.
•GMWB Bonus - a bonus credited to the For Life withdrawal benefit base, provided certain conditions are met. This feature is not available with the Flexible Income Protector rider.
•GMWB investment options - the limited investment options available under each GMWB rider.
•GMWB Model - a grouping of one or more investment options available under the GMWB rider.
•GMWB Step-Up - an increase to the For Life withdrawal benefit base to an amount equal to your Contract’s accumulated value on the most recent Contract anniversary, provided certain conditions are met.
•Required minimum distribution (“RMD”) amount - the amount required to be distributed each calendar year for purposes of satisfying the RMD rules of Section 401(a)(9) of the Internal Revenue Code of 1986, as amended, and related Code provisions in effect as of the rider effective date.
•Rider effective date - the date the rider is issued.
•Withdrawal - any partial surrender (including surrender charges, if any) and/or any partial annuitization of your Contract’s accumulated value.
Additional Premium Payments
Before your Contract accumulated value is reduced to zero, you may make additional premium payments, subject to the limitations described below. We will not accept additional premium payments once the Contract accumulated value becomes zero.
While the rider is in effect, we may limit or not accept additional premium payments if we determine that, as a result of the timing and amounts of your additional premium payments and withdrawals, a limitation is necessary for us to manage the financial risks incurred in providing the GMWB. We also reserve the right to limit or not accept additional premium payments if we are not then offering this benefit for new contracts, or if we are offering a modified version of this benefit for new contracts. We will exercise such reservation of right for all annuity owners in the same class, in a non-discriminatory manner.
For Life Withdrawal Benefit Base
The For Life withdrawal benefit base is used to calculate the annual For Life withdrawal benefit payment. We calculate the For Life withdrawal benefit base on the rider effective date and each Contract anniversary.
The initial For Life withdrawal benefit base is equal to the initial premium payment.
On each Contract anniversary, the For Life withdrawal benefit base is reset to the greater of 1 or 2, where:
1= the accumulated value on the Contract anniversary (see GMWB Step-Up in this section).
2 = the result of (a + b + c - d), where:
a = prior year For Life withdrawal benefit base (or initial For Life withdrawal benefit base if first Contract anniversary);
b = additional premiums since the previous Contract anniversary (dollar-for-dollar);
c = any GMWB Bonus (if applicable) credited since the previous Contract anniversary;
d = any excess withdrawals taken since the previous Contract anniversary*.

* NOTE: The reduction for an excess withdrawal will be greater than dollar-for-dollar if the Contract accumulated value is less than the For Life withdrawal benefit base at the time of the excess withdrawal. See Excess Withdrawals in this section for information about the negative effect of excess withdrawals.
If you take withdrawals prior to the oldest owner attaining age 59½, the For Life withdrawal benefit base will be reduced for excess withdrawals. If the adjustment for any withdrawal causes the For Life withdrawal benefit base to reduce to zero, the rider will terminate at the next Contract anniversary, unless you make additional premium payments or a GMWB Step-Up is applied.
For Life Withdrawal Benefit Payment
For Life withdrawal benefit payments are available (i) on the rider effective date if the oldest owner (or oldest annuitant, if the Contract owner is not a natural person) is at least age 59½ or (ii) on the Contract anniversary following the date that the oldest owner (or oldest annuitant, if applicable) attains age 59½.
The For Life withdrawal benefit payments are automatically calculated as “Single Life” unless you provide notice and good order instructions to select “Joint Life” For Life withdrawal benefit payments. If eligible, you may elect “Joint Life” For Life withdrawal benefit payments anytime on or before your first withdrawal following the rider effective date. Once you take this first withdrawal, you cannot change your election of “Single Life” or “Joint Life” For Life withdrawal benefit payments, regardless of any change in life events.
“Single Life” For Life withdrawal benefit payments
“Single Life” For Life withdrawal benefit payments are based on one covered life. The covered life for “Single Life” is the:
a.    Owner if there is only one owner;
b.    Annuitant if the owner is not a natural person;
c.    Youngest joint owner if there are joint owners; or
d.    Youngest annuitant if there are joint annuitants and the owner is not a natural person.
In addition, the covered life must satisfy the rider’s issue age requirements on the date the covered life is designated in accordance with the terms of the rider.
As long as the Contract is in effect, “Single Life” or “Joint Life” For Life withdrawal benefit payments may be taken until the earlier of the date of the death of the first owner to die (first annuitant, if applicable) or the date the For Life withdrawal benefit base reduces to zero.
“Joint Life” For Life withdrawal benefit payments
“Joint Life” For Life withdrawal benefit payments are based on two covered lives. You may only elect “Joint Life” For Life withdrawal benefit payments if there are two covered lives that meet the eligibility requirements. There can be no more than two covered lives. The “Joint Life” election is not available if the owner is not a natural person.
To be eligible for “Joint Life” the covered lives must be:
a.    The owner and the owner’s spouse, provided there is only one owner and the spouse is named as a primary beneficiary; or
b.    The joint owners, provided the joint owners are each other’s spouse.
NOTE:  Under the Code, spousal continuation and certain distribution options are available only to “spouses.” In satisfying such requirements, we will treat same-sex couples legally married in their respective states as having the same rights to benefits under federal law as opposite sex couples. All Contract provisions will be interpreted and administered in accordance with the Code and the relevant Internal Revenue Service guidance. For more information, please see your tax advisor.
NOTE:    At the time a covered life is designated, that covered life must satisfy the rider’s issue age requirements.
As long as the Contract is in effect, “Joint Life” For Life withdrawal benefit payments will continue until the earlier of the date of the death of the last covered life or the date the “For Life” withdrawal benefit base reduces to zero.
Calculating the For Life Withdrawal Benefit Payment
The For Life withdrawal benefit payment is an amount equal to a percentage multiplied by the For Life withdrawal benefit base.

For the Target Income Protector and the Flexible Income Protector Plus riders, the For Life withdrawal benefit payment percentage depends on whether you have elected “Single Life” or “Joint Life” and the age of the covered life on the date of the first withdrawal following the rider effective date.
For the Flexible Income Protector rider, the For Life withdrawal benefit payment percentages depends on whether you have elected “Single Life” or “Joint Life”, the age of the covered life on the date of the first withdrawal following the rider effective date, and the contract year at the time of the first withdrawal.
The For Life withdrawal benefit payment percentages applicable to the For Life withdrawal benefit payment are disclosed in a prospectus supplement that provides the percentages (“GMWB Charges and Percentages Supplement”).
Because the For Life withdrawal benefit payments are tiered based on the age of the younger covered life at the time of the first withdrawal, you should carefully choose when to take the first withdrawal following the rider effective date. Once a withdrawal is taken, the For Life withdrawal benefit payment percentage is locked in for the life of the rider. In addition, when you take your first withdrawal, your election of “Single Life” or “Joint Life” remains locked in and cannot be changed. For example, if you have elected “Joint Life” For Life withdrawal benefit payments and take the first withdrawal when the younger covered life is age 46, your For Life withdrawal benefit payment percentage will be based on age 46 and locked in for the remaining life of the rider. Election of "Joint Life" will result in a lower For Life withdrawal benefit payment percentage than "Single Life."
GMWB Bonus - only applicable for Target Income Protector and Flexible Income Protector Plus riders
Under the GMWB Bonus we will credit a bonus (“GMWB Bonus”) to the For Life withdrawal benefit base provided you have not taken any withdrawals since the rider effective date. The GMWB Bonus is calculated on each Contract anniversary.
The GMWB Bonus is equal to the total of all premium payments made prior to each Contract anniversary multiplied by the applicable GMWB Bonus Percentage disclosed in the GMWB Charges and Percentages Supplement.
The GMWB Bonus is no longer available after the earlier of:
•The Contract anniversary stated in the applicable GMWB Charges and Percentages Supplement following the rider effective date; or
•The date you take a withdrawal following the rider effective date.
For rules to determine which GMWB Charge Percentage will apply to your contract, see Determining GMWB Charges and Percentages in this section.
NOTE:    The GMWB Bonus is used only for the purposes of calculating the For Life withdrawal benefit base. The GMWB Bonus is not added to your Contract accumulated value.
GMWB Step-Up
The GMWB Step-Up is automatic and applies annually.
If you satisfy the eligibility requirements on a Contract anniversary and your Contract accumulated value is greater than the For Life withdrawal benefit base, we will Step-Up the For Life withdrawal benefit base to your Contract accumulated value on that Contract anniversary. We will not reduce your For Life withdrawal benefit base if your Contract accumulated value on a Contract anniversary is less than the For Life withdrawal benefit base.
NOTE:     All scheduled withdrawals (scheduled partial surrenders) occurring on the Contract anniversary are reflected in the values for the prior contract year and prior to determining if the For Life withdrawal benefit base will Step-Up.
If we increase the rider charge for existing contracts and you are eligible for a GMWB Step-Up of the withdrawal benefit base, you will be charged the increased rider charge. You may choose to opt out of the GMWB Step-Up feature if the charge for your rider will increase. We will send you at least thirty days advance notice if the charge for your rider For Life will increase in order to give you the opportunity to opt out of the GMWB Step-Up feature. Once you opt out, you will no longer be eligible for future GMWB Step-Ups. For more information on the rider charge, see 7. CHARGES.
On each Contract anniversary following the rider effective date, you are eligible for a GMWB Step-Up of the For Life withdrawal benefit base if you satisfy all of the following requirements:

1.    The Contract anniversary occurs before the later of:
a.    the Contract anniversary following the date the oldest owner (oldest annuitant if the owner is not a natural person) attains age 80; or
b.     10 years after the rider effective date;
2.    You have not declined any increases in the rider charge; and
3.    You have not fully annuitized the Contract.
GMWB Percentages
The For Life withdrawal benefit payment percentages and GMWB Bonus percentages (collectively, "GMWB Percentages") that apply to your Contract are determined as described in the applicable GMWB Charges and Percentages Supplement. All GMWB Charges and Percentages Supplements are available at www.principal.com/LifeIncomeIIVAReport. This prospectus, including the current GMWB Charges and Percentages Supplement, is available at www.principal.com/LifeIncomeIIVAReport. For applications signed before the date of this prospectus, see Appendix G.
For more information regarding the GMWB Bonus and the For Life withdrawal benefit payment percentages, see the GMWB Bonus and For Life Withdrawal Benefit Payment provisions in this section.
Determining GMWB Charges and Percentages
The GMWB Charge and GMWB Percentages for your Contract will be determined as described in this paragraph so long as you satisfy the guidelines on submitting your application (see GMWB Submission Guidelines in this section). The GMWB Charge and GMWB Percentages in effect on the date you sign the application will apply to your Contract except in the following situation. If any of the GMWB Percentages in effect on the date we receive the money have increased from those in effect on the date you signed your application, you will receive the GMWB Charge and GMWB Percentages in effect on the date we receive the money, provided that no GMWB Percentages have decreased and the GMWB Charge has not changed.
You will be notified if the GMWB Submission Guidelines are not satisfied, in which case we will provide you with the current GMWB Charges and Percentages Supplement, which will include the GMWB Charge and GMWB Percentages applicable to your Contract. Additional paperwork may be required.
The GMWB Percentages applicable to your Contract will not change for the life of your Contract and will be in a GMWB Charges and Percentages Supplement attached to your prospectus. We reserve the right to increase the GMWB Charge up to the maximum annual charge. See GMWB Charges for Rider Benefits in this section for more information.
For contract replacements where New York Reg 60 applies, see Appendix F for New York submission guidelines and information on determining GMWB Charge and GMWB Percentages. New York Regulation 60 is a regulation designed to protect New York consumers against unwanted or unnecessary replacements of existing life insurance or annuity contracts. New York Regulation 60 requires a person applying for an annuity contract in New York to authorize the insurance company to obtain information about any existing products/contracts they may own. The insurer then must provide the consumer with disclosures comparing the existing contract(s) to the new one. The insurer must describe the reasons why the company or advisor is recommending the new annuity contract and the replacement of the existing one.
GMWB Submission Guidelines
The guidelines that apply to the submission of your application (“GMWB Submission Guidelines”) are:
•your application must be signed within the stated time period during which the GMWB Charge and GMWB Percentages are in effect;
•your application must be received by us within 7 business days of the date the application is signed; and
•the annuity must be funded within 60 calendar days of the date the application is signed.
Under certain circumstances we may waive the GMWB Submission Guidelines or extend these time periods in a nondiscriminatory manner. For example, the GMWB Submission Guidelines may be waived in the event a delay is caused by Company’s or its representative’s error.
For contract replacements where New York Reg 60 applies, see Appendix F for New York submission guidelines and information on determining GMWB Charge and GMWB Percentages.

Covered Life Change
Any ownership change, change of beneficiary or other change before the annuitization date which would cause a change in a covered life (a “Change”) will result in termination of the rider, except for the following permissible Changes:
1.    Spousal continuation of the rider as described in Death Benefit in this section.
2.    If withdrawals have not been taken and you have not previously elected to continue the rider as provided in Death Benefit, then:
a.    You may add a joint owner or primary beneficiary to your Contract as a covered life, provided that the new joint owner or primary beneficiary is an eligible covered life as set forth above.
b.    You may remove a joint owner or primary beneficiary as a covered life.
c.    The For Life withdrawal benefit payment percentage will be based on the age of the covered lives and will lock in at the percentage applicable on the date of your first withdrawal.
3.    If withdrawals have been taken and you have locked in “Single Life” For Life withdrawal benefit payments, then:
a.    You may remove a joint owner as a covered life.
b.    You may add a primary beneficiary to your Contract, however, you may not add a primary beneficiary as a covered life for purposes of the rider.
c.    The For Life withdrawal benefit payment percentage will remain locked in at the percentage applicable on the date of your first withdrawal and will not be reset to reflect the removal of the covered life. For Life withdrawal benefit payments will cease upon your death.
4.    If withdrawals have been taken and you have locked in “Joint Life” For Life withdrawal benefit payments, then:
a.    You may remove a joint owner or primary beneficiary as a covered life.
b.    You may add a primary beneficiary to your Contract; however, you may not add a primary beneficiary as a covered life for purposes of the rider.
c.     The For Life withdrawal benefit payment percentage will remain locked in at the percentage applicable on the date of your first withdrawal and will not be reset to reflect the removal of the covered life. For Life withdrawal benefit payments will cease upon your death.
5.    If you have previously elected to continue the rider as provided in Death Benefit, then you may add a primary beneficiary to your Contract; however, you may not add a primary beneficiary as a covered life for purposes of the rider. If the primary beneficiary that you add is your spouse, upon your death the spouse can continue the Contract, but the rider will terminate.
No Change is effective until approved by us in writing. Upon our approval, the Change is effective as of the date you signed the notice requesting the Change.
An assignment of the Contract or the rider shall be deemed a request for a Change. If the Change is not one of the above permissible Changes, the rider will be terminated as of the date of the assignment.
Effect of Withdrawals
A GMWB rider does not require you to take an available For Life withdrawal benefit payment. If you elect not to take an available For Life withdrawal benefit payment, that amount will not be carried forward to the next contract year.
For the Target Income Protector and Flexible Income Protector Plus riders, once you take a withdrawal, the GMWB Bonus is no longer available for the remainder of the Contract. See GMWB Bonus - only applicable for Target Income Protector and Flexible Income Protector Plus riders (in this section).
Each time you take a withdrawal, it is reflected immediately in your Contract accumulated value. All scheduled withdrawals (scheduled partial surrenders) occurring on the Contract anniversary are reflected in the values for the prior contract year.
All withdrawals prior to the Contract anniversary following the oldest owner’s (oldest annuitant’s, if applicable) age 59½ are treated as excess withdrawals when calculating the For Life withdrawal benefit. Under 72t of the Code, a customer can receive substantially equal payments without an IRS tax penalty, even if under age 59½. If you receive 72t distributions and have not reached the Contract anniversary after the oldest owner’s (oldest annuitant’s, if applicable) age 59½, these 72t distributions will be treated as excess withdrawals. See Excess Withdrawals below for additional information.
If you take excess withdrawals, the For Life withdrawal benefit base will be reduced on the next Contract anniversary. See Excess Withdrawals below for information about the negative effect of excess withdrawals.
To help you better understand the various features of the rider and to demonstrate how premium payments made and withdrawals taken from the Contract affect the values and benefits under the rider, we have provided several examples in APPENDIX C, APPENDIX D, and APPENDIX E.
Excess Withdrawals
Any portion of a withdrawal that exceeds the available For Life withdrawal benefit payment is an excess withdrawal. Excess withdrawals decrease the For Life withdrawal benefit base, which will reduce future For Life withdrawal benefit payments. The reductions can be greater than dollar-for-dollar when the Contract accumulated value is less than the For Life withdrawal benefit base at the time of the excess withdrawal.
All withdrawals prior to the Contract anniversary following the oldest owner’s (oldest annuitant’s, if applicable) age 59½ are treated as excess withdrawals when calculating the For Life withdrawal benefit. Therefore, if you receive 72t distributions and have not reached the Contract anniversary after the oldest owner’s (oldest annuitant’s, if applicable) age 59½, these 72t distributions will be treated as excess withdrawals.
If you choose to take an excess withdrawal, the equation below shows how to calculate the excess withdrawal adjustment.
Effect on For Life withdrawal benefit base
Excess withdrawals will reduce the For Life withdrawal benefit base in an amount equal to the greater of:
•the excess withdrawal, or
•the result of (a divided by b) multiplied by c, where:
a = the amount withdrawn that exceeds the available For Life withdrawal benefit payment prior to the withdrawal;
b = the Contract accumulated value after the For Life withdrawal benefit payment is deducted, but prior to deducting the amount of the excess withdrawal; and
c = the For Life withdrawal benefit base prior to the adjustment for the excess withdrawal.
NOTE:    All withdrawals taken prior to the date that the oldest owner (oldest annuitant, if applicable) has met the For Life age eligibility requirement are excess withdrawals.
NOTE:    Withdrawals prior to age 59½ may be subject to a 10% IRS penalty tax.
Required Minimum Distribution (RMD) Program for GMWB Riders
Tax-qualified contracts are subject to federal tax rules requiring that RMD be taken on a calendar year basis (i.e., compared to a contract year basis), usually beginning after age 72.
If you are eligible for and enroll in our RMD Program for GMWB Riders, as discussed below, a withdrawal taken to satisfy RMD for the Contract (an “RMD amount”) that exceeds a For Life withdrawal benefit payment for that contract year will not be deemed an excess withdrawal. If you are eligible for and do not enroll in our RMD Program for GMWB Riders, as discussed below, a withdrawal taken to satisfy RMD for the Contract that exceeds a For Life withdrawal benefit payment for that contract year will be deemed an excess withdrawal.

RMD Program
Eligibility in the RMD Program for GMWB Riders is determined by satisfaction of the following requirements:
•The amount required to be distributed each calendar year for purposes of satisfying the RMD rules of the Internal Revenue Code is based only on this Contract (the “RMD amount”); and
•You have elected scheduled withdrawal payments.
NOTE:    Although enrollment in the RMD Program for GMWB Riders does not prevent you from taking an unscheduled withdrawal, an unscheduled withdrawal will cause you to lose the RMD Program protections for the remainder of the contract year. This means that any withdrawals (scheduled or unscheduled) during the remainder of the contract year that exceed applicable For Life withdrawal benefit payments will be treated as excess withdrawals, even if the purpose is to take the RMD amount. You will automatically be re-enrolled in the RMD Program for GMWB Riders on your next Contract anniversary.
We reserve the right to modify or eliminate the RMD Program for GMWB Riders; for example, if there is a change to the Internal Revenue Code or Internal Revenue Service rules or interpretations relating to RMD, including the issuance of relevant IRS guidance. We will send you at least 30 days advance notice of any change in or elimination of the RMD Program for GMWB Riders. Any modifications or elimination of the RMD Program for GMWB Riders will take effect after notice. If we exercise our right to modify or eliminate the RMD Program for GMWB Riders, then any scheduled or unscheduled withdrawal in excess of a For Life withdrawal benefit payment after the effective date of the program’s modification or elimination will be deemed an excess withdrawal.
You may obtain more information regarding our RMD Program for GMWB Riders by contacting your financial professional or by calling us at 1-800-852-4450.
Effect of Reaching the Maximum Annuitization Date
On or before the maximum annuitization date, you must elect one of the Contract or GMWB rider payment options described below.
1.    Contract payment options:
•Payments resulting from applying the Contract accumulated value to an annuity benefit payment option.
•Payment of the Contract accumulated value as a single payment.
2.    GMWB rider payment option:
•Fixed scheduled payments each year in the amount of the For Life withdrawal benefit payment until the date of death of the last covered life.
See Effect of Withdrawals in this section for information on how withdrawals prior to the maximum annuitization date affect the GMWB values.
We will send you written notice at least 30 days prior to the maximum annuitization date and ask you to select one of the available payment options listed above. If we have not received your selection as of the maximum annuitization date, we will automatically apply your Contract accumulated value to an annuity benefit payment option as follows:
•for Contracts with one annuitant - Life Income with payments guaranteed for a period of 10 years.
•for Contracts with joint annuitants - Joint and Full Survivor Income with payments guaranteed for a period of 10 years.
Effect of the Contract Accumulated Value Reaching Zero
We will send you prior written notice whenever reasonably feasible if your Contract accumulated value is approaching zero.

In the event that the Contract accumulated value reduces to zero, we will pay the For Life withdrawal benefit payments as follows:
•If you have taken For Life withdrawal benefit payments prior to the Contract accumulated value reaching zero, your For Life withdrawal option is either “Joint Life” or “Single Life” depending on your election at the time of your first withdrawal.
•If you have not taken For Life withdrawal benefit payments prior to the Contract accumulated value reaching zero, you must elect either
•the “Single Life” For Life withdrawal option: you will receive fixed scheduled payments each year in the amount of the “Single Life” For Life withdrawal benefit payment, until the date of your death (annuitant’s death if the owner is not a natural person); or
•the “Joint Life” For Life withdrawal option: you will receive fixed scheduled payments each year in the amount of the “Joint Life” For Life withdrawal benefit payment, until the date of the death of the last covered life.
NOTE:    In the event that the Contract accumulated value reduces to zero, the For Life withdrawal benefit payments elected above will continue, but all other rights and benefits under the rider and the Contract (including the death benefits) will terminate, and no additional premium payments will be accepted.
Termination and Reinstatement
You may not terminate the rider prior to the 5th Contract anniversary following the rider effective date.
At any point in time, we will terminate the rider upon the earliest of the following to occur:
•The date you send us notice to terminate the rider (after the 5th Contract anniversary following the rider effective date). This will terminate the rider, not the Contract.
•The date you fully annuitize, fully surrender or otherwise terminate the Contract.
•The For Life withdrawal benefit base is zero.
•The date the Contract owner is changed (annuitant is changed if the owner is not a natural person), except a change in owner due to a spousal continuation of the rider as described in Death Benefit in this section or the removal/ addition of a joint life as described in Covered Life Change in this section.
•The date your surviving spouse elects to continue the Contract without the rider (even if prior to the 5th Contract anniversary following the rider effective date).
•The date you make an impermissible change in a covered life.
If the rider terminates for any reason other than full surrender of the Contract, the rider may not be reinstated. Upon termination of the GMWB Rider, any and all benefits and guarantees under the rider will no longer be available to you.
If you surrender the Contract with the rider attached and the Contract is later reinstated, the rider also must be reinstated. At the time the rider is reinstated, we will deduct rider charges scheduled during the period of termination and make any other adjustments necessary to reflect any changes in the amount reinstated and the Contract accumulated value as of the date of termination.
Effect of Divorce
The following table illustrates divorce situations and the resulting outcomes.

If…	And…	Then…
You are the sole owner of the contract	You direct us to take a withdrawal to satisfy a court order to pay a portion of the Contract to your former spouse
If no withdrawals have been taken, the withdrawal will be taken based on the “Single Life” or “Joint Life” For Life withdrawal benefit payment election on file unless you direct otherwise.
If withdrawals have been taken, the withdrawal will be based on the For Life withdrawal benefit election on file.
Any portion of such withdrawal that exceeds the available For Life withdrawal benefit payment will be deemed an excess withdrawal.
You will retain all rights and benefits of the rider.
Note: If the excess withdrawal causes the For Life withdrawal benefit base to go to zero, the rider will terminate at the next Contract anniversary unless you make additional premium payments or a GMWB Step-Up is applied. For further information, see Excess Withdrawals in this section.

You are the sole owner of the contract	You direct us to change ownership of the Contract to your former spouse to satisfy a court order	The GMWB rider will terminate. Your former spouse will become the new owner of the Contract and will retain all rights and benefits of the Contract.
Contract is jointly owned	You direct us to take a withdrawal to satisfy a court order to pay a portion of the Contract to your former spouse
If no withdrawals have been taken, the withdrawal will be taken based on the “Single Life” or “Joint Life” For Life withdrawal benefit payment election on file unless you direct otherwise. If withdrawals have been taken, the withdrawal will be based on the For Life withdrawal benefit election on file.
Any portion of such withdrawal that exceeds the available For Life withdrawal benefit payment will be deemed an excess withdrawal.
If you direct us to remove one of the joint owners, the spouse who retains ownership of the Contract will continue to be entitled to all rights and benefits of the rider while the former spouse will no longer have any such rights or be entitled to any benefits under the rider.
Note: If the excess withdrawal causes the For Life withdrawal benefit base to go to zero, the rider will terminate at the next Contract anniversary unless you make additional premium payments or a GMWB Step-Up is applied. For further information, see Excess Withdrawals in this section.

Contract is jointly owned	You direct us to remove one of the joint owners to satisfy a court order
If withdrawals have been taken, “Single Life” or “Joint Life” For Life withdrawal benefit payment election on file will remain in effect.
If withdrawals have not been taken, For Life withdrawal benefits will be calculated “Single Life”.
The spouse who retains ownership of the Contract will continue to be entitled to all rights and benefits of the rider while the former spouse will no longer have any such rights or be entitled to any benefits under the rider.
Note: If the excess withdrawal causes the For Life withdrawal benefit base to go to zero, the rider will terminate at the next Contract anniversary unless you make additional premium payments or a GMWB Step-Up is applied. For further information, see Excess Withdrawals in this section.

Target Income Protector Rider Summary

Rider Issue Age	45 – 80
Rider Charge
Target Income Protector Rider Charges (as a percentage of average quarterly For Life withdrawal benefit base)
•    Maximum annual charge is 2.00%.
•    Current annual charge can be found in the applicable GMWB Charges and Percentages Supplement.

Guaranteed Minimum Withdrawal Benefit	• For Life
Annual Withdrawal Limits
•    “Single Life” — tiered percentages based on age at first withdrawal, calculated as a percentage of the For Life withdrawal benefit base
•    “Joint Life” — tiered percentages based on age at first withdrawal, calculated as a percentage of the For Life withdrawal benefit base

NOTE: Refer to the applicable GMWB Charges and Percentages Supplement.

For Life Withdrawal Benefit Payments
•    “Single Life” or “Joint Life” (your life and the lifetime of your eligible spouse)
•    For Life withdrawal benefit payments default to “Single Life” unless “Joint Life” is elected
•    Available the Contract anniversary following the date the oldest owner turns 59½ — all withdrawals prior to that Contract anniversary are excess withdrawals under the For Life withdrawal option

Termination	• You may terminate this rider any time after the 5th Contract anniversary following the rider effective date
GMWB Step-Up	• Automatic annual GMWB Step-Up available until the later of (a) the Contract anniversary prior to age 80 or (b) 10 years after the rider effective date.
GMWB Bonus	• If no withdrawals are taken, a GMWB Bonus is applied to the For Life withdrawal benefit base on each Contract anniversary.
Investment Restrictions	• You must select one or more of the available GMWB investment options; there are no additional restrictions on allocations to the DCA Plus accounts.
Spousal Continuation	• At the death of the first owner to die, a spouse who is a joint owner or primary beneficiary may have the option to continue the Contract with or without this rider.

Flexible Income Protector Rider Summary

Rider Issue Age	45 – 80
Rider Charge
Flexible Income Protector Rider Charges (as a percentage of average quarterly For Life withdrawal benefit base)
•    Maximum annual charge is 2.00%.
•    Current annual charge can be found in the applicable GMWB Charges and Percentages Supplement.

Guaranteed Minimum Withdrawal Benefit	• For Life
Annual Withdrawal Limits
•"Single Life" — tiered percentages based on age and contract year at first withdrawal, calculated as a percentage of the For Life withdrawal benefit base
•"Joint Life" — tiered percentages based on age and contract year at first withdrawal, calculated as a percentage of the For Life withdrawal benefit base

NOTE: Refer to the applicable GMWB Charges and Percentages Supplement.

For Life Withdrawal Benefit Payments
•    “Single Life” or “Joint Life” (your life and the lifetime of your eligible spouse)
•    For Life withdrawal benefit payments default to “Single Life” unless “Joint Life” is elected
•    Available the Contract anniversary following the date the oldest owner turns 59½ — all withdrawals prior to that Contract anniversary are excess withdrawals under the For Life withdrawal option

Termination	• You may terminate this rider any time after the 5th Contract anniversary following the rider effective date
GMWB Step-Up	• Automatic annual GMWB Step-Up available until the later of (a) the Contract anniversary prior to age 80 or (b) 10 years after the rider effective date.
Investment Restrictions	• You must select one or more of the available GMWB investment options; there are no additional restrictions on allocations to the DCA Plus accounts.
Spousal Continuation	• At the death of the first owner to die, a spouse who is a joint owner or primary beneficiary may have the option to continue the Contract with or without this rider.

Flexible Income Protector Plus Rider Summary

Rider Issue Age	45 – 80
Rider Charge
Flexible Income Protector Plus Rider Charges (as a percentage of average quarterly For Life withdrawal benefit base)
•    Maximum annual charge is 2.00%.
•    Current annual charge can be found in the applicable GMWB Charges and Percentages Supplement.

Guaranteed Minimum Withdrawal Benefit	• For Life
Annual Withdrawal Limits
•    “Single Life” — tiered percentages based on age at first withdrawal, calculated as a percentage of the For Life withdrawal benefit base
•    “Joint Life” — tiered percentages based on age at first withdrawal, calculated as a percentage of the For Life withdrawal benefit base

NOTE: Refer to the applicable GMWB Charges and Percentages Supplement.

For Life Withdrawal Benefit Payments
•    “Single Life” or “Joint Life” (your life and the lifetime of your eligible spouse)
•    For Life withdrawal benefit payments default to “Single Life” unless “Joint Life” is elected
•    Available the Contract anniversary following the date the oldest owner turns 59½ — all withdrawals prior to that Contract anniversary are excess withdrawals under the For Life withdrawal option

Termination	• You may terminate this rider any time after the 5th Contract anniversary following the rider effective date
GMWB Step-Up	• Automatic annual GMWB Step-Up available until the later of (a) the Contract anniversary prior to age 80 or (b) 10 years after the rider effective date.
GMWB Bonus	• If no withdrawals are taken, a GMWB Bonus is applied to the For Life withdrawal benefit base on each Contract anniversary.
Investment Restrictions	• You must select one or more of the available GMWB investment options; there are no additional restrictions on allocations to the DCA Plus accounts.
Spousal Continuation	• At the death of the first owner to die, a spouse who is a joint owner or primary beneficiary may have the option to continue the Contract with or without this rider.
Death Benefit
Another primary benefit under your Contract is a death benefit, which is automatically included with your Contract at no additional cost. Generally, the death benefit is the greatest of a, b or c, where:
a =     the accumulated value on the date we receive proof of death and all required documents;
b =     the total of premium payments minus an adjustment* for each partial surrender (and any applicable surrender charges and fees) and minus an adjustment* for each partial annuitization made prior to the date we receive proof of death and all required documents; and
c =     the highest accumulated value on any Contract anniversary that is wholly divisible by seven (for example, Contract anniversaries 7, 14, 21, 28, etc.) plus any premium payments since that Contract anniversary and minus an adjustment* for each partial surrender (and any applicable surrender charges and fees) and minus an adjustment* for each partial annuitization made after that Contract anniversary.
* While you have an active GMWB rider, the adjustment for withdrawals taken that do not exceed the “For Life” withdrawal benefit payment will reduce the GMWB death benefit by the amount of the withdrawal. The amount taken in excess of the “For Life” withdrawal benefit payment will proportionately reduce the GMWB death benefit. When you do not have an active GMWB rider, the death benefit will be the standard death benefit and all withdrawals taken will proportionately reduce the death benefit.
Standard Death Benefit Example
Your accumulated value is $10,000 and you take a partial surrender of $2,000 (20% of your accumulated value). For purposes of calculating the death benefit, we reduce the amounts determined in b or c above by 20%.

GMWB Death Benefit Example 1:
Contract issue date = August 31
Initial premium payment = $100,000
Available For Life withdrawal benefit payment = $4,000
Additional premium payment = $0
Withdrawal on November 3 of same calendar year = $4,000
On November 3, assume the accumulated value prior to the withdrawal is $110,000.
The GMWB Death Benefit on November 3 is the greatest of 1, 2, and 3 below.
1.$106,000 = accumulated value ($110,000 - $4,000)
2.$96,000 = $100,000 - $4,000 = total premium payments minus each withdrawal taken
3.N/A – Contract has not reached 7th Contract anniversary
On November 3, the GMWB Death Benefit is $106,000.
GMWB Death Benefit Example 2:
Contract issue date = August 31
Initial premium payment = $100,000
Available For Life withdrawal benefit payment = $4,000
Additional premium payment = $0
Withdrawal on December 30 of same calendar year = $4,000
Accumulated Value on Contract anniversary divisible equally by 7 = $78,750
On December 30, assume the accumulated value prior to the withdrawal is $90,000.
Accumulated value after $4,000 withdrawal = $86,000
The GMWB Death Benefit on December 30 is the greatest of 1, 2, and 3 below.
1.$86,000 = accumulated value ($90,000 - $4,000)
2.$96,000 = $100,000 - $4,000 = total premium payments minus each withdrawal taken
3.$74,750 = $78,750 + $0 - $4,000 = the Contract accumulated value that was in effect on any prior Contract anniversary that is divisible equally by 7, plus any premium payments made after that Contract anniversary minus each withdrawal taken after that Contract anniversary.
On December 30, the GMWB death benefit is $96,000.00.
Payment of Death Benefit
The death benefit is usually paid within five business days of our receiving all required documents (including proof of death) to process the claim. Payment is made according to benefit instructions provided by you. Some states require this payment to be made in less than five business days. Under certain circumstances, this payment may be delayed (see 16. ADDITIONAL INFORMATION ABOUT THE CONTRACT - Delay of Payments).
NOTE:    Proof of death includes: a certified copy of a death certificate; a certified copy of a court order; a written statement by a medical doctor; or other proof satisfactory to us.
The accumulated value remains invested in the divisions until the valuation period during which we receive the required documents. If more than one beneficiary is named, a beneficiary’s portion of the death benefit remains invested in the divisions until the valuation period during which we receive the required documents for that beneficiary. Unless otherwise required by law, we pay interest on the death benefit from the first day the accumulated value is no longer invested in the divisions until payment is made. After payment of all of the death benefit (including any applicable interest), the Contract is terminated.
If a beneficiary dies before you, upon your death we will make equal payments to the surviving beneficiaries unless you provided us with other written instructions. If no beneficiary(ies) survives you, the death benefit is paid to your estate in a single payment.

Before the annuitization date, you may give us written instructions for payment under a death benefit option. If we do not receive your instructions, a death benefit is paid according to instructions from the beneficiary(ies). The beneficiary(ies) may elect to apply a death benefit under an annuity benefit payment option or receive a death benefit as a single payment. Generally, unless the beneficiary(ies) elects otherwise, we pay a death benefit in a single payment, subject to proof of your death.
No surrender charge applies when a death benefit is paid.
GMWB Death Benefit
The GMWB Death Benefit is automatically included with your Contract and is applicable while the GMWB rider is in effect. If the GMWB rider is terminated, the GMWB Death Benefit is terminated and is replaced by the Standard Death Benefit. The Standard Death Benefit is similar to the GMWB Death Benefit with the exception of how withdrawals reduce the death benefit amount.
1.If you are the only owner, upon your death, your primary beneficiary may elect one of the following:
a.receive the GMWB Death Benefit as set forth below; or
b.if the primary beneficiary is your spouse, your spouse may continue the Contract with or without the rider as set forth later in this section.
2.If there are joint owners, upon the death of the first joint owner to die, the surviving joint owner may elect one of the following:
a.receive the GMWB Death Benefit as set forth below; or
b.if the surviving joint owner is your spouse, your spouse may continue the Contract with or without the rider as set forth later in this section.
The GMWB Death Benefit is equal to the greatest of:
1.the Contract accumulated value as of the valuation date on which we receive the proof of death and all required documents;
2.the total premium payments minus each withdrawal** taken on or before the valuation date on which we receive the proof of death and all required documents;
3.the highest Contract accumulated value that was in effect on any prior Contract anniversary that is wholly divisible by 7, plus any premium payments made after that Contract anniversary minus each withdrawal** taken after that Contract anniversary.
**    For 2. and 3. above, a withdrawal (partial surrender including any applicable surrender charges and fees or partial annuitization) that is not a "For Life" Excess Withdrawal will reduce the GMWB Death Benefit by the amount of the withdrawal. Then, each "For Life" Excess Withdrawal will proportionately reduce the GMWB Death Benefit by the ratio of the "For Life" Excess Withdrawal taken to the Contract accumulated value immediately prior to the "For Life" Excess Withdrawal. For example, if your accumulated value decreases due to the poor performance of the investment options you selected, the death benefit is reduced by more than the amount of the withdrawal for an excess withdrawal. NOTE: This is different than how withdrawals reduce the standard death benefit.
** For 2. and 3. above, withdrawals up to the RMD amount under the RMD Program for GMWB Riders are not considered excess withdrawals and reduce the GMWB Death Benefit by the amount of the withdrawal.
For examples of the GMWB Death Benefit calculations, see APPENDIX E - GMWB DEATH BENEFIT EXAMPLES.

Standard Death Benefit Formula
The standard death benefit replaces the GMWB Death Benefit when the GMWB rider is terminated. The Standard Death Benefit is similar to the GMWB Death Benefit with the exception of how withdrawals reduce the death benefit amount.
The amount of the Standard Death Benefit is the greatest of a, b or c, where:
a =    the accumulated value on the date we receive proof of death and all required documents;
b =    the total of premium payments minus an adjustment for each partial surrender (and any applicable surrender charges and fees) and minus an adjustment for each partial annuitization made prior to the date we receive proof of death and all required documents; and
c =     the highest accumulated value on any Contract anniversary that is wholly divisible by seven (for example, Contract anniversaries 7, 14, 21, 28, etc.) plus any premium payments since that Contract anniversary and minus an adjustment for each partial surrender (and any applicable surrender charges and fees) and minus an adjustment for each partial annuitization made after that Contract anniversary.
The adjustment for each partial surrender (and any applicable surrender charges and fees) and for each partial annuitization made prior to the date we receive proof of death and all required documents is equal to (x divided by y) multiplied by z, where:
x = the amount of the partial surrender (and any applicable surrender charges and fees) or the amount of the partial annuitization; and
y = the accumulated value immediately prior to the partial surrender or partial annuitization; and
z = the amounts determined in b or c above immediately prior to the partial surrender or partial annuitization.
Example: Your accumulated value is $10,000 and you take a partial surrender of $2,000 (20% of your accumulated value). For purposes of calculating the death benefit, we reduce the amounts determined in b or c above by 20%.

Contract Accumulated Value is Greater than Zero
The following tables illustrate the various situations and the resulting death benefit payment if death occurs before the annuitization date and while the accumulated value is greater than zero. If the GMWB rider is terminated prior to the death, replace GMWB Death Benefit in the tables with Standard Death Benefit.

If you die and...	And...	Then...
You are the sole owner	Your spouse is not named as a primary beneficiary	The primary beneficiary will receive the GMWB Death Benefit. All other rights and benefits under the rider and Contract will terminate.
You are the sole owner	Your spouse is named as a primary beneficiary	Your spouse may:
a. continue the Contract with or without the rider as set forth later in this section; or
b. receive the GMWB Death Benefit.
All other primary beneficiaries will receive the GMWB Death Benefit.
Unless your spouse elects to continue the Contract with the rider, only your spouse’s and any other beneficiary’s(ies’) rights to the selected payments will continue; all other rights and benefits under the rider and Contract will terminate.
You are a joint owner	The surviving joint owner is not your spouse	Your surviving owner will receive the GMWB Death Benefit. All other rights and benefits under the Contract will terminate.
You are a joint owner	The surviving joint owner is your spouse	Your spouse may:
a. continue the Contract with or without the rider as set forth later in this section; or
b. receive the GMWB death.
Unless your surviving spouse owner elects to continue the Contract with the rider, upon your death, only your spouse’s right to the selected payments will continue; all other rights and benefits under the rider and the Contract will terminate.
NOTE: The “Joint Life” For Life withdrawal option is not available if the owner is not a natural person.

If...	And...	Then...
If the annuitant dies	The owner is not a natural person	The beneficiary(ies) receive the GMWB Death Benefit.
If a beneficiary dies before the annuitant, on the annuitant’s death we will make equal payments to the surviving beneficiaries unless the owner provided us with other written instructions. If no beneficiary(ies) survive the annuitant, the GMWB Death Benefit is paid to the owner.
Upon the annuitant’s death, only the beneficiary(ies) right to the GMWB death benefit will continue; all other rights and benefits under the Contract will terminate.

Contract Accumulated Value is Zero
The following table illustrates the various situations and the resulting outcomes if the Contract accumulated value is zero at your death.

If you die and…	And…	Then…
You are the sole owner	You elected the “Single Life” For Life withdrawal benefit payments*	All payments stop and all rights and benefits under the Contract terminate.
You are the sole owner	You elected the “Joint Life” For Life withdrawal benefit payments*
We will continue payments to the surviving covered life according to the schedule established when you made your election until the date of the surviving covered life’s death.
Upon the surviving covered life’s death, all payments stop and all rights and benefits under the Contract terminate.

You are a joint owner	You elected the “Single Life” For Life withdrawal benefit payments*	All payments stop and all rights and benefits under the Contract terminate.
You are a joint owner	You elected the “Joint Life” For Life withdrawal benefit payments*	We will continue payments to the surviving covered life according to the schedule established when you made your election until the date of the surviving covered life’s death.

Upon the surviving joint owner’s death, all payments stop and all rights and benefits under the Contract terminate.
* See Effect of the Contract Accumulated Value Reaching Zero above for details regarding election of the For Life withdrawal option.
NOTE: The “Joint Life” For Life withdrawal option is not available if the owner is not a natural person.
Spousal Continuation of GMWB Rider
The rider provides that the For Life withdrawal benefit payment may be available in certain situations to an eligible spouse who continues the Contract with the rider.
If you die while the rider is in effect and if your surviving spouse elects to continue the Contract in accordance with its terms, the surviving spouse may also elect to continue the rider if:
1.    The Contract accumulated value is greater than zero;
2.    There has not been a previous spousal continuation of the Contract and the rider; and
3.    Your spouse is either:
    a.    your primary beneficiary, if you were the sole owner; or
    b.    the surviving joint owner, if there were joint owners.
If your spouse elects to continue the Contract without the rider, the rider and all rights, benefits and charges under the rider will terminate and cannot be reinstated.
NOTE:    Although spousal continuation may be available under federal tax laws for a subsequent spouse, the rider may be continued one time only.

The following tables illustrate the various changes and the resulting outcomes associated with continuation of the rider by an eligible surviving spouse.

If you die and…	And…	Then if your spouse continues this Contract…
No withdrawals have been taken since the rider effective date	Your spouse meets the minimum issue age requirement	Your spouse may continue the rider and take withdrawals until the earlier of your spouse's death or the For Life withdrawal benefit base reduces to zero.

For Life withdrawal benefits will automatically be calculated as “Single Life” and your spouse will be the sole covered life. Your spouse may not add a new covered life or elect “Joint Life”.

The For Life withdrawal benefit percentage will be based on your spouse’s age and will lock in at the “Single Life” percentage applicable on the date of your spouse’s first withdrawal.

All other provisions of the rider will continue as in effect on the date of your death.
No withdrawals have been taken since the rider effective date	Your spouse does not meet the minimum issue age requirement	The GMWB rider terminates upon your death. All other provisions of this Contract will continue as in effect on the date of your death.

If you die and…	And…	And…	Then if your spouse continues this Contract…
Withdrawals have been taken since the rider effective date	You have locked in “Single Life” For Life withdrawal benefits	---	The GMWB rider terminates upon the death of the first owner to die. All other provisions of this Contract will continue as in effect on the date of your death.
Withdrawals have been taken since the rider effective date	You have locked in “Joint Life” For Life withdrawal benefits	Your spouse is the surviving covered life
Your spouse may continue the rider and take For Life withdrawal benefit payments until the earlier of your spouse's death or the For Life withdrawal benefit base reduces to zero.

For Life withdrawal benefits will continue to be calculated as “Joint Life”.

The For Life withdrawal benefit percentage will remain locked in at the “Joint Life” percentage applicable on the date of your first withdrawal and will not be reset to reflect your death.

All other provisions of the rider will continue as in effect on the date of your death.

Withdrawals have been taken since the rider effective date	You have locked in “Joint Life” For Life withdrawal benefits	There is no surviving covered life	The GMWB rider terminates upon your death. All other provisions of this Contract will continue as in effect on the date of your death.

Automatic Portfolio Rebalancing (APR)
For details about this benefit, see 8. GENERAL DESCRIPTION OF THE CONTRACT.
DCA Plus Program
For details about the DCA Plus Accounts and Dollar Cost Averaging Plus Program, see 8. GENERAL DESCRIPTION OF THE CONTRACT.
Scheduled Transfers (Dollar Cost Averaging)
For details about this benefit, see 8. GENERAL DESCRIPTION OF THE CONTRACT.
Waiver of Surrender Charge Rider
For details about the waiver of surrender charge rider, see 3. OVERVIEW OF THE CONTRACT.
11. PURCHASES AND CONTRACT VALUE

How to Buy a Contract
If you want to buy a Contract, you must submit an application and make an initial premium payment. If you are buying the Contract to fund a SIMPLE-IRA or SEP, an initial premium payment is not required at the time you send in the application. If the application is complete and the Contract applied for is suitable and meets all other regulatory requirements, the Contract is issued. If the completed application is received in good order, the initial premium payment is credited within two valuation days after the later of receipt of the application or receipt of the initial premium payment at our home office. If the initial premium payment is not credited within five valuation days, it is refunded unless we have received your permission to retain the premium payment until we receive the information necessary to issue the Contract.
The date the Contract is issued is the contract date. The contract date is the date used to determine contract years, regardless of when the Contract is delivered.
Accumulated Value
The accumulated value of your Contract is the total of the Separate Account division value plus the DCA Plus account(s) value. The DCA Plus accounts are described in 8. GENERAL DESCRIPTION OF THE CONTRACT.
There is no guaranteed minimum Separate Account division value. The value reflects the investment experience of the divisions that you choose and also reflects your premium payments, partial surrenders, surrender charges, partial annuitizations and the Contract expenses deducted from the Separate Account.
The Separate Account division value changes from day to day. To the extent the accumulated value is allocated to the Separate Account divisions, you bear the investment risk. At the end of any valuation period, your Contract’s value in a division is:
•the number of units you have in a division multiplied by
•the value of a unit in the division.
The number of units is equal to the total units purchased by allocations to the division from:
•your initial premium payment;
•subsequent premium payments; and
•transfers from another investment option
minus units sold:
•for partial surrenders and/or partial annuitizations from the division;
•as part of a transfer to another division; and
•to pay Contract charges and fees (not deducted as part of the daily unit value calculation).
Unit values are calculated each valuation date at the close of normal trading of the NYSE (generally 4:00 p.m. EST). To calculate the unit value of a division, the unit value from the previous valuation date is multiplied by the division’s net investment factor for the current valuation period. The number of units does not change due to a change in unit value.

The net investment factor measures the performance of each division. The net investment factor for a valuation period is [(a plus b) divided by (c)] minus d where:
a =     the share price (net asset value) of the underlying mutual fund at the end of the valuation period;
b =     the per share amount of any dividend* (or other distribution) made by the mutual fund during the valuation period;
c =     the share price (net asset value) of the underlying mutual fund at the end of the previous valuation period; and
d =     the daily charge for Total Separate Account Annual Expenses and any Riders, if applicable. The daily charge is calculated by dividing the annual amount of these expenses by 365 and multiplying by the number of days in the valuation period.
*    When an investment owned by an underlying mutual fund pays a dividend, the dividend increases the net asset value of a share of the underlying mutual fund as of the date the dividend is recorded. As the net asset value of a share of an underlying mutual fund increases, the unit value of the corresponding division also reflects an increase. Payment of a dividend under these circumstances does not increase the number of units you own in the division.
The Company reserves the right to terminate a Contract and send you the accumulated value if no premiums are paid during two consecutive calendar years and the accumulated value (or total premium payments less partial surrenders and applicable surrender charges) is less than $2,000 unless you have a GMWB rider in force. The Company will first notify you of its intent to exercise this right and give you 60 days to increase the accumulated value to at least $2,000.
Distribution of the Contract
The Company has appointed Principal Securities, Inc. ("PSI") (Des Moines, Iowa 50392-0200), a broker-dealer registered under the Securities Exchange Act of 1934, a member of the Financial Industry Regulatory Authority and affiliate of the Company, as the distributor and principal underwriter of the Contract. PSI is paid 6.50% of premium payments by the Company for the distribution of the Contract. PSI also receives 12b-1 fees in connection with purchases and sales of certain mutual funds underlying the Contracts. PSI currently receives 12b-1 fees for the Diversified Balanced Managed Volatility Account, Diversified Growth Managed Volatility Account, Diversified Balanced Account, Diversified Growth Account, and Diversified Income Account.
PSI is an affiliate of the Company. Both PSI and the Company are subsidiaries of Principal Financial Services, Inc.
Applications for the Contracts are solicited by registered representatives of PSI or such other broker-dealers as have entered into selling agreements with PSI. Such registered representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable insurance products. The Company intends to offer the Contract in all jurisdictions where it is licensed to do business and where the Contract is approved.
The intermediary may pay to its financial professionals some or all of the amounts the distributor and its affiliates pay to the intermediary.
12. SURRENDERS AND WITHDRAWALS

This section describes general surrenders and withdrawals (“surrenders”) under your Contract. For information about withdrawals under your GMWB rider, see 10. BENEFITS AVAILABLE UNDER THE CONTRACT.
Surrenders
You may surrender your Contract by providing us notice. Surrender requests may be sent to us at:
Principal Life Insurance Company
PO Box 9382
Des Moines, Iowa 50306-9382

Surrenders result in the redemption of units and your receipt of the value of the redeemed units minus any applicable surrender charge and fees. Surrender values are calculated using the price next determined after we receive your request. Surrenders from the Separate Account are generally paid within seven days of the effective date of the request for surrender (or earlier if required by law). However, certain delays in payment are permitted (see 16. ADDITIONAL INFORMATION ABOUT THE CONTRACT – Delay of Payments). Surrenders before age 59½ may involve an income tax penalty (see 13. TAXES).
You may specify surrender allocation percentages with each partial surrender request. If you do not provide us with specific percentages, we will use your premium payment allocation percentages for the partial surrender. Surrenders may be subject to a surrender charge (see 7. CHARGES).
Free Surrender Amount
The free surrender amount may be surrendered without a surrender charge. This amount is the greater of:
•earnings in the Contract (earnings equal accumulated value less unsurrendered premium payments as of the date of the surrender); or
•10% of the premium payments, decreased by any partial surrenders and partial annuitizations since the last Contract anniversary.
Any amount not taken under the free surrender amount in a contract year is not added to the amount available under the free surrender amount for any following contract year(s).
Unscheduled partial surrenders of the free surrender amount may be subject to the transaction fee (see 7. CHARGES - Transaction Fee).
When Surrender Charges Do Not Apply. The surrender charge does not apply to:
•amounts applied under an annuity benefit payment option; or
•payment of any death benefit, however, the surrender charge does apply to premium payments made by a surviving spouse after an owner’s death; or
•amounts distributed to satisfy the minimum distribution requirement of Section 401(a)(9) of the Internal Revenue Code, provided that the amount surrendered does not exceed the minimum distribution amount which would have been calculated based on the value of this Contract alone; or
•an amount transferred from a Contract used to fund an IRA to another annuity contract issued by the Company to fund an IRA of the participant’s spouse when the distribution is made pursuant to a divorce decree.
Total Surrender
•You may surrender the Contract at any time before the annuitization date.
•Surrender values are calculated using the price next determined after we receive your request in good order.
•The cash surrender value is your accumulated value minus any applicable surrender charges and fee(s) (Contract fee and/or prorated share of the charge(s) for the rider(s)).
•We reserve the right to require you to return the Contract.
•The written consent of all collateral assignees and irrevocable beneficiaries must be obtained prior to surrender. A collateral assignment is an agreement under which you assign the annuity benefits to a lender as collateral for a loan. An irrevocable beneficiary is someone whose name cannot be removed from this annuity contract without his or her consent.
Unscheduled Partial Surrender
•You may surrender a part of your accumulated value at any time before the annuitization date.
•You must specify the dollar amount of the surrender (which must be at least $100).
•The surrender is effective at the end of the valuation period during which we receive your written request for surrender.
•The surrender is deducted from your investment options according to your surrender allocation percentages.
•If surrender allocation percentages are not specified, we use your premium payment allocation percentages.
•We surrender units from your investment options to equal the dollar amount of the surrender request plus any applicable surrender charge and transaction fee, if any.
•Your accumulated value after the unscheduled partial surrender must be equal to or greater than $5,000; we reserve the right to increase this amount up to and including $10,000.
•The written consent of all collateral assignees and irrevocable beneficiaries must be obtained prior to surrender.

Scheduled Partial Surrender
•You may request partial surrenders from any of your investment options on a scheduled basis.
•Your accumulated value must be at least $5,000 when the scheduled partial surrenders begin.
•You may specify monthly, quarterly, semi-annually or annually and choose a surrender date (other than the 29th, 30th or 31st).
•If the selected date is not a valuation date, the partial surrender is completed on the next valuation date.
•All scheduled partial surrenders occurring on the Contract anniversary are reflected in the values for the prior contract year.
•We surrender units from your investment options to equal the dollar amount of the partial surrender request plus any applicable partial surrender charge.
•The partial surrenders continue until your value in the investment option is zero or we receive written notice to stop the partial surrenders.
•The written consent of all collateral assignees and irrevocable beneficiaries must be obtained prior to partial surrender.
Right to Examine the Contract (Free Look)
It is important to us that you are satisfied with the purchase of your Contract. Under state law, you have the right to return the Contract for any reason during the examination offer period (a “free look”). The examination offer period is the later of 15 days after the Contract is delivered to you, or such later date as specified by applicable state law.
Although we currently allocate your initial premium payments to the investment options you have selected, during times of economic uncertainty and with prior notice to you, we may exercise our right to allocate initial premium payments to the Money Market division during the examination offer period. If your initial premium payments are allocated to the Money Market division and the free look is exercised, you will receive the greater of premium payments or the accumulated value.
NOTE: All references to the Money Market division in this prospectus will mean the Fidelity VIP Government Money Market Division.
In California, for owners age 60 or older, we allocate initial premium payments to the Money Market division during the examination offer period unless you elect to immediately invest in the allocations you selected. If your premium payments were allocated to the Money Market division, after the free look period ends your accumulated value will be converted into units of the division(s) according to your allocation instructions. The units allocated will be based on the unit value next determined for each division.
To exercise your free look, you must send the Contract and a written request to us postmarked before the close of business on the last day of the examination offer period.
If you properly exercise your free look, we will cancel the Contract. In the states that require us to return your premium payments, we will return the greater of your premium payments or accumulated value. In all states we will return at least your accumulated value plus any premium tax charge deducted, and minus any applicable federal and state income tax withholding. The amount returned may be higher or lower than the premium payment(s) applied during the examination offer period.
If you are purchasing this Contract to fund an IRA, SIMPLE-IRA, or SEP-IRA and you return it on or before the seventh day of the examination offer period, we will return the greater of:
•the total premium payment(s) made; or
•your accumulated value plus any premium tax charge deducted, less any applicable federal and state income tax withholding and, depending on the state in which the Contract was issued, any applicable fees and charges.
You may obtain more specific information regarding the free look from your registered representative or by calling us at 1-800-852-4450.

13. TAXES
The following description is a general summary of the tax rules, primarily related to federal income taxes, which in our opinion are currently in effect. These rules are based on laws, regulations and interpretations which are subject to change at any time. This summary is not comprehensive and is not intended as tax advice. Federal estate and gift tax considerations, as well as state and local taxes, may also be material. You should consult a tax advisor about the tax implications of taking action under a Contract or related retirement plan.
Taxation of Non-Qualified Contracts
Non-Qualified Contracts
Section 72 of the Internal Revenue Code (Code) governs the income taxation of annuities in general.
•Premium payments made under non-qualified contracts are not excludable or deductible from your gross income or any other person’s gross income.
•An increase in the accumulated value of a non-qualified contract owned by a natural person resulting from the investment performance of the Separate Account or interest credited to the DCA Plus accounts is generally not taxable until paid out as surrender proceeds, death benefit proceeds, or otherwise.
•Generally, owners who are non-natural persons (such as a trust, partnership or corporation) are immediately taxed on any increase in the accumulated value unless the non-natural person is acting as an agent for a natural person.
The following discussion applies generally to Contracts owned by natural persons.
•Surrenders or partial surrenders are taxed as ordinary income to the extent of the accumulated income or gain under the Contract.
•The value of the Contract pledged or assigned is taxed as ordinary income to the same extent as a partial surrender.
•Annuity benefit payments:
•The basic rule for taxing annuity benefit payments is that part of each annuity benefit payment is considered a nontaxable return of the investment in the Contract and part is considered taxable income. An “exclusion ratio” is applied to each annuity benefit payment to determine how much of the payment is excludable from gross income. The remainder of the annuity benefit payment is includable in gross income for the year received.
•The “investment in the Contract” is generally the total of the premium payments made less any tax-free return of premiums.
•After the investment in the Contract is paid out, the full amount of any annuity benefit payment is taxable.
For purposes of determining the amount of taxable income resulting from distributions, all Contracts and other annuity contracts issued by us or our affiliates to the same owner within the same calendar year are treated as if they are a single contract.
Transfer of ownership may have tax consequences to the owner. For owners who are non-natural persons changing the annuitant may have tax consequences to the owner. Please consult with your tax advisor before changing the owner or annuitant on your Contract.
Required Distributions for Non-Qualified Contracts
In order for a non-qualified contract to be treated as an annuity contract for federal income tax purposes, the Code requires:
•If the person receiving payments dies on or after the annuitization date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of the interest is distributed at least as rapidly as under the method of distribution being used as of the date of that person’s death.
•If you die prior to the annuitization date, the entire interest in the Contract will be distributed:
•within five years after the date of your death; or
•as annuity benefit payments (or similar periodic payments) which begin within one year of your death and which are made over the life of your designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary.
•If the Contract is owned by a trust, corporation or other non-natural person, then the death of the annuitant will be treated as the death of the owner.

Generally, unless the beneficiary elects otherwise, the above requirements are satisfied prior to the annuitization date by paying the death benefit in a single payment, subject to proof of your death. The beneficiary may elect, by written request, to receive an annuity benefit payment option instead of a single payment.
If your designated beneficiary is your surviving spouse, the Contract may be continued with your spouse deemed to be the new owner for purposes of the Code. When the owner receiving payments is not a natural person, the required distributions provided for in the Code apply upon the death of the annuitant.
Early Distribution Penalty
If you take a premature distribution from the Contract, you may incur a 10% income tax penalty on the taxable portion of the distribution, unless the distribution is:
•made on or after you reach age 59½;
•made to a beneficiary on or after your death;
•made upon your disability as defined in the Internal Revenue Code;
•part of a series of substantially equal periodic payments for the life or life expectancy of you or you and your designated beneficiary;
•made under an immediate annuity contract; or
•allocable to contributions made prior to August 14, 1982.
Tax reporting distributions from an annuity contract that is owned by a trust: The Internal Revenue Service (IRS) determined in Private Letter Ruling 202031008 that a non-grantor trust cannot attain age 59 ½, become disabled, or have a life expectancy. Thus, the IRS held that those three exceptions to the 10% penalty are not applicable to distributions from a deferred annuity contract that is owned by a non-grantor trust. Alternatively, the IRS held that a deferred annuity contract owned by a grantor trust can utilize those three exceptions if the grantor qualifies for the exception (for example, the grantor attained age 59 ½ at the time of the distribution). Consult a tax advisor for further information.
Tax-Free Exchanges
Under Section 1035 of the Code, the exchange of one annuity contract for another is not a taxable transaction if the same owner is on each contract in the exchange, but may be reportable to the IRS.
Net Investment Income Tax
The Net Investment Income Tax is imposed at a rate of 3.8% on net investment income for higher tax bracket individuals.
This tax may apply to an individual’s net investment income if the individual’s modified Adjustable Gross Income exceeds $200,000 for a single filer or $250,000 for a married filing jointly filer. The tax applies to income from interest, dividends, annuities, royalties and rents not obtained in a normal trade of business. The tax may also apply to certain trusts and estates with net investment income.
Income from annuities that are part of a qualified retirement plan (as described in the following section) are not treated as investment income for the purpose of this new tax and thus are not subject to the new 3.8% rate but may be includible for purposes of determining whether the applicable Net Investment Income Tax income limits are exceeded.
Taxation of Qualified Contracts
Tax-Qualified Contracts: IRA, SEP, and SIMPLE-IRA
The Contract may be used to fund IRAs, SEPs, and SIMPLE-IRAs.
•IRA – An Individual Retirement Annuity (IRA) is a retirement savings annuity. Contributions grow tax deferred.
•SEP-IRA – SEP stands for Simplified Employee Pension and is a form of IRA. A SEP allows you, as an employer, to provide retirement benefits for your employees by contributing to their IRAs.
•SIMPLE-IRA – SIMPLE stands for Savings Incentive Match Plan for Employees. A SIMPLE-IRA allows employees to save for retirement by deferring salary on a pre-tax basis and receiving predetermined company contributions.

The tax rules applicable to owners, annuitants and other payees vary according to the type of plan and the terms and conditions of the plan itself. In general, premium payments made under a retirement program recognized under the Code are excluded from the participant’s gross income for tax purposes prior to the annuity benefit payment date (subject to applicable state law). The portion, if any, of any premium payment made that is not excluded from their gross income is their investment in the Contract. Aggregate deferrals under all plans at the employee’s option may be subject to limitations.
Tax-qualified retirement arrangements, such as IRAs, SEPs, and SIMPLE-IRAs, are tax-deferred. You derive no additional benefit from the tax deferral feature of the annuity. Consequently, an annuity should be used to fund an IRA, or other tax qualified retirement arrangement to benefit from the annuity’s features other than tax deferral. These features may include guaranteed lifetime income, death benefits without surrender charges, guaranteed caps on fees, and the ability to transfer among investment options without sales or withdrawal charges.
The tax implications of these plans are further discussed in the SAI under the heading Taxation Under Certain Retirement Plans. Check with your tax advisor for the rules which apply to your specific situation.
Premature Distributions
There is a 10% additional penalty tax under the Code on the taxable portion of a “premature distribution” from IRAs, IRA rollovers, SEP-IRAs and SIMPLE-IRAs. The tax penalty is increased to 25% in the case of distributions from SIMPLE-IRAs during the first two years of participation in the SIMPLE IRA. Generally, an amount is a “premature distribution” unless the distribution is:
•made on or after you reach age 59½;
•made to a beneficiary on or after your death;
•made upon your disability as defined in the Internal Revenue Code;
•part of a series of substantially equal periodic payments for the life or life expectancy of you or you and your designated beneficiary;
•made to pay certain deductible medical expenses;
•for health insurance premiums while unemployed;
•for first home purchases (up to $10,000);
•for qualified higher education expenses;
•for qualified disaster tax relief distributions;
•for qualified reservist distributions;
•for amounts levied by the IRS directly against your IRA; or
•a qualified birth or adoption distribution (up to $5,000).
For more information regarding premature distributions, please reference IRS Publication 590-B and consult your tax advisor.
Rollover IRAs
If you receive a lump-sum distribution from a qualified retirement plan, tax-sheltered annuity or governmental 457(b) plan, you may maintain the tax-deferred status of the distribution by rolling it over into an eligible retirement plan or IRA. You can accomplish this by electing a direct rollover from the plan, or you can receive the distribution and roll it over into an eligible retirement plan or IRA within 60 days. However, if you do not elect a direct rollover from the plan, the plan is required to withhold 20% of the taxable portion of the distribution. This amount is sent to the IRS as income tax withholding to be credited against your taxes. Amounts received prior to age 59½ and not rolled over may be subject to an additional 10% penalty tax. You may roll over amounts from a qualified plan directly to a Roth IRA. As part of this rollover, previously taxed deferred funds from the qualified plan are converted to after-tax funds under a Roth IRA. Generally, the entire rollover is taxable (unless it includes after-tax dollars) and is included in gross income in the year of the rollover/conversion. For more information, please consult your tax advisor.
In addition, not more frequently than once every twelve months, an owner may execute one tax-free indirect rollover from one IRA to another, subject to the 60-day limitation. The once-per-year limitation on rollovers does not apply to direct transfers of funds between IRA providers or to Roth IRA conversions. For more information, please consult your tax advisor.

Roth IRAs
The Contract may be purchased to fund a Roth IRA. Contributions to a Roth IRA are not deductible from taxable income. Subject to certain limitations, a traditional IRA, SEP-IRA or SIMPLE-IRA may be converted into a Roth IRA or a distribution from such an arrangement may be rolled over to a Roth IRA. However, a conversion or a rollover to a Roth IRA is not excludable from gross income. If certain conditions are met, qualified distributions from a Roth IRA are tax-free. For more information, please contact your tax advisor.
Required Minimum Distributions for IRAs
The Required Minimum Distribution (RMD) regulations dictate when individuals must start taking payments from their IRA. Generally speaking, RMDs for IRAs must begin no later than April 1 following the close of the calendar year in which you turn 72. Thereafter, the RMD is required no later than December 31 of each calendar year.
The RMD rules apply to traditional IRAs, as well as SEP-IRAs and SIMPLE-IRAs, during the lifetime and after the death of IRA owners. They do not, however, apply to Roth IRAs during the lifetime of the Roth IRA owner. If an individual owns more than one IRA, the RMD amount must be determined for each, but the actual distribution can be satisfied from a combination of one or more of the owner's IRAs. Roth IRAs may not be aggregated with other IRAs, but may be aggregated with other Roth IRAs.
NOTE:    Contractual limitations exist that may limit the ability to satisfy an individual's multiple RMD obligations via this annuity. For details, see 10. BENEFITS AVAILABLE UNDER THE CONTRACT - Required Minimum Distribution (RMD) Program for GMWB Riders.
Failure to comply with the RMD rules can result in tax penalty of 50% on the amount by which the RMD in any year exceeds the amount actually distributed in that year.
Withholding
Annuity benefit payments and other amounts received under the Contract are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.
Notwithstanding the recipient’s election, withholding may be required on payments delivered outside the United States. Moreover, special withholding rules may require us to disregard the recipient’s election if the recipient fails to supply us with a taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies us that the taxpayer identification number provided by the recipient is incorrect.
14. LEGAL PROCEEDINGS
There are no legal proceedings pending for which the following would be adversely affected in a material way: Separate Account B, the Company; the principal underwriter; or depositor.
15. FINANCIAL STATEMENTS
The consolidated financial statements of Principal Life Insurance Company which are included in the SAI should be considered only as they relate to our ability to meet our obligations under the Contract. They do not relate to investment performance of the assets held in the Separate Account.
16.    ADDITIONAL INFORMATION ABOUT THE CONTRACT
The Contract
The entire Contract is made up of the Contract, amendments, riders and endorsements and data page. Only our corporate officers can agree to change or waive any provisions of a Contract. Any change or waiver must be in writing and signed by an officer of the Company.
Delay of Payments
Surrendered amounts are generally disbursed within seven calendar days after we receive your instruction for a surrender in a form acceptable to us. This period may be shorter where required by law. However, payment of any amount upon total or partial surrender, death, annuitization of the accumulated value or the transfer to or from a division may be deferred during any period when the right to sell mutual fund shares is suspended as permitted under provisions of the Investment Company Act of 1940 (as amended).

The right to sell shares may be suspended during any period when:
•trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays; or
•an emergency exists, as determined by the SEC, as a result of which:
•disposal by a mutual fund of securities owned by it is not reasonably practicable;
•it is not reasonably practicable for a mutual fund to fairly determine the value of its net assets; or
•the SEC permits suspension for the protection of security holders.
If payments are delayed the transfer will be processed on the first valuation date following the expiration of the permitted delay unless we receive your written instructions to cancel your surrender, annuitization, or transfer. Your written instruction must be received in the home office prior to the expiration of the permitted delay. The transaction will be completed within seven business days following the expiration of a permitted delay.
In addition, we reserve the right to defer payment of that portion of your accumulated value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 business days) to allow the check to clear the banking system.
Misstatement of Age or Gender
If the age or, where applicable, gender of the annuitant has been misstated, we adjust the annuity benefit payment under your Contract to reflect the amount that would have been payable at the correct age and gender. If we make any overpayment because of incorrect information about age or gender, or any error or miscalculation, we deduct the overpayment from the next payment or payments due. Underpayments are added to the next payment.
Assignment
If your Contract is part of your qualified plan, IRA, SEP, or SIMPLE-IRA, you may not assign ownership.
You may assign ownership of your non-qualified contract. Each assignment is subject to any payments made or action taken by the Company prior to our notification of the assignment. We assume no responsibility for the validity of any assignment. An assignment or pledge of a Contract may have adverse tax consequences.
An assignment must be made in writing and filed with us at our home office. The irrevocable beneficiary(ies), if any, must authorize any assignment in writing. Your rights, as well as those of the annuitant and beneficiary, are subject to any assignment on file with us. Any amount paid to an assignee is treated as a partial surrender and is paid in a single payment.
The Company may refuse any assignment or transfer at any time on a non-discriminatory basis and may refuse any assignment where it believes such assignment may cause the development of a trading market.
If your Contract has a GMWB rider in force, an assignment of the Contract shall be deemed a request for a change in a covered life. If the change in covered life is not permissible under this rider, the rider will be terminated as of the date of the assignment. See 10. BENEFITS AVAILABLE UNDER THE CONTRACT.
Contract Termination
We reserve the right to terminate the Contract and make a single payment (without imposing any charges) to you if your accumulated value at the end of the accumulation period is less than $2,000, unless you have a GMWB rider in force. Before the Contract is terminated, we will send you a notice giving you 60 days to increase the accumulated value to $2,000. Termination of the Contracts will not unfairly discriminate against any owner.
Reinstatement
Reinstatement is only available for full surrender of your Contract. You cannot reinstate a partial surrender or partial annuitization; if you return either of these amounts, they will be considered new premium payments.

If you have requested to replace this Contract with an annuity contract from another company and want to reinstate this Contract, the following apply:
•we reinstate the Contract effective on the original surrender date;
•we apply the amount received from the other company (“reinstatement amount”) and the amount of the surrender charge you paid when you surrendered the Contract;
•these amounts are priced on the valuation date the money from the other company is received by us;
•commissions are not paid on the reinstated amounts; and
•new data page is sent to your address of record.
If a GMWB rider was in force at the time of surrender, rider fees will apply for the period between the date you requested termination and the date your Contract was reinstated.
If a GMWB rider was in force at the time of surrender, rider benefits will be adjusted when the amount originally surrendered differs from the reinstated amount.
Reports
We will mail to you a statement, along with any reports required by state law, of your current accumulated value at least once per year prior to the annuitization date. After the annuitization date, any reports will be mailed to the person receiving the annuity benefit payments.
Quarterly statements reflect purchases and redemptions occurring during the quarter as well as the balance of units owned and accumulated values.
Telephone and Internet Services
If you elect telephone services or you elect internet services and satisfy our internet service requirements (which are designed to ensure compliance with federal UETA and E-SIGN laws), instructions for the following transactions may be given to us via the telephone or internet:
•make premium payment allocation changes;
•set up Dollar Cost Averaging (DCA) scheduled transfers;
•make transfers; and
•make changes to Automatic Portfolio Rebalancing (APR).
Neither the Company nor the Separate Account is responsible for the authenticity of telephone service or internet transaction requests. We reserve the right to refuse telephone service or internet transaction requests. You are liable for a loss resulting from a fraudulent telephone or internet order that we reasonably believe is genuine. We follow procedures in an attempt to assure genuine telephone service or internet transactions. If these procedures are not followed, we may be liable for loss caused by unauthorized or fraudulent transactions. The procedures may include recording telephone service transactions, requesting personal identification (for example, name, address, security phrase, password, daytime telephone number, or birth date) and sending written confirmation to your address of record.
Instructions received via our telephone services and/or the internet are binding on both owners if the Contract is jointly owned.
If the Contract is owned by a business entity or a trust, an authorized individual (with the proper password) may use telephone and/or internet services. Instructions provided by the authorized individual are binding on the owner.
We reserve the right to modify or terminate telephone service or internet transaction procedures at any time. Whenever reasonably feasible, we will provide you with prior notice (by mail or by email, if previously authorized by you) if we modify or terminate telephone service or internet transaction procedures. In some instances, it may not be reasonably feasible to provide prior notice if we modify or terminate telephone service or internet transaction procedures; however, any modification or termination will apply to all Contract owners in a non-discriminatory fashion.
Telephone Services
Telephone services are available to you. Telephone services may be declined on the application or at any later date by providing us with written notice. You may also elect telephone authorization for your registered representative by providing us written notice.

If you elect telephone privileges, instructions
•may be given by calling us at 1-800-852-4450 while we are open for business (generally, between 8 a.m. and 6 p.m. Eastern Time on any day that the NYSE is open).
•that are in good order and received by us before the close of a valuation period will receive the price next determined (the value as of the close of that valuation period).
•that are in good order and received by us after the close of a valuation period will receive the price next determined (the value as of the close of the next valuation period).
•that are not in good order when received by us will be effective the next valuation date that we receive good order instructions.
Internet
Internet services are available to you if you register for a secure login on the Principal Financial Group web site, www.principal.com. You may also elect internet authorization for your registered representative by providing us written notice.
If you register for internet privileges, instructions
•that are in good order and received by us before the close of a valuation period will receive the price next determined (the value as of the close of that valuation period).
•that are in good order and received by us after the close of a valuation period will receive the price next determined (the value as of the close of the next valuation period).
•that are not in good order when received by us will be effective the next valuation day that we receive good order instructions.
Important Information About Customer Identification Procedures
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who applies for a Contract. When you apply for a Contract, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver’s license or other identifying documents.
If concerns arise with verification of your identification, no transactions will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identity within 30 days of our receipt of your original premium payment, the Contract will be terminated and any value surrendered in accordance with normal redemption procedures. We will not suspend your right of full redemption, or postpone the date of payment upon redemption except as permitted by Section 22(e) of the Investment Act of 1940 or as amended.
We do not knowingly sell annuities that are for the benefit of a business/organization that is illegal under Federal and/or State law (such as a marijuana clinic), or a person who owns or receives income from such an entity or whose source of funds is illegal.
Performance Calculation
The Separate Account may publish advertisements containing information (including graphs, charts, tables and examples) about the hypothetical performance of its divisions for this Contract as if the Contract had been issued on or after the date the underlying mutual fund in which the division invests was first offered. The hypothetical performance from the date of the inception of the underlying mutual fund in which the division invests is calculated by reducing the actual performance of the underlying mutual fund by the fees and charges of this Contract as if it had been in existence.
The yield and total return figures described below vary depending upon market conditions, composition of the underlying mutual fund’s portfolios and operating expenses. These factors and possible differences in the methods used in calculating yield and total return should be considered when comparing the Separate Account performance figures to performance figures published for other investment vehicles. The Separate Account may also quote rankings, yields or returns as published by independent statistical services or publishers and information regarding performance of certain market indices. Any performance data quoted for the Separate Account represents only historical performance and is not intended to indicate future performance. For further information on how the Separate Account calculates yield and total return figures, see the SAI.
From time to time the Separate Account advertises its Money Market division’s “yield” and “effective yield” for these Contracts. Both yield figures are based on historical earnings and are not intended to indicate future performance.

The “yield” of the division refers to the income generated by an investment in the division over a 7-day period (which period is stated in the advertisement). This income is then “annualized.” That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The “effective yield” is calculated similarly but, when annualized, the income earned by an investment in the division is assumed to be reinvested. The “effective yield” is slightly higher than the “yield” because of the compounding effect of the assumed reinvestment.
The Separate Account also advertises the average annual total return of its various divisions. The average annual total return for any of the divisions is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable accumulated value.
The Underlying Mutual Funds
The underlying mutual funds are registered under the Investment Company Act of 1940 as open-end investment management companies. The underlying mutual funds provide the investment vehicles for the Separate Account.
We purchase and sell shares of the underlying mutual fund for the Separate Account at their net asset value. Shares represent interests in the underlying mutual fund available for investment by the Separate Account. Each underlying mutual fund corresponds to one of the divisions. The assets of each division are separate from the others. A division’s performance has no effect on the investment performance of any other division.
The underlying mutual funds are NOT available to the general public directly. The underlying mutual funds are available only as investment options in variable life insurance policies and/or variable annuity contracts issued by life insurance companies and qualified plans. Some of the underlying mutual funds have been established by investment advisers that manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after publicly traded mutual funds, you should understand that the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of any underlying mutual fund may differ substantially from the investment performance of a publicly traded mutual fund.
Legal Opinions
Legal matters applicable to the issue and sale of the Contracts, including our right to issue Contracts under Iowa Insurance Law, have been passed upon by Doug Hodgson, Counsel.
Other Variable Annuity Contracts
The Company currently offers other variable annuity contracts that participate in Separate Account B. In the future, we may designate additional group or individual variable annuity contracts as participating in Separate Account B.
Householding
To avoid sending duplicate copies of materials to owners, only one copy of the applicable prospectus will be mailed to owners having the same name and address on our records. The consolidation of these mailings, called householding, benefits us through reduced mailing expense. If you want to receive multiple copies of these materials, you may call us at 1-800-852-4450. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you within thirty (30) days after we receive your request to stop householding.
Payments to Financial Intermediaries
The Company pays compensation to broker-dealers, financial institutions, and other parties (“Financial Intermediaries”) for the sale of the Contract according to schedules in the sales agreements and other agreements reached between the Company and the Financial Intermediaries. Such compensation generally consists of commissions on premiums paid on the Contract.
Conflicts of Interest Related to Underlying Mutual Funds
Compensation and Underlying Mutual Fund Selection
When selecting the underlying mutual funds, we consider each such fund’s investment strategy, asset class, manager’s reputation, and performance. We also consider the amount of compensation that we receive from the underlying mutual funds, their advisers, sub-advisers, or their distributors, which can be significant. Additionally, we offer certain underlying mutual funds at least in part because they are managed by an affiliate.

Compensation We Receive from Underlying Mutual Funds
The Company and certain of our affiliates receive compensation from certain underlying mutual funds pursuant to Rule 12b-1 under the 1940 Act. This compensation is paid out of an underlying mutual fund’s assets and is as much as 0.25% of the average net assets of an underlying mutual fund that are attributable to the variable life insurance products issued by us and our affiliates that offer the particular fund (the Company’s variable contracts). An investment in an underlying mutual fund with a 12b-1 fee will increase the cost of your investment.
Compensation We Receive from Underlying Mutual Fund Advisors
We and certain of our affiliates also receive compensation from the advisers and sub-advisers to some of the underlying mutual funds. We use this compensation for such purposes as paying expenses that we incur in promoting, issuing, distributing and administering the Contract and providing services on behalf of the underlying mutual funds in our role as intermediary. Some advisers and sub-advisers pay us more than others; some advisers and sub-advisers do not pay us any such compensation. Such compensation is not reflected in an underlying mutual fund's expenses in cases where it is not paid directly out of such fund’s assets, or if it is derived, in whole or in part, from the advisory fee deducted from fund assets. Owners, through their indirect investment in the underlying mutual funds, bear the costs of these advisory fees.
Other Conflicts of Interest
The underlying mutual funds are available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the separate account and other separate accounts of the Company. Although we do not anticipate any disadvantages to these arrangements, it is possible that a material conflict may arise between the interests of the separate account and one or more of the other separate accounts participating in the underlying mutual funds. A conflict may occur, for example, as a result of a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the owners and payees and those of other insurance companies, or some other reason. In the event of a conflict of interest, we will take steps necessary to protect owners and payees, including withdrawing the Separate Account from participation in the underlying mutual funds involved in the conflict or substituting shares of other funds.
Mutual Fund Diversification
The United States Treasury Department has adopted regulations under Section 817(h) of the Internal Revenue Code which establishes standards of diversification for the investments underlying mutual funds available under this Contract. Under this Internal Revenue Code Section, separate account investments must be adequately diversified in order for the increase in the value of non-qualified contracts to receive tax-deferred treatment. In order to be adequately diversified, the portfolio of each underlying mutual fund must, as of the end of each calendar quarter or within 30 days thereafter, have no more than 55% of its assets invested in any one investment, 70% in any two investments, 80% in any three investments and 90% in any four investments. Failure of an underlying mutual fund to meet the diversification requirements could result in tax liability to non-qualified contract holders.
The investment opportunities of the underlying mutual funds could conceivably be limited by adhering to the above diversification requirements. This would affect all owners, including owners of contracts for whom diversification is not a requirement for tax-deferred treatment.
State Regulation
The Company is subject to the laws of the State of Iowa governing insurance companies and to regulation by the Iowa Insurance Division. An annual statement in a prescribed form must be filed by March 1 in each year covering our operations for the preceding year and our financial condition on December 31 of the prior contract year. Our books and assets are subject to examination by the Commissioner of Insurance of the State of Iowa, or the Commissioner’s representatives, at all times. A full examination of our operations is conducted periodically by the National Association of Insurance Commissioners. Iowa law and regulations also prescribe permissible investments, but this does not involve supervision of the investment management or policy of the Company.
In addition, we are subject to the insurance laws and regulations of other states and jurisdictions where we are licensed to operate. Generally, the insurance departments of these states and jurisdictions apply the laws of the state of domicile in determining the field of permissible investments.

Independent Registered Public Accounting Firm
The financial statements of Principal Life Insurance Company Separate Account B and the consolidated financial statements of Principal Life Insurance Company are included in the SAI. Those statements have been audited by Ernst & Young LLP, independent registered public accounting firm, 801 Grand Avenue, Suite 3100, Des Moines, Iowa 50309, for the periods indicated in their reports which also appear in the SAI.

17. REGISTRATION STATEMENT AND SAI

This prospectus (Part A of the registration statement) omits some information contained in the Statement of Additional Information (the “SAI”) (Part B of the registration statement) and Part C of the registration statement, which the Company has filed with the SEC. The SAI is hereby incorporated by reference into this prospectus.
The SAI includes additional information about the Company and is available, without charge, upon request. To obtain a copy of the SAI free of charge, contact your financial professional or write or telephone:

Principal Securities, Inc.
a company of
the Principal Financial Group
Des Moines, IA 50392-2080
Telephone: 1-800-852-4450

You also may obtain a free copy of the SAI by writing to Principal® Lifetime Income Solutions II Variable Annuity, Principal Financial Group, P.O. Box 9382, Des Moines, Iowa 50306-9382. The SAI and other information also are available on the Company’s website (www.principal.com) or by email request (annuityinternet@principal.com). You can also visit the SEC’s website at www.sec.gov, which contains the SAI and other reports. Lastly, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

The name of the Contract is Principal® Lifetime Income Solutions II Variable Annuity. The registration numbers for the Contract are 333-213890 and 811-02091.

APPENDIX A

INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

The following is a list of investment options available under the Contract. Depending on the GMWB Rider you choose with your Contract, you may not be able to invest in certain investment options. To obtain underlying mutual fund statutory and summary prospectuses, you can visit www.principal.com/LifeIncomeIIVAReport, call 1-800-852-4450, or send a request to annuityinternet@principal.com.
The expense and performance information below reflects fees and expenses of the underlying mutual funds but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each underlying mutual fund’s past performance is not necessarily an indication of future performance.

Type	Portfolio Advisor/Sub-advisor	Current Expenses (Net)	Average Annual Total Returns (as of 12/31/20)
			1 year	5 year	10 year
Asset Allocation	Principal VCF Diversified Balanced Account (1)(2) – Class 2 Principal Management Corporation	0.49%	12.63%	8.91%	7.79%
Asset Allocation	Principal VCF Diversified Balanced Managed Volatility Account (1)(2) – Class 2 Principal Management Corporation	0.57%	12.03%	8.50%
Asset Allocation	Principal VCF Diversified Balanced Volatility Control Account (1)(2) – Class 2 Principal Management Corporation	0.54%	8.82%
Asset Allocation	Principal VCF Diversified Growth Account (1)(2) – Class 2 Principal Management Corporation	0.51%	13.76%	10.21%	8.99%
Asset Allocation	Principal VCF Diversified Growth Managed Volatility Account (1)(2) – Class 2 Principal Management Corporation	0.60%	13.06%	9.70%
Asset Allocation	Principal VCF Diversified Growth Volatility Control Account (1)(2) – Class 2 Principal Management Corporation	0.54%	8.98%
Asset Allocation	Principal VCF Diversified Income Account (1)(2) – Class 2 Principal Management Corporation	0.47%	11.27%	7.52%
Money Market	Fidelity VIP Government Money Market Portfolio (2) – Service Class 2 Fidelity Management & Research Company	0.49%	0.24%	0.77%	0.39%
(1) This underlying mutual fund is a fund of funds. The fund of funds expenses may be higher than other fund types because the expenses of the selected fund include the expenses of the funds it holds.
(2) This underlying mutual fund pays 12b-1 fees to PSI.

Based on the GMWB rider you select(ed), your investment options will be limited as follows:
Target Income Protector
•Diversified Balanced Volatility Control Account;
•Diversified Growth Volatility Control Account;
•Diversified Income Account; and
•Fidelity VIP Government Money Market Portfolio.
Flexible Income Protector
•Diversified Balanced Account;
•Diversified Balanced Managed Volatility Account;
•Diversified Growth Account;
•Diversified Growth Managed Volatility Account;
•Diversified Income Account; and
•Fidelity VIP Government Money Market Portfolio.
Flexible Income Protector Plus
•Diversified Balanced Account;
•Diversified Balanced Managed Volatility Account;
•Diversified Growth Account;
•Diversified Growth Managed Volatility Account;
•Diversified Income Account; and
•Fidelity VIP Government Money Market Portfolio.

APPENDIX B1 – PRINCIPAL® VARIABLE ANNUITY EXCHANGE OFFER

Principal® Variable Annuity Exchange Offer (“exchange offer”)
Original owners of an eligible Principal® Variable Annuity (Flexible Variable Annuity) contract (“old contract”) may elect to exchange their old contract for a new Principal® Lifetime Income Solutions II Variable Annuity contract ("new contract") subject to the exchange offer terms and conditions. To determine if it is in your best interest to participate in the exchange offer, we recommend that you consult with your tax advisor and financial professional before electing to participate in the exchange offer.
You are eligible to participate in the exchange offer when:
•Your old contract is not subject to any surrender charges; and
•The exchange offer is available in your state.
Exchange Offer Terms and Conditions
•You must qualify for and select either the Target Income Protector, Flexible Income Protector, or Flexible Income Protector Plus rider. To qualify, you (or the annuitant if the original owner is a non-natural person) must be between the ages of 45 and 80.
•You must receive a current prospectus for the new contract.
•You must complete all required exchange offer forms.
•If we approve your application to participate in the exchange offer, you are directing that all of your investment options under your old contract be terminated. The resulting amount will be transferred to your new contract and allocated as you direct. The Target Income Protector, Flexible Income Protector, and Flexible Income Protector Plus riders result in restrictions of your Contract investment options (review this prospectus in its entirety for full details).
•The amount being exchanged to the new contract cannot be allocated to the DCA Plus accounts.
•Any new premium payments (excluding the amount transferred under this exchange offer) you make to the new contract are subject to surrender charges.
•At Contract issue, the GMWB death benefit under your new contract will be the greater of the death benefit under your old contract on the exchange date or the GMWB death benefit under the new contract.
•We reserve the right to require you to return your old contract to us. Upon issuing you a new contract, your old contract will terminate.
•The exchange offer is not available for partial exchanges.
•Only one old contract can be exchanged for one new contract.
Exchange Offer Duration
Currently, there is no closing date for the exchange offer. We reserve the right, however, to modify or terminate the exchange offer upon reasonable written notice to you.
IMPORTANT CONSIDERATIONS
An exchange may or may not be in your best interest.
The features and benefits, investment options, and charges and deductions of the new contract differ from those of your old contract. For your convenience, we have provided the following chart with a side-by-side summary comparison of the features and costs of your old contract and the new contract available under the exchange offer.
There may be additional differences important for you to consider prior to making an exchange. You should carefully review this prospectus and compare it to the old contract prospectus before deciding to make an exchange. To obtain a prospectus, please contact us at 1-800-852-4450.

Appendix B1 – Principal Variable Annuity     70
Exchange Offer

Summary Comparison* of Principal® Variable Annuity and
Principal® Lifetime Income Solutions II Variable Annuity with GMWB Rider
You must select either the Target Income Protector, Flexible Income Protector, or Flexible Income Protector Plus rider.

A. Features	Principal® Variable Annuity	Principal® Lifetime Income Solutions II Variable Annuity
GMWB Rider(s)	Not available	Target Income Protector Flexible Income Protector Flexible Income Protector Plus
GMWB investment options Target Income Protector -OR- Flexible Income Protector -OR- Flexible Income Protector Plus	Not applicable Not applicable Not applicable
Diversified Balanced Volatility Control Account
Diversified Growth Volatility Control Account
Diversified Income Account
Fidelity VIP Government Money Market Portfolio

Diversified Balanced Account
Diversified Balanced Managed Volatility Account
Diversified Growth Account
Diversified Growth Managed Volatility Account
Diversified Income Account
Fidelity VIP Government Money Market Portfolio

Diversified Balanced Account
Diversified Balanced Managed Volatility Account
Diversified Growth Account
Diversified Growth Managed Volatility Account
Diversified Income Account
Fidelity VIP Government Money Market Portfolio

Fixed Rate Options (including 2 dollar-cost averaging options)	1 year - Fixed Account 6 month - DCA Plus account 12 month - DCA Plus account	6 month - DCA Plus account** 12 month - DCA Plus account**
Automatic Portfolio Rebalancing	Quarterly, Semi-Annually, Annually	Calendar Quarterly (required with GMWB riders)
No. of Free Division Transfers/ contract year	12	1
*    Does not reflect state variations.
**    Only available for new premium payments. The DCA Plus Accounts are not available for the amount being exchanged.

Appendix B1 – Principal Variable Annuity     71
Exchange Offer

B. Annuitization	Principal® Variable Annuity	Principal® Lifetime Income Solutions II Variable Annuity
Annuity Benefit Payments First Available	Any time	Any time on/after the first Contract anniversary
Annuity Benefit Payments	Fixed annuity benefit payments	Same
Annuity Mortality Table	1983a Annuity Mortality Table	2012 Individual Annuity Mortality Period Life Table Mortality Table
Annuity Benefit Payment Options	Fixed period; life income; life income with fixed period; custom options	Life income; life income with guaranteed period; custom options

C. Death Benefit	Principal® Variable Annuity	Principal® Lifetime Income Solutions II Variable Annuity
Death Benefit
An amount equal to the greatest of
(i) total premium payments less surrenders, or
(ii) Contract value, or
(iii) 7 year Step-Up

For partial surrenders from old contracts prior to November 23, 2003, the death benefit is reduced by the amount of each withdrawal.

For partial surrenders from old contracts issued on or after November 23, 2003, the death benefit is reduced proportionately for each withdrawal.

An amount equal to the greatest of
(i) total premium payments less surrenders, or
(ii) Contract value, or
(iii) 7 year Step-Up

For partial surrenders, withdrawals that are not For Life excess withdrawals will reduce the GMWB Death Benefit by the amount of withdrawal. Any For Life excess withdrawal amounts reduce the GMWB Death Benefit proportionately.

See the Death Benefit section in this appendix for more details.

Optional Enhanced Death Benefit Rider	Available	Not available
Payable	1st owner or annuitant to die	1st owner to die

Appendix B1 – Principal Variable Annuity     72
Exchange Offer

D. Fees and Charges	Principal® Variable Annuity	Principal® Lifetime Income Solutions II Variable Annuity
Annual Fee (waived for Contracts with accumulated value of $30,000 or more)	Lesser of $30 or 2% of Contract accumulated value	Same
Mortality and Expense Risks Charge*	Maximum: 1.25% Current: 1.25%	Maximum: 1.50% Current: 1.25%
Administration Charge* (on an annual basis)	Maximum: 0.15% Current: 0.05%	Maximum: 0.50% Current: 0.15%
Available Underlying Mutual Fund Expenses**	Maximum Annual: 1.98% Minimum Annual: 0.24%	Maximum Annual: 0.60% Minimum Annual: 0.47%
Target Income Protector Rider Charge - Taken as % of average quarterly For Life withdrawal benefit base.

-OR-

Flexible Income Protector Rider Charge - Taken as % of average quarterly For Life withdrawal benefit base.

-OR-

Flexible Income Protector Plus Rider Charge - Taken as % of average quarterly For Life withdrawal benefit base.
Not available Not available Not available	Maximum Annual: 2.00%

Current Annual: See the applicable GMWB Charges and Percentages Supplement***

Maximum Annual: 2.00%

Current Annual: Current Annual: See the applicable GMWB Charges and Percentages Supplement***

Maximum Annual: 2.00%

Current Annual: Current Annual: See the applicable GMWB Charges and Percentages Supplement***
*    Charges taken daily as a percentage of the average daily Separate Account division value.
**    For the new contract, only maximum and minimum charges for the GMWB investment options are reflected.
***    The For Life withdrawal benefit payment percentages and GMWB Bonus percentages (collectively, "GMWB Percentages") that apply to your Contract are determined as described in the applicable GMWB Charges and Percentages Supplement. This prospectus and the current GMWB Charges and Percentages Supplement, is available at www.principal.com/LifeIncomeIIVAReport.
Appendix B1 – Principal Variable Annuity     73
Exchange Offer

E. Transaction Charges	Principal® Variable Annuity	Principal® Lifetime Income Solutions II Variable Annuity
Surrender Charge Period and % of amount surrendered (applies only to new premium payments)	7 years (6,6,6,5,4,3,2) 9 years (8,8,8,8,7,6,5,4,3) if you elected the Purchase Payment Credit Rider	7 years (6,6,6,5,4,3,2) Premium Payment Credit Rider not available
Unscheduled Partial Surrender	Maximum: lesser of $25 or 2% of each unscheduled partial surrender after the 1st in a contract year. Current: $0/0%	Maximum: lesser of $25 or 2% of each unscheduled partial surrender after the 12th in a contract year. Current $0/0%
Unscheduled Transfers	Maximum: lesser of $30 or 2% of each unscheduled transfer after the 12th in a contract year. Current: $0/0%	Maximum: lesser of $25 or 2% of each unscheduled transfer after the 1st in a contract year. Current: $0/0%

Charges and Expenses
The new contract and your old contract have different annual expenses, different transaction charges, and different investment options that may result in different underlying mutual fund expenses.
Surrender Charges
Under the exchange offer, surrender charges will not apply on any amounts transferred from the old contract to the new contract. Surrender charges under the new contract will only apply to new contract premium payments.
Death Benefit
The death benefit in the new contract will be calculated as specified in the prospectus for the new contract. At the time of the exchange, the death benefit from the old contract will be transferred to the new contract and will be adjusted for new premium payments made and withdrawals taken under the new contract.
Upon your death, we will pay the greater of the new contract death benefit or the old contract death benefit adjusted as described above.
GMWB Rider
The new contract offers GMWB riders (Target Income Protector, Flexible Income Protector, or Flexible Income Protector Plus) not available under the old contract. A GMWB rider allows you to take certain guaranteed annual withdrawals, regardless of your Contract accumulated value.
Your Contract can only have one GMWB rider. You must qualify for the Target Income Protector, Flexible Income Protector, or Flexible Income Protector Plus rider when you purchase the new contract.
The Target Income Protector, Flexible Income Protector, or Flexible Income Protector Plus rider may not be terminated for 5 contract years following the rider effective date.
Appendix B1 – Principal Variable Annuity     74
Exchange Offer

A GMWB rider results in restriction of your Contract investment options to more limited GMWB investment options (additional information is included in the new contract prospectus). The GMWB investment options reflect a balanced investment objective that is intended to support the rider guarantees. If your investment objective is aggressive growth, the rider investment restrictions may not support your investment objective.
Target Income Protector
The Target Income Protector rider offers an annual Step-Up feature. The GMWB Step-Up can increase your rider For Life withdrawal benefit payments if your Contract accumulated value increases. The Contract accumulated value increases whenever additional premium payments are added or the division values rise with market growth.
The Target Income Protector rider also offers a GMWB Bonus. This rider includes an annual bonus for not taking withdrawals for a specific number of years immediately following the purchase of a Contract. The GMWB Bonus amount will provide an increase to your rider For Life withdrawal benefit payments. The GMWB Bonus does not increase your Contract accumulated value.
The Target Income Protector rider provides your beneficiary(ies) with the GMWB Death Benefit.
Flexible Income Protector
The Flexible Income Protector rider offers an annual Step-Up feature. The GMWB Step-Up can increase your rider For Life withdrawal benefit payments if your Contract accumulated value increases. The Contract accumulated value increases whenever additional premium payments are made or the division values rise with market growth.
The Flexible Income Protector rider provides your beneficiary(ies) with the GMWB Death Benefit.
Flexible Income Protector Plus
The Flexible Income Protector Plus rider offers an annual Step-Up feature. The GMWB Step-Up can increase your rider For Life withdrawal benefit payments if your Contract accumulated value increases. The Contract accumulated value increases whenever additional premium payments are added or the division values rise with market growth.
The Flexible Income Protector Plus rider also offers a GMWB Bonus. This rider includes an annual bonus for not taking withdrawals for a specific number of years immediately following the purchase of a Contract. The GMWB Bonus amount will provide an increase to your rider For Life withdrawal benefit payments. The GMWB Bonus does not increase your Contract accumulated value.
The Flexible Income Protector Plus rider provides your beneficiary(ies) with the GMWB Death Benefit.
It is important that you review the new contract prospectus in its entirety for additional information regarding the Target Income Protectors, Flexible Income Protector, and Flexible Income Protector Plus riders and whether a GMWB rider is appropriate for your needs.
Tax Matters
Although we believe that an exchange as described in this appendix will not be a taxable event for Federal tax purposes, we recommend that you consult your tax advisor before electing to participate in the exchange offer.
There may be differences between your old contract, as amended by tax-qualified retirement plan endorsements, and the new contract, as amended by similar qualified plan endorsements. If you are using the old contract in connection with a tax-qualified retirement plan, you should consult a tax advisor before electing to participate in the exchange offer. See 13. TAXES section of this prospectus.
Appendix B1 – Principal Variable Annuity     75
Exchange Offer

APPENDIX B2 – INVESTMENT PLUS VARIABLE ANNUITY GMWB EXCHANGE OFFER
IPVA GMWB Exchange Offer ("GMWB Exchange Offer")
Original owners of an eligible Principal® Investment Plus Variable Annuity contract (“old contract”) may elect to exchange their old contract for a new Principal® Lifetime Income Solutions II Variable Annuity contract ("new contract") subject to the GMWB Exchange Offer terms and conditions below. To determine if it is in your best interest to participate in the GMWB Exchange Offer, we recommend that you consult with your tax advisor and financial professional before electing to participate in the GMWB Exchange Offer. Please contact your registered representative or call us at 1-800-852-4450 if you have any questions.
You are eligible to participate in the GMWB Exchange Offer when:
•The old contract doesn't have a Guaranteed Minimum Withdrawal Benefit ("GMWB") rider or the old contract has a GMWB 1 rider (Investment Protector Plus); and
•Your old contract is not subject to any surrender charges; and
•The GMWB Exchange Offer is available in your state.
GMWB Exchange Offer Terms and Conditions
•You must qualify for and elect either the Target Income Protector, Flexible Income Protector, or Flexible Income Protector Plus rider (currently being marketed by us). To qualify, you (or the annuitant if the original owner is a non-natural person) must be between the ages of 45 and 80.
•You must receive a current prospectus for the new contract.
•You must complete all required GMWB Exchange Offer forms.
•If we approve your application to participate in the GMWB Exchange Offer, you are directing that all of your investment options under your old contract be terminated. The resulting amount will be transferred to your new contract and allocated as you direct. The Target Income Protector, Flexible Income Protector, or Flexible Income Protector Plus rider results in restriction of your Contract investment options to more limited GMWB investment options (review the new contract prospectus in its entirety for full details).
•Any new premium payments (excluding the amount transferred under this GMWB Exchange Offer) you make to the new contract are subject to surrender charges.
•The amount being exchanged to the new contract cannot be allocated to the DCA Plus accounts. However, new premium payments may be allocated to the DCA Plus accounts.
•At Contract issue, the GMWB death benefit under your new contract will be the greater of the death benefit under your old contract on the exchange date or the GMWB death benefit under the new contract.
•Upon issuing you a new contract, your old contract will terminate.
•The GMWB Exchange Offer is not available for partial exchanges.
•Only one old contract can be exchanged for one new contract.
GMWB Exchange Offer Duration
Currently, there is no closing date for the GMWB Exchange Offer. We reserve the right, however, to modify or terminate the GMWB Exchange Offer upon reasonable written notice to you.
IMPORTANT CONSIDERATIONS
An exchange may or may not be in your best interest.

If you currently have the GMWB 1 rider with your old contract, this GMWB Exchange Offer may be appropriate if you:
•Want to benefit from potential annual increases to your rider values instead of every 5 years with the GMWB 1 rider.
•Want the ability to elect the Joint Life benefit instead of only Single Life with the GMWB 1 rider.
•Want to protect against the risk that your Contract accumulated value could fall below your investment due to market decline.

Appendix B2 – Investment Plus Variable Annuity     76
GMWB Exchange Offer

If you currently do not have a GMWB rider with your old contract, this GMWB Exchange Offer may be appropriate if you:
•Do not intend to take withdrawals in the near future.
•Want to benefit from potential annual increases in your rider values that match the growth of your Contract accumulated value.
•Want to protect against the risk of you or your spouse outliving your income.
•Want to protect against the risk that your Contract accumulated value could fall below your investment due to market decline.
The features and benefits, investment options, and charges and deductions of the new contract may differ from those of your old contract. For your convenience, we have provided the following chart with a side-by-side summary comparison of the features and costs of your old contract and the new contract available under the GMWB Exchange Offer.
There may be additional differences important for you to consider prior to making an exchange. You should carefully review the new contract prospectus and compare it to the old contract prospectus before deciding to make an exchange. To obtain a prospectus, please contact us at 1-800-852-4450.

Appendix B2 – Investment Plus Variable Annuity     77
GMWB Exchange Offer

Summary Comparison* of Old Contract and New Contract
To participate in the GMWB Exchange Offer you must elect either the Target Income Protector, Flexible Income Protector, or Flexible Income Protector Plus rider.

A. GMWB Rider Features	Old Investment Plus Variable Annuity	New Principal® Lifetime Income Solutions II Variable Annuity
GMWB Rider(s) (applicable to this offer)	GMWB 1 (when applicable)	Target Income Protector Flexible Income Protector Flexible Income Protector Plus
Guaranteed Minimum Withdrawal Benefits	• Investment Back • For Life (“Single Life”)
Target Income Protector:
• For Life (“Single Life” or
   “Joint Life”)

Flexible Income Protector:
• For Life (“Single Life” or
   “Joint Life”)

Flexible Income Protector Plus:
• For Life (“Single Life” or
   “Joint Life”)

Annual Withdrawal Limits	• Investment Back - 7.00% of the the Investment Back withdrawal benefit base • For Life - 5.00% of the For Life withdrawal benefit base
Target Income Protector, Flexible Income Protector, and Flexible Income Protector Plus:
•    “Single Life” — tiered percentages based on age at first withdrawal, calculated as a percentage of the For Life withdrawal benefit base
•    “Joint Life” — tiered percentages based on age at first withdrawal, calculated as a percentage of the For Life withdrawal benefit base

NOTE: Refer to 10. BENEFITS AVAILABLE UNDER THE CONTRACT or the applicable GMWB Charges and Percentages Supplement.

*Does not reflect state variations.
Appendix B2 – Investment Plus Variable Annuity     78
GMWB Exchange Offer

A. GMWB Rider Features	Old Investment Plus Variable Annuity	New Principal® Lifetime Income Solutions II Variable Annuity
GMWB investment options
Restricted investment options depending on when old contract was purchased and customer’s actions:
• GMWB Self-Build Models
• GMWB Select Models
• Principal Lifetime 2010 Account
• Principal Lifetime 2020 Account
• Principal Lifetime Strategic
   Income account
• Strategic Asset Management
   Balanced Portfolio
• Strategic Asset Management
    Conservative Balanced
    Portfolio
• Strategic Asset Management
    Flexible Income Portfolio
• Diversified Balanced Account
• Diversified Growth Account
• Diversified Income Account

NOTE: If GMWB was not elected, there are no investment restrictions.

Target Income Protector:
• Diversified Income Account
• Diversified Balanced
Volatility Control Account
• Diversified Growth
Volatility Control Account
• Fidelity VIP Government Money Market Portfolio

Flexible Income Protector:
• Diversified Balanced Account
• Diversified Growth Account
• Diversified Income Account
• Diversified Balanced Managed
   Volatility Account
• Diversified Growth Managed
   Volatility Account
• Fidelity VIP Government Money Market Portfolio

Flexible Income Protector Plus:
• Diversified Balanced Account
• Diversified Growth Account
• Diversified Income Account
• Diversified Balanced Managed
   Volatility Account
• Diversified Growth Managed
   Volatility Account
• Fidelity VIP Government Money Market Portfolio

Fixed Rate Options (including 2 dollar-cost averaging options)	1 year - Fixed Account 6 month - DCA Plus account* 12 month - DCA Plus account*	6 month - DCA Plus account* 12 month - DCA Plus account*
GMWB Bonus
If no withdrawals are taken, a GMWB Bonus is applied to the benefit bases each year on the Contract anniversary as shown below:
• Years 1-5 - 5.00% of
    premium payments
• Years 6+ - 0.00% of
    premium payments

Target Income Protector:
See the applicable GMWB Charges and Percentages Supplement**

Flexible Income Protector:
GMWB Bonus does not apply for this rider.

Flexible Income Protector Plus:
See the applicable GMWB Charges and Percentages Supplement**

* Only available for new premium payments. The DCA Plus Accounts are not available for the amount being exchanged.
** The For Life withdrawal benefit payment percentages and GMWB Bonus percentages (collectively, "GMWB Percentages") that apply to your Contract are determined as described in the applicable GMWB Charges and Percentages Supplement. This prospectus and the current GMWB Charges and Percentages Supplement, is available at www.principal.com/LifeIncomeIIVAReport.

Appendix B2 – Investment Plus Variable Annuity     79
GMWB Exchange Offer

A. GMWB Rider Features	Old Investment Plus Variable Annuity	New Principal® Lifetime Income Solutions II Variable Annuity
GMWB Step-Up
• Optional GMWB Step-Up
    that you may elect beginning
    with the 5th Contract
    anniversary. Once you have
    elected a GMWB Step-Up,
    you must wait at least 5
    5 contract years to elect
    another GMWB Step-Up.
• Rider effective dates on or
    after June 15, 2008: the
    remaining withdrawal benefit
    bases are not eligible for
    Step-Ups after the
    Investment Back remaining
    withdrawal benefit base
    reduces to zero, even if
    additional premium payments
    are made.
		• Automatic annual GMWB Step-Up available until the later of (a) the Contract anniversary prior to age 80 or (b) 10 years after the rider effective date.
Automatic Portfolio Rebalancing	Calendar Quarterly (required with GMWB 1 rider)	Calendar Quarterly (required with in force GMWB rider)
No. of Free Division Transfers/contract year	1	1

B. Annuitization	Old Investment Plus Variable Annuity	New Principal® Lifetime Income Solutions II Variable Annuity
Annuity Benefit Payments First Available	Any time on/after the first Contract anniversary	Same
Annuity Benefit Payments	Fixed annuity benefit payments	Same
Annuity Mortality Table	Annuity 2000 Mortality Table	2012 Individual Annuity Mortality Period Life Table Mortality Table
Annuity Benefit Payment Options	Fixed period; life income; life income with fixed period; custom options	Life income; life income with guaranteed period; custom options

Appendix B2 – Investment Plus Variable Annuity     80
GMWB Exchange Offer

C. Death Benefit	Old Investment Plus Variable Annuity	New Principal® Lifetime Income Solutions II Variable Annuity
Death Benefit
An amount equal to the greatest of
(i) total premium payments less surrenders, or
(ii) Contract value, or
(iii) 7 year Step-Up
For partial surrenders, the death benefit is reduced proportionately for each withdrawal.
See the Death Benefit section in this appendix for more details.

An amount equal to the greatest of
(i) total premium payments less surrenders, or
(ii) Contract value, or
(iii) 7 year Step-Up
For partial surrenders, withdrawals that are not For Life excess withdrawals will reduce the GMWB Death Benefit by the amount of withdrawal. Any For Life excess withdrawal amounts reduce the GMWB Death Benefit proportionately.
See the Death Benefit section in this appendix for more details.

Optional Enhanced Death Benefit Rider	Available	Not available
Payable	1st owner to die	Same

Appendix B2 – Investment Plus Variable Annuity     81
GMWB Exchange Offer

D. Fees and Charges	Old Investment Plus Variable Annuity	New Principal® Lifetime Income Solutions II Variable Annuity
Annual Fee (waived for Contracts with accumulated value of $30,000 or more)	Lesser of $30 or 2% of Contract accumulated value	Same
Mortality and Expense Risks Charge*	Maximum: 1.50% Current: 1.25%	Maximum: 1.50% Current: 1.25%
Administration Charge* (on an annual basis)	Maximum: 0.15% Current: 0.15%	Maximum: 0.50% Current: 0.15%
Available Underlying Mutual Fund Expenses**	Maximum Annual: 1.98% Minimum Annual: 0.24%	Maximum Annual: 0.60% Minimum Annual: 0.47%
GMWB 1 Rider Charge – Taken as % of average quarterly Investment Back remaining withdrawal benefit base.	Maximum Annual: 0.85%
Current Annual: 0.80%
	A 0.60% annual charge is assessed if the rider application was signed before February 16, 2009 and no GMWB Step-Up has occurred. A 0.80% annual charge is assessed if the rider application was signed before February 16, 2009 and a GMWB Step-Up has occurred. If the rider application was signed after February 16, 2009, the annual fee is 0.80%.	Not applicable
Target Income Protector Rider Charge – Taken as % of average quarterly For Life withdrawal benefit base.
-OR-
Flexible Income Protector Rider Charge – Taken as % of average quarterly For Life withdrawal benefit base.
-OR-
Flexible Income Protector Plus Rider Charge – Taken as % of average quarterly For Life withdrawal benefit base.
Not applicable Not applicable Not applicable	Maximum Annual: 2.00%
Current Annual: See the applicable GMWB Charges and Percentages Supplement***

Maximum Annual: 2.00%
Current Annual: See the applicable GMWB Charges and Percentages Supplement***

Maximum Annual: 2.00%
Current Annual: See the applicable GMWB Charges and Percentages Supplement***

*    Charges taken daily as a percentage of the average daily Separate Account division value.
**    For the new contract, only maximum and minimum charges for the GMWB investment options are reflected.
***     The For Life withdrawal benefit payment percentages and GMWB Bonus percentages (collectively, "GMWB Percentages") that apply to your Contract are determined as described in the applicable GMWB Charges and Percentages Supplement. This prospectus and the current GMWB Charges and Percentages Supplement, is available at www.principal.com/LifeIncomeIIVAReport.
Appendix B2 – Investment Plus Variable Annuity     82
GMWB Exchange Offer

E. Transaction Charges	Old Investment Plus Variable Annuity	New Principal® Lifetime Income Solutions II Variable Annuity
Surrender Charge Period and % of amount surrendered (applies only to new premium payments)	7 years (6,6,6,5,4,3,2) 9 years (8,8,7,6,5,4,3,2,1) if you elected the Premium Payment Credit Rider	7 years (6,6,6,5,4,3,2) Premium Payment Credit Rider not available
Unscheduled Partial Surrender	Maximum: lesser of $25 or 2% of each unscheduled partial surrender after the 12th in a contract year. Current $0/0%	Same
Unscheduled Transfers	Maximum: lesser of $25 or 2% of each unscheduled transfer after the 1st in a contract year. Current: $0/0%	Same

Charges and Expenses
The new contract and your old contract have different annual expenses, different transaction charges, and different investment options that may result in different underlying mutual fund expenses.
Surrender Charges
Under the GMWB Exchange Offer, surrender charges will not apply on any amounts transferred from the old contract to the new contract. Surrender charges under the new contract will only apply to new contract premium payments.
GMWB Death Benefit
The GMWB death benefit in the new contract will be calculated as specified in the prospectus for the new contract. At the time of the exchange, the death benefit from the old contract will be transferred to the new contract and will be adjusted for new premium payments made and withdrawals taken under the new contract.
Upon your death, we will pay the greater of the new contract GMWB death benefit (standard death benefit if GMWB rider is not in force) or the old contract death benefit adjusted as described above.
GMWB Rider
The new contract offers GMWB riders (Target Income Protector, Flexible Income Protector, or Flexible Income Protector Plus) that were not available when you purchased your old contract. A GMWB rider allows you to take certain guaranteed annual withdrawals, regardless of your Contract accumulated value.
Your Contract can only have one GMWB rider. You must qualify for and select either the Target Income Protector, Flexible Income Protector, or Flexible Income Protector Plus rider when you purchase the new contract.
Once elected, the Target Income Protector, Flexible Income Protector, or Flexible Income Protector Plus rider may not be terminated for 5 contract years following the rider effective date.
Appendix B2 – Investment Plus Variable Annuity     83
GMWB Exchange Offer

Election of a GMWB rider results in restriction of your Contract investment options to the more limited GMWB investment options (additional information is included in the new contract prospectus). The GMWB investment options reflect a balanced investment objective that is intended to support the rider guarantees. If your investment objective is aggressive growth, the rider investment restrictions may not support your investment objective.
Target Income Protector
The Target Income Protector rider offers an annual Step-Up feature. The GMWB Step-Up can increase your rider For Life withdrawal benefit payments if your Contract accumulated value increases. The Contract accumulated value increases whenever additional premium payments are added or the division values rise with market growth.
The Target Income Protector rider also offers a GMWB Bonus. This rider includes an annual bonus for not taking withdrawals for a specific number of years immediately following the purchase of a Contract. The GMWB Bonus amount will provide an increase to your rider For Life withdrawal benefit payments. The GMWB Bonus does not increase your Contract accumulated value.
The Target Income Protector rider provides your beneficiary(ies) with the GMWB Death Benefit.
Flexible Income Protector
The Flexible Income Protector rider offers an annual Step-Up feature. The GMWB Step-Up can increase your rider For Life withdrawal benefit payments if your Contract accumulated value increases. The Contract accumulated value increases whenever additional premium payments are made or the division values rise with market growth.
The Flexible Income Protector rider provides your beneficiary(ies) with the GMWB Death Benefit.
Flexible Income Protector Plus
The Flexible Income Protector Plus rider offers an annual Step-Up feature. The GMWB Step-Up can increase your rider For Life withdrawal benefit payments if your Contract accumulated value increases. The Contract accumulated value increases whenever additional premium payments are added or the division values rise with market growth.
The Flexible Income Protector Plus rider also offers a GMWB Bonus. This rider includes an annual bonus for not taking withdrawals for a specific number of years immediately following the purchase of a Contract. The GMWB Bonus amount will provide an increase to your rider For Life withdrawal benefit payments. The GMWB Bonus does not increase your Contract accumulated value.
The Flexible Income Protector Plus rider provides your beneficiary(ies) with the GMWB Death Benefit.
It is important that you review the new contract prospectus in its entirety for additional information regarding the Target Income Protector, Flexible Income Protector, and Flexible Income Protector Plus riders and whether a GMWB rider is appropriate for your needs.
Tax Matters
Although we believe that an exchange as described in this appendix will not be a taxable event for Federal tax purposes, we recommend that you consult your tax advisor before electing to participate in the GMWB Exchange Offer.
There may be differences between your old contract, as amended by tax-qualified retirement plan endorsements, and the new contract, as amended by similar qualified plan endorsements. If you are using the old contract in connection with a tax-qualified retirement plan, you should consult a tax advisor before electing to participate in the GMWB Exchange Offer. See 13. TAXES section of the new contract prospectus.
Appendix B2 – Investment Plus Variable Annuity     84
GMWB Exchange Offer

APPENDIX C – EXAMPLES OF GMWB RIDER WITH A BONUS
These examples have been provided to assist you in understanding the various features of a GMWB rider with a bonus and to demonstrate how premium payments received and withdrawals taken from the Contract affect the values and benefits under the rider. These examples are based on certain hypothetical assumptions and are for illustrative purposes only. These examples are not intended to serve as projections of future investment returns.
NOTE:    The owner’s actions determine the benefits received.
NOTE:    For the purpose of the following examples, a partial annuitization has the same effect as a partial surrender and both are referred to as a withdrawal in the following examples.
Examples Without Excess Withdrawals
Examples 1-5 assume the following:
•the owner is age 62 and the owner’s spouse is age 60 on the rider effective date.
•initial premium payment = $100,000.
•The For Life withdrawal benefit base prior to withdrawal = $100,000.
•“Single Life” For Life (3.80%) For Life withdrawal benefit payment = $3,800, if withdrawals start prior to the owner attaining age 65.
•“Joint Life” For Life (3.30%) For Life withdrawal benefit payment = $3,300, if withdrawals start prior to the spouse attaining age 65.
Example 1
In contract year one, no withdrawals are taken and no For Life withdrawal benefit payment election has been designated. Because the owner has not made a For Life withdrawal benefit payment election, we automatically calculate the For Life withdrawal benefit payment as “Single Life”.
On the first Contract anniversary:
•a 7% GMWB bonus is credited to the For Life withdrawal benefit base. The credit is $100,000 x 0.07 = $7,000.
•there is no GMWB Step-Up because the For Life withdrawal benefit base after the bonus is credited is larger than the Contract’s accumulated value.
•the new For Life withdrawal benefit base is $100,000 + $7,000 = $107,000.
•the new “Single Life” For Life withdrawal benefit payment is $107,000 x 0.0380 = $4,066.00.
Example 2
In contract year one:
•no withdrawals are taken and no For Life withdrawal benefit payment election has been designated. Because the owner has not made a For Life withdrawal benefit payment election, we automatically calculate the For Life withdrawal benefit payment as “Single Life”.
•the owner makes a premium payment of $50,000.
On the first Contract anniversary:
•a 7% GMWB bonus is credited to the For Life withdrawal benefit base. The credit is ($100,000 + $50,000) x 0.07 = $10,500.
•there is no GMWB Step-Up because the For Life withdrawal benefit base after the bonus is credited is larger than the Contract’s accumulated value.
•the new For Life withdrawal benefit base is $100,000 + $50,000 + $10,500 = $160,500.
•the new “Single For Life” For Life withdrawal benefit payment is $160,500 x 0.0380 = $6,099.00.
Appendix C – Examples of GMWB Rider with a Bonus    85

Example 3
In contract year one, the owner elects the “Joint Life” For Life withdrawal benefit payment and takes a withdrawal of $3,300. The “Joint Life” For Life withdrawal benefit payment percentage is locked-in at 3.30%.
On the first Contract anniversary:
•Since a withdrawal was taken in contract year one, no GMWB bonus is credited.
•there is no GMWB Step-Up because the For Life withdrawal benefit base is larger than the Contract’s accumulated value.
•the For Life withdrawal benefit base remains the same ($100,000).
•the “Joint Life” For Life withdrawal benefit payment for the next contract year remains the same ($100,000 x .0330 = $3,300).
Example 4
In contract year one, no withdrawals are taken and no For Life withdrawal benefit payment election has been designated. Because the owner has not made a For Life withdrawal benefit payment election, we automatically calculate For Life withdrawal benefit payment as “Single Life”.
On the first Contract anniversary:
•a 7% GMWB bonus is credited to the For Life withdrawal benefit bases. The credit is $100,000 x 0.07 = $7,000.
•there is no GMWB Step-Up because the For Life withdrawal benefit base after the bonus is credited is larger than the Contract’s accumulated value.
•the new For Life withdrawal benefit base is $100,000 + $7,000 = $107,000.
•the new “Single Life” For Life withdrawal benefit payment is $107,000 x .0380 = $4,066.00.
In contract year two, the owner elects the “Joint Life” For Life withdrawal benefit payment and takes a withdrawal of $3,531. The “Joint Life” For Life withdrawal benefit payment percentage is locked-in at 3.30%.
On the second Contract anniversary:
•Since a withdrawal was taken in contract year two, no GMWB bonus is credited.
•there is no GMWB Step-Up because the For Life withdrawal benefit base is larger than the Contract’s accumulated value.
•the For Life withdrawal benefit base remains the same ($107,000).
•the “Joint Life” For Life withdrawal benefit payment for the next contract year is $107,000 x .0330 = $3,531.00.
In contract year three, no withdrawals are taken. The “Joint Life” For Life withdrawal benefit payment percentage remains locked-in at 3.30%.
On the third Contract anniversary:
•Since a withdrawal was taken in contract year two, no GMWB bonus is credited.
•there is no GMWB Step-Up because the For Life withdrawal benefit base is larger than the Contract’s accumulated value.
•the For Life withdrawal benefit base remains the same ($107,000).
•The “Joint Life” For Life withdrawal benefit payment for the next contract year remains the same ($107,000 x .0330 = $3,531.00)
Example 5
The owner elects the “Single Life” For Life withdrawal benefit payment, and in each of the first two contract years, takes a withdrawal of $3,800. Assume there is no GMWB Step-Up on the first Contract anniversary. On the 2nd Contract anniversary, the owner will receive GMWB Step-Up if the Contract’s accumulated value is greater than the applicable For Life withdrawal benefit base.
Appendix C – Examples of GMWB Rider with a Bonus    86

If the accumulated value on the second Contract anniversary is:	$95,000	$110,000
For Life (“Single Life”)
Prior to step-up
For Life Withdrawal Benefit Base	$100,000	$100,000
For Life Withdrawal Benefit Payment	$100,000 x 0.0380 = $3,800	$100,000 x 0.0380 = $3,800
After step-up
For Life Withdrawal Benefit Base	$100,000	$110,000
For Life Withdrawal Benefit Payment	$100,000 x 0.0380 = $3,800	$110,000 x 0.0380 = $4,180
Example 6 assumes the following:
•the owner is age 70 and the owner’s spouse is age 56 on the rider effective date.
•initial premium payment = $100,000.
•The For Life withdrawal benefit base prior to withdrawal = $100,000.
•“Single Life” For Life (4.80%) For Life withdrawal benefit payment = $4,800.
•“Joint Life” For Life (3.30%) For Life withdrawal benefit payment = $3,300, if withdrawals start prior to the owner’s spouse attaining age 65.
Example 6
In contract year one, no withdrawals are taken and no For Life withdrawal benefit payment election has been designated. Because the owner has not made a For Life withdrawal benefit payment election, we automatically calculate For Life withdrawal benefit payment as “Single Life”.
On the first Contract anniversary:
•a 7% GMWB bonus is credited to the For Life withdrawal benefit bases. The credit is $100,000 x 0.07 = $7,000.
•there is no GMWB Step-Up because the For Life withdrawal benefit base after the bonus is credited is larger than the Contract’s accumulated value.
•the new For Life withdrawal benefit base is $100,000 + $7,000 = $107,000.
•the new “Single Life” For Life withdrawal benefit payment is $107,000 x .0480 = $5,136.00.
In contract year two, the owner elects the “Joint Life” For Life withdrawal benefit payment and takes a withdrawal of $3,531.00. The “Joint Life” For Life withdrawal benefit payment percentage is locked-in at 3.30%.
On the second Contract anniversary:
•Since a withdrawal was taken in contract year two, no GMWB bonus is credited.
•there is no GMWB Step-Up because the For Life withdrawal benefit base is larger than the Contract’s accumulated value.
•the For Life withdrawal benefit base remains the same ($107,000).
•the “Joint Life” For Life withdrawal benefit payment for the next contract year is $107,000 x .0330 = $3,531.00.
In contract year three, no withdrawals are taken. The “Joint Life” For Life withdrawal benefit payment percentage remains locked-in at 3.30%.
On the third Contract anniversary:
•Since a withdrawal was taken in contract year two, no GMWB bonus is credited.
•there is no GMWB Step-Up because the For Life withdrawal benefit base is larger than the Contract’s accumulated value.
•the For Life withdrawal benefit base remains the same ($107,000).
•The “Joint Life” For Life withdrawal benefit payment for the next contract year remains the same ($107,000 x .0330 = $3,531.00)
Appendix C – Examples of GMWB Rider with a Bonus    87

Examples With Excess Withdrawals
Examples 7-8 assume the following:
•the owner is age 62 and elected “Single Life” For Life withdrawal benefit payments at the first withdrawal and therefore, locks-in the “Single Life” For Life withdrawal benefit payment percentage at 3.80%.
•the initial premium payment is $100,000
•the For Life withdrawal benefit base prior to withdrawal = $100,000
•“Single Life” For Life (3.80%) For Life withdrawal benefit payment = $3,800
•Withdrawal taken = $8,500
•excess amount under the For Life withdrawal option is $4,700
Example 7
In this example, assume the accumulated value prior to the withdrawal is $90,000.
For Life Withdrawal Benefit Base Calculation
On the Contract anniversary following the withdrawal, the For Life withdrawal benefit base is adjusted for any excess withdrawals.
For Life
The amount of the adjustment* is $5,452.44. The new For Life withdrawal benefit base is $100,000 - $5,452.44 = $94,547.56.
*The amount of the adjustment for the excess withdrawal is the greater of a or b where:
a = $4,700 (the amount of the excess withdrawal); and
b = $5,452.44 (the result of (1 divided by 2) multiplied by 3) where:
1 = the amount of the withdrawal greater than the “Single Life” For Life withdrawal benefit payment remaining prior to the withdrawal ($4,700);
2 = the accumulated value after the “Single Life” For Life withdrawal benefit payment is deducted but prior to the withdrawal of the excess amount ($90,000 - $3,800); and
3 = the For Life withdrawal benefit base prior to the adjustment for the excess amount ($100,000).
For Life Withdrawal Benefit Payment Calculation (for the next contract year)
The For Life withdrawal benefit payment is the new For Life withdrawal benefit base (calculated on the Contract anniversary) multiplied by the associated percentage. The “Single Life” For Life withdrawal benefit payment percentage is locked-in at 3.80%.
For Life
The new “Single Life” For Life withdrawal benefit payment is $94,547.56 x 0.0380 = $3,592.81.
Example 8
In this example, assume the accumulated value prior to the withdrawal is $115,000.
For Life Withdrawal Benefit Base Calculation
On the Contract anniversary following the withdrawal, the For Life withdrawal benefit base is adjusted for any excess withdrawals.
For Life
The amount of the adjustment* is $4,700 (the amount of the excess withdrawal). The new For Life withdrawal benefit base is $100,000 - $4,700 = $95,300.
*    The amount of the adjustment for excess withdrawal is the greater of a or b where:
a = $4,700 (the amount of the excess withdrawal); and
b = $4,226.62 (the result of (1 divided by 2) multiplied by 3) where:
1 = the amount of the withdrawal greater than the “Single Life” For Life withdrawal benefit payment available prior to the withdrawal ($4,700);
2 = the accumulated value after the “Single Life” For Life withdrawal benefit payment is deducted but prior to the withdrawal of the excess amount ($115,000 minus $3,800); and
3 = the For Life withdrawal benefit base prior to the adjustment for the excess amount ($100,000).
Appendix C – Examples of GMWB Rider with a Bonus    88

For Life Withdrawal Benefit Payment Calculation (for the next contract year)
The For Life withdrawal benefit payment is the new For Life withdrawal benefit base (calculated on the Contract anniversary) multiplied by the associated percentage. The “Single Life” For Life withdrawal benefit payment percentage is locked-in at 3.80%.
For Life
The new “Single Life” For Life withdrawal benefit payment is $95,300 x 0.0380 = $3,621.40.

Appendix C – Examples of GMWB Rider with a Bonus    89

APPENDIX D – EXAMPLES OF GMWB RIDER WITHOUT A BONUS
These examples have been provided to assist you in understanding the various features of a GMWB rider without a bonus and to demonstrate how premium payments received and withdrawals taken from the Contract affect the values and benefits under the rider. These examples are based on certain hypothetical assumptions and are for illustrative purposes only. These examples are not intended to serve as projections of future investment returns.
NOTE:    The owner’s actions determine the benefits received.
NOTE:    For the purpose of the following examples, a partial annuitization has the same effect as a partial surrender and both are referred to as a withdrawal in the following examples.
Examples Without Excess Withdrawals
Examples 1-5 (without excess withdrawals) assume the following:
•the owner is age 62 and the owner’s spouse is age 60 on the rider effective date.
•initial premium payment = $100,000.
•the For Life withdrawal benefit base prior to withdrawal = $100,000.
•“Single Life” For Life (4.00%) For Life withdrawal benefit payment = $4,000, if withdrawals start prior to the owner attaining age 65.
•“Joint Life” For Life (3.50%) For Life withdrawal benefit payment = $3,500, if withdrawals start prior to the spouse attaining age 65.
Example 1
In contract year one, no withdrawals are taken and no For Life withdrawal benefit payment election has been designated. Because the owner has not made a For Life withdrawal benefit payment election, we automatically calculate the For Life withdrawal benefit payment as “Single Life”.
On the first Contract anniversary:
•there is no GMWB Step-Up because the For Life withdrawal benefit base is larger than the Contract’s accumulated value.
•the For Life withdrawal benefit base is $100,000.
•the “Single Life” For Life withdrawal benefit payment is $100,000 x 0.040 = $4,000.
Example 2
In contract year one:
•no withdrawals are taken and no For Life withdrawal benefit payment election has been designated. Because the owner has not made a For Life withdrawal benefit payment election, we automatically calculate the For Life withdrawal benefit payment as “Single Life”.
•the owner makes a premium payment of $50,000.
On the first Contract anniversary:
•there is no GMWB Step-Up because the For Life withdrawal benefit base is larger than the Contract’s accumulated value.
•the For Life withdrawal benefit base is $100,000 + $50,000 = $150,000.
•the “Single Life” For Life withdrawal benefit payment is $150,000 x 0.040 = $6,000.
Example 3
In contract year one, the owner elects the “Joint Life” For Life withdrawal benefit payment and takes a withdrawal of $3,500. The “Joint Life” For Life withdrawal benefit payment percentage is locked-in at 3.50%.
On the first Contract anniversary:
•there is no GMWB Step-Up because the For Life withdrawal benefit base is larger than the Contract’s accumulated value.
•the For Life withdrawal benefit base remains the same ($100,000).
•the “Joint Life” For Life withdrawal benefit payment for the next contract year remains the same ($100,000 x 0.0350 = $3,500).
Appendix D – Examples of GMWB Rider without a Bonus    90

Example 4
In contract year one, no withdrawals are taken and no For Life withdrawal benefit payment election has been designated. Because the owner has not made a For Life withdrawal benefit payment election, we automatically calculate For Life withdrawal benefit payment as “Single Life”.
On the first Contract anniversary:
•there is no GMWB Step-Up because the For Life withdrawal benefit base is larger than the Contract’s accumulated value.
•the For Life withdrawal benefit base is $100,000 = $100,000.
•the “Single Life” For Life withdrawal benefit payment is $100,000 x 0.040 = $4,000.
In contract year two, the owner elects the “Joint Life” For Life withdrawal benefit payment and takes a withdrawal of $3,500. The “Joint Life” For Life withdrawal benefit payment percentage is locked-in at 3.50%.
On the second Contract anniversary:
•there is no GMWB Step-Up because the For Life withdrawal benefit base is larger than the Contract’s accumulated value.
•the For Life withdrawal benefit base remains the same ($100,000).
•the “Joint Life” For Life withdrawal benefit payment for the next contract year is $100,000 x 0.0350 = $3,500.
In contract year three, no withdrawals are taken. The “Joint Life” For Life withdrawal benefit payment percentage remains locked-in at 3.50%.
On the third Contract anniversary:
•there is no GMWB Step-Up because the For Life withdrawal benefit base is larger than the Contract’s accumulated value.
•the For Life withdrawal benefit base remains the same ($100,000).
•the “Joint Life” For Life withdrawal benefit payment for the next contract year remains the same ($100,000 x 0.0350 = $3,500).
Example 5
The owner elects the “Single Life” For Life withdrawal benefit payment, and in each of the first two contract years, takes a withdrawal of $4,000. Assume there is no GMWB Step-Up on the first Contract anniversary. On the 2nd Contract anniversary, the owner will receive the GMWB Step-Up if the Contract’s accumulated value is greater than the For Life withdrawal benefit base.

If the accumulated value on the second Contract anniversary is:	$95,000	$110,000
For Life (“Single Life”)
Prior to step-up
For Life Withdrawal Benefit Base	$100,000	$100,000
For Life Withdrawal Benefit Payment	$100,000 x 0.040 = $4,000	$100,000 x 0.040 = $4,000
After step-up
For Life Withdrawal Benefit Base	$100,000	$110,000
For Life Withdrawal Benefit Payment	$100,000 x 0.040 = $4,000	$110,000 x 0.040 = $4,400
Example 6 (without excess withdrawals) assumes the following:
•the owner is age 70 and the owner’s spouse is age 56 on the rider effective date.
•initial premium payment = $100,000.
•the For Life withdrawal benefit base prior to withdrawal = $100,000.
•“Single Life” For Life (5.00%) For Life withdrawal benefit payment = $5,000.
•“Joint Life” For Life (3.50%) For Life withdrawal benefit payment = $3,500, if withdrawals start prior to the owner’s spouse attaining age 65.
Example 6
In contract year one, no withdrawals are taken and no For Life withdrawal benefit payment election has been designated. Because the owner has not made a For Life withdrawal benefit payment election, we automatically calculate For Life withdrawal benefit payment as “Single Life”.
Appendix D – Examples of GMWB Rider without a Bonus    91

On the first Contract anniversary:
•there is no GMWB Step-Up because the For Life withdrawal benefit base is larger than the Contract’s accumulated value.
•the For Life withdrawal benefit base is $100,000 = $100,000.
•the “Single Life” For Life withdrawal benefit payment is $100,000 x 0.0500 = $5,000.
In contract year two, the owner elects the “Joint Life” For Life withdrawal benefit payment and takes a withdrawal of $3,500. The “Joint Life” For Life withdrawal benefit payment percentage is locked-in at 3.50%.
On the second Contract anniversary:
•there is no GMWB Step-Up because the For Life withdrawal benefit base is larger than the Contract’s accumulated value.
•the For Life withdrawal benefit base remains the same ($100,000).
•the “Joint Life” For Life withdrawal benefit payment for the next contract year is $100,000 x 0.0350 = $3,500.
In contract year three, no withdrawals are taken. The “Joint Life” For Life withdrawal benefit payment percentage remains locked-in at 3.50%.
On the third Contract anniversary:
•Since a withdrawal was taken in contract year two, no GMWB bonus is credited.
•there is no GMWB Step-Up because the For Life withdrawal benefit base is larger than the Contract’s accumulated value.
•the For Life withdrawal benefit base remains the same ($100,000).
•the “Joint Life” For Life withdrawal benefit payment for the next contract year remains the same ($100,000 x 0.0350 = $3,500).
Examples With Excess Withdrawals
Excess withdrawal examples 7-8 assume the following:
•the owner is age 62 and elected “Single Life” For Life withdrawal benefit payments at the first withdrawal and therefore, locks-in the “Single Life” For Life withdrawal benefit payment percentage at 4.00%.
•the initial premium payment is $100,000
•the For Life withdrawal benefit base prior to withdrawal = $100,000
•“Single Life” For Life (4.00%) For Life withdrawal benefit payment = $4,000
•Withdrawal taken = $8,000
•excess amount under the For Life withdrawal benefit base is $4,000
Appendix D – Examples of GMWB Rider without a Bonus    92

Example 7
In this example, assume the accumulated value prior to the withdrawal is $90,000.
For Life Withdrawal Benefit Base Calculation
On the Contract anniversary following the withdrawal, the For Life withdrawal benefit base is adjusted for any excess withdrawals.
The amount of the adjustment* is $4,651.16. The new For Life withdrawal benefit base is $100,000 - $4,651.16 = $95,348.84.
*The amount of the adjustment for the excess withdrawal is the greater of a or b where:
a = $4,000 (the amount of the excess withdrawal); and
b = $4,651.16 (the result of (1 divided by 2) multiplied by 3) where:
1 = the amount of the withdrawal greater than the “Single Life” For Life withdrawal benefit payment remaining prior to the withdrawal ($4,000);
2 = the accumulated value after the “Single Life” For Life withdrawal benefit payment is deducted but prior to the withdrawal of the excess amount ($90,000 - $4,000); and
3 = the For Life withdrawal benefit base prior to the adjustment for the excess amount ($100,000).
For Life Withdrawal Benefit Payment Calculation (for the next contract year)
The For Life withdrawal benefit payment is the new For Life withdrawal benefit base (calculated on the Contract anniversary) multiplied by the associated percentage. The “Single Life” For Life withdrawal benefit payment percentage is locked-in at 4.00%.
The new “Single Life” For Life withdrawal benefit payment is $95,348.84 x 0.040 = $3,813.95.
Example 8
In this example, assume the accumulated value prior to the withdrawal is $110,000.
For Life Withdrawal Benefit Base Calculation
On the Contract anniversary following the withdrawal, the For Life withdrawal benefit base is adjusted for any excess withdrawals.
The amount of the adjustment* is $4,000 (the amount of the excess withdrawal). The new For Life withdrawal benefit base is $100,000 - $4,000 = $96,000.
*    The amount of the adjustment for excess withdrawal is the greater of a or b where:
a = $4,000 (the amount of the excess withdrawal); and
b = $3,773.58 (the result of (1 divided by 2) multiplied by 3) where:
1 = the amount of the withdrawal greater than the “Single Life” For Life withdrawal benefit payment available prior to the withdrawal ($4,000);
2 = the accumulated value after the “Single Life” For Life withdrawal benefit payment is deducted but prior to the withdrawal of the excess amount ($110,000 minus $4,000); and
3 = the For Life withdrawal benefit base prior to the adjustment for the excess amount ($100,000).
For Life Withdrawal Benefit Payment Calculation (for the next contract year)
The For Life withdrawal benefit payment is the new For Life withdrawal benefit base (calculated on the Contract anniversary) multiplied by the associated percentage. The “Single Life” For Life withdrawal benefit payment percentage is locked-in at 4.00%.
The new “Single Life” For Life withdrawal benefit payment is $96,000 x 0.040 = $3,840.
Appendix D – Examples of GMWB Rider without a Bonus    93

APPENDIX E – GMWB DEATH BENEFIT EXAMPLES
These examples have been provided to assist you in understanding the GMWB Death Benefit and to demonstrate how premium payments received and withdrawals taken from the Contract affect the GMWB Death Benefit. These examples are based on certain hypothetical assumptions and are for illustrative purposes only. These examples are not intended to serve as projections of future investment returns.
NOTE:    The owner’s actions determine the benefits received.
NOTE:    For the purpose of the following examples, a partial annuitization has the same effect as a partial surrender and both are referred to as a withdrawal in the following examples.
Withdrawals impact the GMWB Death Benefit as follows:
•A withdrawal that is not a "For Life" Excess Withdrawal will reduce the GMWB Death Benefit by the amount of the withdrawal. Then, each "For Life" Excess Withdrawal will proportionately reduce the GMWB Death Benefit.
•A withdrawal up to the RMD amount under the RMD Program for GMWB Riders is not considered an excess withdrawal and will reduce the GMWB Death Benefit by the amount of the withdrawal.
NOTE:    The numbers used in the examples below are hypothetical only and are intended to illustrate how the death benefit is calculated. The available For Life withdrawal benefit payment is determined by multiplying the For Life withdrawal benefit base by the For Life withdrawal benefit payment percentage and then subtracting any previous withdrawals taken within that contract year.

Example 1
Contract issue date = September 1
Initial premium payment = $100,000
Available For Life withdrawal benefit payment = $4,000
Additional premium payments = $0
Withdrawals = $0
On the contract anniversary in the following calendar year, assume the Contract accumulated value is $90,000.
The GMWB Death Benefit is the greatest of 1, 2, and 3 below.
1.$90,000 = accumulated value
2.$100,000 = $100,000 - $0 = total premium payments minus each withdrawal taken
3.N/A – Contract has not reached 7th Contract anniversary
The GMWB Death Benefit on the first contract anniversary is $100,000.
Example 2
Contract issue date = August 15
Initial premium payment = $100,000
Available For Life withdrawal benefit payment = $4,000
Additional premium payment received on October 3 of the same calendar year = $25,000
Withdrawals = $0
On the contract anniversary in the following calendar year, assume the Contract accumulated value is $160,000.
The GMWB Death Benefit is the greatest of 1, 2, and 3 below.
1.$160,000 = accumulated value
2.$125,000 = $100,000 + $25,000 - $0 = total premium payments minus each withdrawal taken
3.N/A – Contract has not reached 7th Contract anniversary
The GMWB Death Benefit on the first contract anniversary is $160,000.
Appendix E – GMWB Death Benefit Examples    94

Example 3
Contract issue date = August 31
Initial premium payment = $100,000
Available For Life withdrawal benefit payment = $4,000
Additional premium payment = $0
Withdrawal on November 3 of same calendar year = $2,500
Withdrawal on January 15 of following calendar year = $8,000
On November 3, assume the accumulated value prior to the withdrawal is $110,000.
The GMWB Death Benefit on November 3 is the greatest of 1, 2, and 3 below.
1.$107,500 = accumulated value ($110,000 - $2,500)
2.$97,500 = $100,000 - $2,500 = total premium payments minus each withdrawal taken
3.N/A – Contract has not reached 7th Contract anniversary
On November 3, the GMWB Death Benefit is $107,500. The available For Life withdrawal benefit payment is reduced to $1,500 ($4,000 - $2,500).
On January 15, assume the accumulated value prior to the withdrawal is $113,000. Since the available For Life withdrawal benefit payment is $1,500, an excess withdrawal of $6,500 is taken.
Accumulated Value after $1,500 withdrawal = $111,500
Excess withdrawal death benefit proportion = ($6,500 / $111,500) = 0.0583
The GMWB Death Benefit after the withdrawal on January 15 is the greatest of 1, 2, and 3 below.
1.$105,000 = accumulated value ($113,000 - $8,000)
2.$90,403.20 = $100,000 – $2,500 – $1,500 – [($100,000 - $2,500 - $1,500) * 0.0583)] = total premium payments minus each withdrawal taken
3.N/A – Contract has not reached 7th Contract anniversary
On January 15, the GMWB death benefit is $105,000.
NOTE:    For number 2 above, $4,000 of the withdrawals were not "For Life" Excess Withdrawals and reduced the GMWB Death Benefit by $4,000. The "For Life" Excess Withdrawal of $6,500 proportionately reduced the GMWB Death Benefit by the ratio of the "For Life" Excess Withdrawal taken to the Contract accumulated value immediately prior to the "For Life" Excess Withdrawal ($6,500 / $111,500 = 0.0583).
Example 4
Contract issue date = October 25
Initial premium payment = $100,000
Available For Life withdrawal benefit payment = $4,000
Additional premium payment = $0
Withdrawal on November 3 of same calendar year = $2,500
Withdrawal on January 15 of following calendar year = $8,000
On November 3, assume the accumulated value prior to the withdrawal is $87,500.
The GMWB Death Benefit on November 3 is the greatest of 1, 2, and 3 below.
1.$85,000 = accumulated value ($87,500 - $2,500)
2.$97,500 = $100,000 - $2,500 = total premium payments minus each withdrawal taken
3.N/A – Contract has not reached 7th Contract anniversary
On November 3, the GMWB Death Benefit is $97,500. The available For Life withdrawal benefit payment is reduced to $1,500 ($4,000 - $2,500).
On January 15, assume the accumulated value prior to the withdrawal is $83,000. Since the available For Life withdrawal benefit payment is $1,500, an excess withdrawal of $6,500 is taken.
Accumulated Value after $1,500 withdrawal = $81,500
Excess withdrawal death benefit proportion = ($6,500 / $81,500) = 0.0798
Appendix E – GMWB Death Benefit Examples    95

The GMWB Death Benefit after the withdrawal on January 15 is the greatest of 1, 2, and 3 below.
1.$75,000 = accumulated value ($83,000 - $8,000)
2.$88,339.20 = $100,000 – $2,500 – $1,500 – [($100,000 - $2,500 - $1,500) * 0.0798)] = total premium payments minus each withdrawal taken
3.N/A – Contract has not reached 7th Contract anniversary
On January 15, the GMWB death benefit is $88,339.00.
NOTE:    For number 2 above, $4,000 of the withdrawals were not "For Life" Excess Withdrawals and reduced the GMWB Death Benefit by $4,000. The "For Life" Excess Withdrawal of $6,500 proportionately reduced the GMWB Death Benefit by the ratio of the "For Life" Excess Withdrawal taken to the Contract accumulated value immediately prior to the "For Life" Excess Withdrawal ($6,500 / $81,500 = 0.0798).
Example 5
Contract issue date = November 3
Initial premium payment = $100,000
Available For Life withdrawal benefit payment = $3,000
Additional premium payment = $0
Withdrawal on December 30 of same calendar year = $5,000
Accumulated Value on Contract anniversary divisible equally by 7 = $78,750
On December 30, assume the accumulated value prior to the withdrawal is $90,000. Since the available For Life withdrawal benefit payment is $3,000, an excess withdrawal of $2,000 is taken.
Accumulated value after $3,000 withdrawal = $87,000
Excess withdrawal death benefit proportion = ($2,000 / $87,000) = 0.0230
The GMWB Death Benefit on December 30 is the greatest of 1, 2, and 3 below.
1.$85,000 = accumulated value ($87,500 - $2,500)
2.$94769.40 = $100,000 - $3,000 – [($100,000 - $3,000) * 0.0230] = total premium payments minus each withdrawal taken
3.$74,007.75 = $78,750 + $0 - $3,000 - [($78,750 - $3,000) * 0.0230] = the Contract accumulated value that was in effect on any prior Contract anniversary that is divisible equally by 7, plus any premium payments made after that Contract anniversary minus each withdrawal taken after that Contract anniversary.
On December 30, the GMWB death benefit is $94,769.00.
NOTE:    For numbers 2 and 3 above, $3,000 of the withdrawals were not "For Life" Excess Withdrawals and reduced the GMWB Death Benefit by $3,000. The "For Life" Excess Withdrawal of $2,000 proportionately reduced the GMWB Death Benefit by the ratio of the "For Life" Excess Withdrawal taken to the Contract accumulated value immediately prior to the "For Life" Excess Withdrawal ($2,000 / $87,000 = 0.0230).
Appendix E – GMWB Death Benefit Examples    96

APPENDIX F – NEW YORK REG 60 – DETERMINING GMWB CHARGES AND PERCENTAGES AND SUBMISSION GUIDELINES
This appendix provides information about the GMWB Charge, GMWB Percentages and application submission guidelines (“GMWB New York Reg 60 Submission Guidelines”) for Contracts where New York Reg 60 applies.
Determining GMWB Charge and Percentages – NY Reg 60
If you are applying for this Contract as a replacement for an existing life insurance policy or annuity contract, in order to receive the GMWB Charge and GMWB Percentages in effect on the date the application is signed, the submission guidelines applicable to New York Reg 60 must be met (see GMWB New York Reg 60 Submission Guidelines section).
When the GMWB New York Reg 60 Submission Guidelines are met, a comparison of the GMWB Charge and GMWB Percentages in effect on the following dates will be used to determine which GMWB Charge and GMWB Percentages will apply to your Contract:
•     the date you signed the Client Authorization Form;
•the date you signed the application; and
•the date the money is received by us.
The comparison will be done in a two-step process as follows:
Step One: The GMWB Charge and GMWB Percentages in effect on the date you signed the Client Authorization Form will be compared to the GMWB Charge and GMWB Percentages in effect on the date you signed the application. If any of the GMWB Percentages have decreased or the GMWB Charge has changed, the GMWB Charge and GMWB Percentages in effect on the date you signed the Client Authorization Form will be used in step two. Otherwise, the GMWB Charge and GMWB Percentages in effect on the date you signed the application will be used in step two.
Step Two: The GMWB Charge and GMWB Percentages determined in step one will be compared to the GMWB Charge and GMWB Percentages in effect on the date the money is received. If any of the GMWB Percentages have increased, you will receive the GMWB Charge and GMWB Percentages in effect on the date the money is received by us, provided that no GMWB Percentages have decreased and the GMWB Charge has not changed. Otherwise, you will receive the GMWB Charge and GMWB Percentages determined by step one.
Example:

	GMWB Charge and GMWB Percentages in effect on:
	Client Authorization Form Signature Date	Application Signature Date	Money Received Date
GMWB	1.25%	1.25%	1.25%
GMWB Bonus	5% for 15 years	5% for 15 years	6% for 15 years
Ages: 45-54	3.00%	3.00%	3.00%
Ages: 55-59	3.80%	3.80%	3.80%
Ages: 60-64	3.80%	3.80%	3.80%
Ages: 65-74	4.80%	5.80%	3.80%
Ages: 75+	5.05%	5.05%	5.05%
Step One: In the table above, compare the GMWB Charge and GMWB Percentages on the client authorization form signature date to the GMWB Charge and GMWB Percentages on the application signature date. In this example, a GMWB Percentage increased on the application signature date (ages 65-74), no GMWB Percentages decreased and the GMWB Charge did not change. As a result, the GMWB Charge and GMWB Percentages in effect on the application signature date are used in step two.
Step Two: Compare the GMWB Charge and GMWB Percentages on the application signature date to the GMWB Charge and GMWB Percentages on the money received date. In this example, a GMWB Percentage decreased (ages 65-74), a GMWB Percentage increased (GMWB Bonus) and the GMWB Charge did not change on the money received date. As a result, the GMWB Charge and GMWB Percentages in effect on the application signature date will apply to your Contract.
Appendix F – New York Reg 60 – Determining    97
GMWB Charges and Percentages and
Submission Guidelines

You will be notified if the GMWB New York Reg 60 Submission Guidelines are not satisfied, in which case we will provide you with the current GMWB Charges and Percentages Supplement, which will include the GMWB Charge and GMWB Percentages applicable to your Contract. Additional paperwork may be required.
The GMWB Percentages applicable to your Contract will not change for the life of your Contract and will be in a GMWB Charges and Percentages Supplement attached to your prospectus. We reserve the right to increase the GMWB Charge up to the maximum annual charge. See 7. CHARGES - GMWB Charges for Rider Benefits for more information.
GMWB New York Reg 60 Submission Guidelines
The GMWB New York Reg 60 Submission Guidelines are:
•your application must be signed within the stated time period during which the GMWB Percentages are in effect;
•your application must be received by us within 7 business days of the date the application is signed; and
•the annuity must be funded within 90 calendar days of the date the Client Authorization Form is signed.
Under certain circumstances we may waive these conditions or extend these time periods in a nondiscriminatory manner.
Appendix F – New York Reg 60 – Determining    98
GMWB Charges and Percentages and
Submission Guidelines

APPENDIX G – HISTORICAL GMWB CHARGES AND PERCENTAGES
The tables below include GMWB Charges and Percentages for the periods listed.

Target Income Protector:
Application Signature Date	Current annual rider charge	Contract Anniversary (following the rider effective date)	GMWB Bonus Percentage	Age of Covered Life at First Withdrawal*	For Life Withdrawal Benefit Payment Percentage
					Single Life	Joint Life*
December 28, 2016 through and including February 28, 2017	1.25%	1-15	5.00%	45-54	3.00%	2.50%
				55-64	3.75%	3.25%
		16+	0.00%	65-74	5.00%	4.50%
				75+	5.25%	4.75%
March 1, 2017 through and including March 31, 2017	1.25%	1-15	5.00%	45-54	3.25%	2.75%
				55-59	4.00%	3.50%
				60-64	4.25%	3.75%
				65-69	5.25%	4.75%
		16+	0.00%	70-74	5.35%	4.85%
				75-79	5.50%	5.00%
				80+	6.00%	5.50%
April 1, 2017 through and including November 30, 2017	1.25%	1-15	5.00%	45-54	3.25%	2.75%
				55-59	4.00%	3.50%
				60-64	4.25%	4.00%
				65-69	5.25%	4.75%
		16+	0.00%	70-74	5.35%	4.85%
				75-79	5.50%	5.00%
				80+	6.00%	5.50%
December 1, 2017 through and including April 30, 2018	1.25%	1-15	5.00%	45-54	3.25%	2.75%
				55-59	4.00%	3.50%
				60-64	4.35%	4.10%
				65-69	5.50%	5.00%
		16+	0.00%	70-74	5.50%	5.00%
				75-79	5.75%	5.25%
				80+	6.00%	5.50%
May 1, 2018 through and including October 31, 2018	1.25%	1-15	5.50%	45-54	3.25%	2.75%
				55-59	4.00%	3.50%
				60-64	4.35%	4.10%
				65-69	5.50%	5.00%
		16+	0.00%	70-74	5.50%	5.00%
				75-79	5.75%	5.25%
				80+	6.00%	5.50%

* Joint Life is based on age of younger covered life at first withdrawal.
Appendix G – Historical GMWB Charges and Percentages    99

Target Income Protector:
Application Signature Date	Current annual rider charge	Contract Anniversary (following the rider effective date)	GMWB Bonus Percentage	Age of Covered Life at First Withdrawal*	For Life Withdrawal Benefit Payment Percentage
					Single Life	Joint Life*
November 1, 2018 through and including December 31, 2018	1.25%	1-15	5.50%	45-54	3.35%	2.85%
				55-59	4.10%	3.60%
				60-64	4.45%	4.20%
				65-69	5.60%	5.10%
		16+	0.00%	70-74	5.60%	5.10%
				75-79	5.85%	5.35%
				80+	6.10%	5.60%
January 1, 2019 through and including August 31, 2019	1.25%	1-15	5.50%	45-54	3.55%	3.05%
				55-59	4.30%	3.80%
				60-64	4.65%	4.40%
				65-69	5.80%	5.30%
		16+	0.00%	70-74	5.85%	5.35%
				75-79	6.05%	5.55%
				80+	6.30%	5.80%
September 1, 2019 through and including September 30, 2019	1.45%	1-15	6.70%	45-54	3.05%	2.55%
				55-59	3.80%	3.30%
				60-64	4.15%	3.90%
				65-69	5.30%	4.80%
		16+	0.00%	70-74	5.35%	4.85%
				75-79	5.55%	5.05%
				80+	5.80%	5.30%
October 1, 2019 through and including December 31, 2019	1.45%	1-15	5.00%	45-54	2.75%	2.25%
				55-59	3.50%	3.00%
				60-64	3.85%	3.60%
				65-69	5.00%	4.50%
		16+	0.00%	70-74	5.05%	4.55%
				75-79	5.25%	4.75%
				80+	5.50%	5.00%
January 1, 2020 through and including March 31, 2020	1.45%	1-15	5.00%	45-54	2.85%	2.35%
				55-59	3.60%	3.10%
				60-64	3.95%	3.70%
				65-69	5.10%	4.60%
		16+	0.00%	70-74	5.15%	4.65%
				75-79	5.35%	4.85%
				80+	5.60%	5.10%

* Joint Life is based on age of younger covered life at first withdrawal.
Appendix G – Historical GMWB Charges and Percentages    100

Target Income Protector:
Application Signature Date	Current annual rider charge	Contract Anniversary (following the rider effective date)	GMWB Bonus Percentage	Age of Covered Life at First Withdrawal*	For Life Withdrawal Benefit Payment Percentage
					Single Life	Joint Life*
April 1, 2020 through and including September 30, 2020	1.55%	1-15	5.00%	45-54	2.75%	2.25%
				55-59	3.50%	3.00%
				60-64	3.85%	3.60%
				65-69	5.00%	4.50%
		16+	0.00%	70-74	5.05%	4.55%
				75-79	5.25%	4.75%
				80+	5.50%	5.00%
October 1, 2020 through and including January 31, 2021	1.55%	1-15	4.50%	45-54	2.75%	2.25%
				55-59	3.50%	3.00%
				60-64	3.85%	3.60%
				65-69	5.00%	4.50%
		16+	0.00%	70-74	5.05%	4.55%
				75-79	5.25%	4.75%
				80+	5.50%	5.00%
February 1, 2021 through and including April 30, 2021	1.55%	1-15	5.00%	45-54	2.75%	2.25%
				55-59	3.50%	3.00%
				60-64	3.85%	3.60%
				65-69	5.00%	4.50%
		16+	0.00%	70-74	5.05%	4.55%
				75-79	5.25%	4.75%
				80+	5.50%	5.00%
* Joint Life is based on age of younger covered life at first withdrawal.
Appendix G – Historical GMWB Charges and Percentages    101

Flexible Income Protector:
Application Signature Date	Current annual rider charge	Age of Covered Life at First Withdrawal*	For Life Withdrawal Benefit Payment Percentage
			If first withdrawal is taken less than or equal to 5 years after Contract issue date		If first withdrawal is taken more than 5 years after Contract issue date
			Single Life	Joint Life*	Single Life	Joint Life*
December 28, 2016 through and including February 28, 2017	1.05%	45-54	2.50%	2.00%	3.00%	2.50%
		55-64	3.25%	2.75%	3.75%	3.25%
		65-74	4.50%	4.00%	5.00%	4.50%
		75+	4.75%	4.25%	5.25%	4.75%
March 1, 2017 through and including March 31, 2017	0.85%	45-54	2.50%	2.00%	3.00%	2.50%
		55-59	3.25%	2.75%	3.75%	3.25%
		60-64	3.50%	3.00%	4.00%	3.50%
		65-69	4.50%	4.00%	5.00%	4.50%
		70-74	4.60%	4.10%	5.10%	4.60%
		75-79	4.75%	4.25%	5.25%	4.75%
		80+	5.25%	4.75%	5.75%	5.25%
April 1, 2017 through and including November 30, 2017	0.85%	45-54	2.50%	2.00%	3.00%	2.50%
		55-59	3.25%	2.75%	3.75%	3.25%
		60-64	3.50%	3.25%	4.00%	3.75%
		65-69	4.50%	4.00%	5.00%	4.50%
		70-74	4.60%	4.10%	5.10%	4.60%
		75-79	4.75%	4.25%	5.25%	4.75%
		80+	5.25%	4.75%	5.75%	5.25%
December 1, 2017 through and including October 31, 2018	0.85%	45-54	2.50%	2.00%	3.00%	2.50%
		55-59	3.25%	2.75%	3.75%	3.25%
		60-64	3.60%	3.35%	4.10%	3.85%
		65-69	4.75%	4.25%	5.25%	4.75%
		70-74	4.75%	4.25%	5.25%	4.75%
		75-79	5.00%	4.50%	5.50%	5.00%
		80+	5.25%	4.75%	5.75%	5.25%
November 1, 2018 through and including December 31, 2018	0.85%	45-54	2.60%	2.10%	3.10%	2.60%
		55-59	3.35%	2.85%	3.85%	3.35%
		60-64	3.70%	3.45%	4.20%	3.95%
		65-69	4.85%	4.35%	5.35%	4.85%
		70-74	4.85%	4.35%	5.35%	4.85%
		75-79	5.10%	4.60%	5.60%	5.10%
		80+	5.35%	4.85%	5.85%	5.35%

* Joint Life is based on age of younger covered life at first withdrawal.
Appendix G – Historical GMWB Charges and Percentages    102

Flexible Income Protector:
Application Signature Date	Current annual rider charge	Age of Covered Life at First Withdrawal*	For Life Withdrawal Benefit Payment Percentage
			If first withdrawal is taken less than or equal to 5 years after Contract issue date		If first withdrawal is taken more than 5 years after Contract issue date
			Single Life	Joint Life*	Single Life	Joint Life*
January 1, 2019 through and including September 30, 2019	0.85%	45-54	2.80%	2.30%	3.30%	2.80%
		55-59	3.55%	3.05%	4.05%	3.55%
		60-64	3.90%	3.65%	4.40%	4.15%
		65-69	5.05%	4.55%	5.55%	5.05%
		70-74	5.10%	4.60%	5.60%	5.10%
		75-79	5.30%	4.80%	5.80%	5.30%
		80+	5.55%	5.05%	6.05%	5.55%
October 1, 2019 through and including March 31, 2020	0.85%	45-54	2.55%	2.05%	3.05%	2.55%
		55-59	3.30%	2.80%	3.80%	3.30%
		60-64	3.65%	3.40%	4.15%	3.90%
		65-69	4.80%	4.30%	5.30%	4.80%
		70-74	4.85%	4.35%	5.35%	4.85%
		75-79	5.05%	4.55%	5.55%	5.05%
		80+	5.30%	4.80%	5.80%	5.30%
April 1, 2020 through and including April 30, 2021	0.95%	45-54	2.55%	2.05%	3.05%	2.55%
		55-59	3.30%	2.80%	3.80%	3.30%
		60-64	3.65%	3.40%	4.15%	3.90%
		65-69	4.80%	4.30%	5.30%	4.80%
		70-74	4.85%	4.35%	5.35%	4.85%
		75-79	5.05%	4.55%	5.55%	5.05%
		80+	5.30%	4.80%	5.80%	5.30%
* Joint Life is based on age of younger covered life at first withdrawal.
Appendix G – Historical GMWB Charges and Percentages    103

Flexible Income Protector Plus:
Application Signature Date	Current annual rider charge	Contract Anniversary (following the rider effective date)	GMWB Bonus Percentage	Age of Covered Life at First Withdrawal*	For Life Withdrawal Benefit Payment Percentage
					Single Life	Joint Life*
November 6, 2017 through and including November 30, 2017	1.25%	1-10	5.00%	45-54	3.00%	2.50%
				55-59	3.75%	3.25%
				60-64	4.00%	3.75%
				65-69	5.00%	4.50%
		11+	0.00%	70-74	5.10%	4.60%
				75-79	5.25%	4.75%
				80+	5.75%	5.25%
December 1, 2017 through and including April 30, 2018	1.25%	1-10	5.00%	45-54	3.00%	2.50%
				55-59	3.75%	3.25%
				60-64	4.10%	3.85%
				65-69	5.15%	4.65%
		11+	0.00%	70-74	5.15%	4.65%
				75-79	5.50%	5.00%
				80+	5.75%	5.25%
May 1, 2018 through and including October 31, 2018	1.25%	1-10	5.50%	45-54	3.00%	2.50%
				55-59	3.75%	3.25%
				60-64	4.10%	3.85%
				65-69	5.15%	4.65%
		11+	0.00%	70-74	5.15%	4.65%
				75-79	5.50%	5.00%
				80+	5.75%	5.25%
November 1, 2018 through and including December 31, 2018	1.25%	1-10	5.50%	45-54	3.10%	2.60%
				55-59	3.85%	3.35%
				60-64	4.20%	3.95%
				65-69	5.25%	4.75%
		11+	0.00%	70-74	5.25%	4.75%
				75-79	5.60%	5.10%
				80+	5.85%	5.35%
January 1, 2019 through and including August 31, 2019	1.25%	1-10	5.50%	45-54	3.30%	2.80%
				55-59	4.05%	3.55%
				60-64	4.40%	4.15%
				65-69	5.45%	4.95%
		11+	0.00%	70-74	5.50%	5.00%
				75-79	5.80%	5.30%
				80+	6.05%	5.55%

* Joint Life is based on age of younger covered life at first withdrawal.
Appendix G – Historical GMWB Charges and Percentages    104

Flexible Income Protector Plus:
Application Signature Date	Current annual rider charge	Contract Anniversary (following the rider effective date)	GMWB Bonus Percentage	Age of Covered Life at First Withdrawal*	For Life Withdrawal Benefit Payment Percentage
					Single Life	Joint Life*
September 1, 2019 through and including September 30, 2019	1.25%	1	4.00%	45-54	2.85%	2.35%
		2	5.00%	55-59	3.60%	3.10%
		3	6.00%	60-64	3.95%	3.70%
		4	7.00%	65-69	5.00%	4.50%
		5	8.00%	70-74	5.05%	4.55%
		6	9.00%	75-79	5.35%	4.85%
		7	10.00%	80+	5.60%	5.10%
		8+	0.00%
October 1, 2019 through and including December 31, 2019	1.25%	1	4.00%	45-54	2.40%	1.90%
		2	5.00%	55-59	3.15%	2.65%
		3	6.00%	60-64	3.50%	3.25%
		4	7.00%	65-69	4.55%	4.05%
		5	8.00%	70-74	4.60%	4.10%
		6	9.00%	75-79	4.90%	4.40%
		7	10.00%	80+	5.15%	4.65%
		8+	0.00%
January 1, 2020 through and including March 31, 2020	1.25%	1	4.00%	45-54	2.50%	2.00%
		2	5.00%	55-59	3.25%	2.75%
		3	6.00%	60-64	3.60%	3.35%
		4	7.00%	65-69	4.65%	4.15%
		5	8.00%	70-74	4.70%	4.20%
		6	9.00%	75-79	5.00%	4.50%
		7	10.00%	80+	5.25%	4.75%
		8+	0.00%
April 1, 2020 through and including September 30, 2020	1.35%	1	4.00%	45-54	2.40%	1.90%
		2	5.00%	55-59	3.15%	2.65%
		3	6.00%	60-64	3.50%	3.25%
		4	7.00%	65-69	4.55%	4.05%
		5	8.00%	70-74	4.60%	4.10%
		6	9.00%	75-79	4.90%	4.40%
		7	10.00%	80+	5.15%	4.65%
		8+	0.00%

* Joint Life is based on age of younger covered life at first withdrawal.
Appendix G – Historical GMWB Charges and Percentages    105

Flexible Income Protector Plus:
Application Signature Date	Current annual rider charge	Contract Anniversary (following the rider effective date)	GMWB Bonus Percentage	Age of Covered Life at First Withdrawal*	For Life Withdrawal Benefit Payment Percentage
					Single Life	Joint Life*
October 1, 2020 through and including January 31, 2021	1.35%	1	3.50%	45-54	2.40%	1.90%
		2	4.50%	55-59	3.15%	2.65%
		3	5.50%	60-64	3.50%	3.25%
		4	6.50%	65-69	4.55%	4.05%
		5	7.50%	70-74	4.60%	4.10%
		6	8.50%	75-79	4.90%	4.40%
		7	9.50%	80+	5.15%	4.65%
		8+	0.00%
February 1, 2021 through and including April 30, 2021	1.35%	1	4.00%	45-54	2.40%	1.90%
		2	5.00%	55-59	3.15%	2.65%
		3	6.00%	60-64	3.50%	3.25%
		4	7.00%	65-69	4.55%	4.05%
		5	8.00%	70-74	4.60%	4.10%
		6	9.00%	75-79	4.90%	4.40%
		7	10.00%	80+	5.15%	4.65%
		8+	0.00%
* Joint Life is based on age of younger covered life at first withdrawal.

Appendix G – Historical GMWB Charges and Percentages    106